EXHIBIT 10.16

                           SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                            DATED AS OF JULY 14, 2000

                                      AMONG

                            LNR PROPERTY CORPORATION
                        AND CERTAIN OF ITS SUBSIDIARIES,

                           THE LENDERS NAMED THEREIN,

                                       AND

                             BANK OF AMERICA, N.A.,
                            AS ADMINISTRATIVE AGENT,

                        U.S. BANK, NATIONAL ASSOCIATION,
                              AS SYNDICATION AGENT,

                              FLEET NATIONAL BANK,
                             AS DOCUMENTATION AGENT

                                       AND

                         GUARANTY FEDERAL BANK, F.S.B.,
                                AS MANAGING AGENT

                                      WITH

                         BANC OF AMERICA SECURITIES LLC,
                   AS SOLE LEAD ARRANGER AND SOLE BOOK MANAGER

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                                TABLE OF CONTENTS
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ARTICLE I.........................................................................................................2
         1.1 Definitions..........................................................................................2
         1.2 Financial Standards.................................................................................23

ARTICLE II.......................................................................................................23
         2.1 The Facility........................................................................................23
         2.2 Principal Payments and Extension Option.............................................................25
         2.3 Requests for Advances: responsibility for Advances..................................................26
         2.4 Evidence of Credit Extensions.......................................................................26
         2.5 Ratable and Non-Pro Rata Loans......................................................................26
         2.6 Applicable Margins..................................................................................26
         2.7 Commitment Fee......................................................................................27
         2.8 Other Fees..........................................................................................27
         2.9 Minimum Amount of Each Advance......................................................................28
         2.10 Interest...........................................................................................28
         2.11 Selection of Rate Options and LIBOR Interest Periods...............................................29
         2.12 Method of Payment..................................................................................31
         2.13 Default............................................................................................31
         2.14 Lending Installations..............................................................................32
         2.15 Non-Receipt of Funds by Agent......................................................................32
         2.16 Swingline Loans....................................................................................32
         2.19 Application of Moneys Received.....................................................................33

ARTICLE III......................................................................................................34
         3.1 Obligation to Issue.................................................................................34
         3.2 Types and Amounts...................................................................................35
         3.3 Conditions..........................................................................................35
         3.4 Procedure for Issuance of Facility Letters of Credit................................................36
         3.5 Reimbursement Obligations: Duties of Issuing Bank...................................................37
         3.6 Participation.......................................................................................38
         3.7 Payment of Reimbursement Obligations................................................................39
         3.8 Compensation for Facility Letters of Credit.........................................................41
         3.9 Letter of Credit Collateral Account.................................................................41

ARTICLE IV.......................................................................................................42
         4.1 Yield Protection....................................................................................42
         4.2 Changes in Capital Adequacy Regulations.............................................................42
         4.3 Availability of LIBOR Advances......................................................................43
         4.4 Funding Indemnification.............................................................................43
         4.5 Lender Statements; Survival of Indemnity............................................................44
         4.6 Lender Statements; Survival of Indemnity............................................................44
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ARTICLE V........................................................................................................46
         5.1 Conditions Precedent to Closing.....................................................................46
         5.2 Conditions Precedent to Subsequent Advances.........................................................48

ARTICLE VI.......................................................................................................49
         6.1 Existence...........................................................................................49
         6.2 Corporate/Partnership Powers........................................................................49
         6.3 Power of Officers...................................................................................50
         6.4 Government and Other Approvals......................................................................50
         6.5 Solvency............................................................................................50
         6.6 Compliance With Laws and Agreements.................................................................50
         6.7 Enforceability of Agreement.........................................................................50
         6.8 Title to Property...................................................................................51
         6.9 Litigation..........................................................................................51
         6.10 Events of Default..................................................................................51
         6.11 Investment Company Act of 1940.....................................................................51
         6.12 Public Utility Holding Company Act.................................................................51
         6.13 Regulation U.......................................................................................51
         6.14 No Material Adverse Financial Change...............................................................51
         6.15 Financial Information..............................................................................52
         6.16 Factual Information................................................................................52
         6.17 ERISA..............................................................................................52
         6.18 Taxes..............................................................................................52
         6.19 Environmental Matters..............................................................................52
         6.20 Insurance..........................................................................................53
         6.21 No Brokers.........................................................................................53
         6.22 No Violation of Usury Laws.........................................................................54
         6.23 Not a Foreign Person...............................................................................54
         6.24 No Trade Name......................................................................................54
         6.25 Subsidiaries.......................................................................................54
         6.26 Properties.........................................................................................54
         6.27 Relationship of the Borrower.......................................................................56
         6.28 No Side Deals......................................................................................56
         6.29 Stock Pledge.......................................................................................56

ARTICLE VII......................................................................................................56
         7.1 Borrowing Base Limit................................................................................56
         7.2 Maximum Leverage Ratio..............................................................................56
         7.3 Minimum Consolidated Tangible Net Worth.............................................................57
         7.4 Interest Coverage...................................................................................57
         7.5 Fixed Charge Coverage...............................................................................57
         7.6 Other Unsecured Senior Debt.........................................................................57
         7.7 Subordinated Debt...................................................................................57
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ARTICLE VIII.....................................................................................................58
         8.1 Notices.............................................................................................58
         8.2 Financial Statements, Reports. Etc..................................................................58
         8.3 Existence and Conduct of Operations.................................................................62
         8.4 Maintenance of Properties...........................................................................62
         8.5 Insurance...........................................................................................62
         8.6 Payment of Obligations..............................................................................63
         8.7 Compliance with Laws................................................................................63
         8.8 Adequate Books......................................................................................63
         8.9 ERISA...............................................................................................63
         8.10 Maintenance of Status..............................................................................63
         8.11 Use of Proceeds....................................................................................63
         8.12 Pre-Acquisition Environmental Investigations.......................................................63
         8.13 Joinder of New Subsidiaries........................................................................64
         8.14 Interest Rate Protection...........................................................................64
         8.15 Investment in Mortgage Subsidiary..................................................................64

ARTICLE IX.......................................................................................................64
         9.1 Change in Business..................................................................................65
         9.3 Foreign Investments.................................................................................65
         9.3 Change of Control...................................................................................65
         9.4 Use of Proceeds.....................................................................................65
         9.5 Transfers of Unencumbered Assets....................................................................65
         9.6 Liens...............................................................................................65
         9.7 Regulation U........................................................................................66
         9.8 Mergers and Dispositions............................................................................66
         9.9 Negative Pledge.....................................................................................67
         9.10 Distributions......................................................................................67

ARTICLE X........................................................................................................68
         10.1 Nonpayment of Principal............................................................................68
         10.2 Certain Covenants..................................................................................68
         10.3 Nonpayment of Interest and Other Obligations.......................................................68
         10.4 Cross Default......................................................................................68
         10.5 Loan Documents.....................................................................................68
         10.6 Representation or Warranty.........................................................................68
         10.7 Covenants, Agreements and Other Conditions.........................................................68
         10.9 Material Adverse Financial Change..................................................................69
         10.10 Bankruptcy........................................................................................69
         10.11 Legal Proceedings.................................................................................69
         10.12 ERISA.............................................................................................70
         10.13 Failure to Satisfy Judgments......................................................................70
         10.14 Environmental Remediation.........................................................................70
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ARTICLE XI.......................................................................................................70
         11.1 Acceleration.......................................................................................70
         11.2 Preservation of Rights; Amendments.................................................................71

ARTICLE XII......................................................................................................71
         12.1 Appointment........................................................................................71
         12.2 Powers.............................................................................................72
         12.3 General Immunity...................................................................................72
         12.4 No Responsibility for Loans, Recitals, etc.........................................................72
         12.5 Action on Instructions of Lenders..................................................................73
         12.6 Employment of Agents and Counsel...................................................................73
         12.7 Reliance on Documents; Counsel.....................................................................73
         12.8 Agent's Reimbursement and Indemnification..........................................................73
         12.9 Rights as a Lender.................................................................................74
         12.10 Commitment as a Lender............................................................................74
         12.11 Lender Credit Decision............................................................................74
         12.12 Successor Agent...................................................................................75
         12.13 Notice of Defaults................................................................................75
         12.14 Requests for Approval.............................................................................75
         12.15 Copies of Documents...............................................................................76
         12.16 Defaulting Lenders................................................................................76
         12.17 Withholding Tax...................................................................................76
         12.18 Borrower's Default Enforcement....................................................................77
         12.20 Bankruptcy of Borrower Tax........................................................................77
         12.21 Relationship of Parties...........................................................................77

ARTICLE XIII.....................................................................................................78
         13.1 Successors and Assigns.............................................................................78
         13.2 Participations.....................................................................................78
                  13.2.1  Permitted Participants: Effect.........................................................78
                  13.2.2  Voting Rights..........................................................................78
         13.3 Assignments........................................................................................79
                  13.3.1  Permitted Assignments..................................................................79
                  13.3.2  Effect: Effective Date of Assignment...................................................79
         13.4 Dissemination of Information.......................................................................80
         13.5 Tax Treatment......................................................................................80

ARTICLE XIV......................................................................................................80
         14.1 Survival of Representations........................................................................80
         14.2 Governmental Regulation............................................................................80
         14.3 Taxes..............................................................................................80
         14.4 Headings...........................................................................................80
         14.5 No Third Party Beneficiaries.......................................................................80
         14.6 Expenses: Indemnification..........................................................................81
         14.7 Severability of Provisions.........................................................................81
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         14.8 Nonliability of the Lenders........................................................................81
         14.9 Choice of Law......................................................................................82
         14.10 Consent to Jurisdiction...........................................................................82
         14.11 Waiver of Jury Trial..............................................................................82
         14.12 Successors and Assigns............................................................................82
         14.13 Entire Agreement; Modification of Agreement.......................................................82
         14.14 Dealings with the Borrower........................................................................83
         14.15 Set-Off...........................................................................................83
         14.16 Counterparts......................................................................................84
         14.18 Rights of Contribution among Credit Parties.......................................................84
         14.19 General Limitation on Obligations.................................................................85

ARTICLE XV.......................................................................................................85
         15.1 Giving Notice......................................................................................85
         15.2 Change of Address..................................................................................86
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                           SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is entered into as of July 14, 2000, by and among LNR PROPERTY CORPORATION, a Delaware corporation having its principal place of business at 760 N.W. 107th Avenue, Miami, Florida 33172 ("LNR"), the Subsidiaries of LNR identified on Schedule I (LNR and said Subsidiaries being referred to herein jointly and severally as the "Borrower"), the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., a national banking association ("Bank of America") as administrative agent (the "Agent") for the Lenders, U.S. Bank, National Association, as syndication agent ("Syndication Agent") for the Lenders, Fleet National Bank, as documentation agent ("Documentation Agent") for the Lenders, and Guaranty Federal Bank, F.S.B., as managing agent ("Managing Agent") for the Lenders.

                                    RECITALS

         A. The Borrower is primarily engaged in the business of (i) acquiring, developing, owning and operating a variety of commercial and industrial real properties, (ii) acquiring, itself or through partnerships which it manages, portfolios of commercial mortgage loans and real properties and providing workout, property management and asset sale services with regard to such portfolio assets, (iii) through Lennar Partners, Inc., a wholly owned Subsidiary of LNR, acting as special servicer with regard to commercial mortgage pools which are the subject of commercial mortgage backed securities ("CMBS"), (iv) acquiring unrated and rated CMBS issued with regard to commercial mortgage pools as to which LNR acts as special servicer, (v) making mortgage loans to companies and individuals engaged in commercial real estate activities and to developers and builders of residential communities, and (vi) investing in real estate related businesses.

         B. The Borrower has requested that the Lenders make loans available to the Borrower in the maximum aggregate principal amount of Three Hundred and Twenty Five Million Dollars ($325,000,000), subject to increase as provided in
Section 2.1(c) hereof and subject to any decrease pursuant to Section 12.10 hereof (as the same may be so increased or decreased, the "Facility Amount"), outstanding from time to time pursuant to the terms of this Agreement (the "Facility"), and that the Agent act as administrative agent for the Lenders. Pursuant to arrangements made by Banc of America Securities LLC, the Sole Lead Arranger and Sole Book Manager for the Facility, the Agent and the Lenders have agreed to do so.

         C. The Borrower, Bank of America and the Agent entered into that certain Amended and Restated Revolving Credit Agreement dated March 27, 1998, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated April 10, 1998, that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated September 14, 1998 and that certain Third Amendment to Amended and Restated Revolving

                                       1
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Credit Agreement dated March 20, 2000 (as amended, the "Original Agreement") and the parties hereto wish to amend and restate the Original Agreement in its entirety as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         1.1 Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

         "Adjusted Base Rate" means a floating interest rate equal to the Base Rate plus the Applicable Margin changing when and as the Base Rate or the Applicable Margin changes.

         "Additional CMBS Interest Income" means, for any fiscal quarter, that portion of the interest on CMBS paid to the Borrower during such quarter that is excluded from Net Income (as defined in clause (i) of the definition of "EBITDA"), and that is applied to reduce the book bases of Borrower's investments in such CMBS (such exclusion from Net Income and application to reduce basis being referred to herein as a "CMBS Adjustment"), as such portion is reported by Borrower from time to time on its report filed on Forms 10Q and 10K with the Securities and Exchange Commission under the heading "Interest received on CMBS in excess of income recognized," and as otherwise substantiated to the satisfaction of the Agent.

         "Adjusted EBITDA" means an amount equal to (i) EBITDA less (ii) the product of (a) 0.03 multiplied by (b) the sum of the Effective Gross Income generated by each Project.

         "Adjusted LIBOR Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the sum of (i) the quotient of (a) the LIBOR Rate applicable to such LIBOR Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such LIBOR Interest Period, plus (ii) the Applicable Margin in effect from time to time during such LIBOR Interest Period.

         "Adjusted Net Operating Income" means, as to any property, the Net Operating Income generated by such property over any fiscal period, on an annualized basis (if such period is less than a full fiscal year), less an amount equal to the product of 0.03 multiplied by the Effective Gross Income generated by such property for such period, on an annualized basis (if such period is less than a full fiscal year).

         "Advance" means a loan to the Borrower hereunder by one or more of the Lenders pursuant to Section 2.l(a) hereof (including Swingline Loans), including the initial Advance and all subsequent Advances, whether such Advances are, from time to time, Base Rate Advances, LIBOR Advances or Swingline Loans.

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         "Affiliate" means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agent" is defined in the preamble of this Agreement and means Bank of America, acting as administrative agent for the Lenders in connection with the transactions contemplated by this Agreement, and its successors in such capacity.

         "Aggregate Commitment" means, as of any date, the sum of all of the Lenders' then-current Stated Commitments, provided that the Aggregate Commitment shall not at any time exceed an amount equal to the lesser of (a) the Facility Amount, (b) the Borrowing Base and (c) the maximum amount that permits compliance with Article VII hereof.

         "Agreement" means this Second Amended and Restated Revolving Credit Agreement and all amendments, modifications and supplements hereto.

         "Agreement Execution Date" shall mean July 14, 2000.

         "Allocated Facility Amount" means, at any time, the sum of all then outstanding Advances (including all Swingline Loans), and the then Facility Letter of Credit Obligations.

         "Applicable Laws" is defined in Section 6.26(b) hereof.

         "Applicable Margin" means the applicable margin set forth in the table in Section 2.6 used in calculating the interest rate applicable to the various types of Advances, which shall vary from time to time in accordance with the Leverage Ratio of Borrower in the manner set forth in Section 2.6 hereof.

         "Average Market Price" means, as to any Investment Security at any time, the Market Price Proxy for such Investment Security; provided, however, that if (i) such Investment Security is traded on an established securities exchange or there otherwise exists an established market for such Investment Security, and (ii) the Agent determines that the price established for such Investment Security on such exchange or market would reflect the value thereof more accurately than the Market Price Proxy, then, at the option of the Required Lenders, the Average Market Price shall be an amount equal to the average of the bid prices for such Investment Security at the close of trading on the last trading day of each calendar month over the 90 day period immediately preceding the date of determination. With respect to CMBS, the closing bid price on any given date shall be the average of the closing bid prices quoted by at least one generally recognized CMBS market maker for the date in question, subject to Agent's confirmation by obtaining quotes from one or more other recognized CMBS market makers.

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         "Base Rate" means a rate per annum equal to the rate of interest announced by Bank of America from time to time as its reference rate, changing when and as such reference rate changes.

         "Base Rate Advance" means an Advance that bears interest at the Adjusted Base Rate.

          "Borrower" means, individually and collectively, LNR and each of its Subsidiaries identified on Schedule I hereto (as amended from time to time in accordance with Section 8.13 hereof), along with their respective permitted successors and assigns.

         "Borrowing Base" means, from time to time, the sum of the amounts described in clauses (i) through (x) below on a consolidated basis for Borrower and its Subsidiaries with respect to assets wholly-owned (a) by Borrower, (b) any wholly-owned Subsidiary of Borrower (including any Subsidiary deemed to be so owned pursuant to the terms hereof) or (c) any Guarantor, and, unless otherwise specified below, as reflected from time to time in accordance with GAAP in the consolidated balance sheet of Borrower and its Subsidiaries. For purposes of clauses (ii) through (iv) below, a Subsidiary shall be deemed wholly-owned by Borrower, notwithstanding that Borrower owns less than 100 percent of the Capital Stock thereof, so long as (x) Borrower owns, directly or indirectly, at least 75 percent of the Capital Stock of such Subsidiary, free and clear of any Lien, (y) Borrower exercises a level of management control of such Subsidiary and its assets that is satisfactory to the Agent, and (z) the Property of such Subsidiary is an Unencumbered Asset; provided, however, that the aggregate amount included in the Borrowing Base at any time with respect to Properties of such Subsidiaries of which Borrower owns, directly or indirectly, less than 100 percent of the Capital Stock shall be based upon a percentage of the Net Operating Income or book value (as the case may be) of each such Property equal to Borrower's direct or indirect percentage ownership interest in the relevant Subsidiary, and shall not exceed the lesser of 10 percent of the Borrowing Base at that time or $50,000,000; and provided further that the aggregate amount included in the Borrowing Base at any time with respect to Properties of such Subsidiaries that are not Guarantors pursuant to clause (iv) below shall not exceed 20 percent of the aggregate amount included at that time in the Borrowing Base pursuant to the said clause (iv). The various components of the Borrowing Base set forth below, and certain terms and limitations pertaining thereto, are summarized in tabular form in Schedule II attached hereto, which schedule is attached solely for summary purposes and convenience of reference, is not intended to be a complete and accurate characterization of the Borrowing Base, does not constitute a part of this Agreement, and shall not modify or limit in any respect, or be used to construe, this or any other provision of this Agreement.

         (i) Cash. 100 percent of cash and Cash Equivalents unencumbered by any Lien;

         (ii) Stabilized Projects. 75 percent of the quotient of the Adjusted Net Operating Income of all Stabilized Projects that are Unencumbered Assets divided by 0.10 (provided, however, that the aggregate amount included at any time in the Borrowing Base pursuant to this clause (ii) for Properties that are Special Purpose Properties shall not exceed 15 percent of the Borrowing Base at that time);

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         (iii) Completed Projects and Development Properties. 67.5 percent of the net book value of:

                  (a) Completed Projects that are Unencumbered Assets (provided, however, that the aggregate amount included at any time in the Borrowing Base pursuant to this clause (iii)(a) for Properties that are Special Purpose Properties shall not exceed 10 percent of the Borrowing Base at that time; and provided further that the aggregate amount included at any time in the Borrowing Base pursuant to clauses (ii) and this clause (iii)(a) for Properties that are Special Purpose Properties shall not exceed 20 percent of the Borrowing Base at that time); and

                  (b) Development Properties that are Unencumbered Assets (provided, however, that for purposes of this clause (iii)(b) Special Purpose Properties shall not be included in the Borrowing Base without the prior written consent of the Required Lenders; and provided, further, that the aggregate amount included at any time in the Borrowing Base pursuant to this clause (iii)(b) shall not exceed 25 percent of Borrowing Base at that time; and provided further that, the aggregate amount included at any time in the Borrowing Base pursuant to clause (iii) shall not exceed 50 percent of the Borrowing Base at that time);

         (iv) Land Held for Investment. 50 percent of the net book value of Land Held for Investment (provided, however, that the aggregate amount included at any time in the Borrowing Base pursuant to this clause (iv) shall not exceed the lesser of 15 percent of the Borrowing Base at that time or $60,000,000);

         (v) Investment Securities.

                  (a) 75 percent of the Average Market Price of Investment Securities unencumbered by any Lien and rated BB or better by S&P (or having an equivalent Moody's rating or Third Rating);

                  (b) 70 percent of the Average Market Price of Investment Securities unencumbered by any Lien and rated BB- through B by S&P (or having an equivalent Moody's rating or Third Rating);

                  (c) 60 percent of the Average Market Price of Investment Securities unencumbered by any Lien and either unrated by S&P or rated B- or lower by S&P (or having an equivalent Moody's rating or Third Rating) (provided, however, that the aggregate amount included at any time in the Borrowing Base pursuant to this clause (v)(c) shall not exceed 25 percent of the Borrowing Base at that time; and provided further that the aggregate amount included at any time in the Borrowing Base pursuant to clauses (v) shall not exceed 35 percent of the Borrowing Base at that time; and provided further that if any Investment Securities are rated by both Moody's, S&P and/or any Third Rating, the lower of the ratings shall govern and control for purposes of clause (v));

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         (vi) Mortgage Receivables. 75 percent of the net book value of Mortgage
Loans with respect to which no Mortgage Loan Default has occurred and is continuing, and the outstanding amount of which (including, without limitation, outstanding principal, accrued interest and other amounts due) is less than 95 percent of the fair market value of the real property securing the same; (provided, however, that the aggregate amount included at any time in the Borrowing Base pursuant to this clause (vi) shall not exceed 20 percent of the Borrowing Base at that time; and provided further that the interest of any of the Borrower and its Subsidiaries in any Mortgage Loan included in the computation of the Borrowing Base pursuant to this clause (vi) shall not be encumbered by any Lien);

         (vii) Tax Credits. For each Stabilized Project and Stabilized Affiliate Project that generates Tax Credits, 70 percent of the sum of: (a) the net present value (using a 7 percent discount factor, which discount factor shall be subject to annual adjustment by Agent) of the aggregate Tax Credits available with respect to such Stabilized Project or Stabilized Affiliate Project over the "remaining credit period" (as such term is defined in Section 42(f) of the Code) for such Stabilized Project or Stabilized Affiliate Project; plus (b) tax losses consisting of the net present value (using a 7 percent discount factor, which discount factor shall be subject to annual adjustment by Agent) of an amount equal to the product of (i) the amount calculated under clause (a) above, multiplied by (ii) the highest marginal income tax rate applicable to Borrower for Federal and State income tax purposes absent such Tax Credits (presently 39%), amortized over the remaining credit period at the rate of one twenty-second (1/22) per year, with the balance being fully amortized during the last year of the credit period (provided, however, that the amount included at any time in the Borrowing Base pursuant to this clause (vii) shall not exceed 25 percent of the Borrowing Base at that time);

         (viii) Portfolio/Single Asset Partnerships. 37.5 percent of the net book value of Investments in Portfolio/Single Asset Partnerships (provided, however, that no new Portfolio/Single Asset Partnership involving (a) an investment or anticipated investment of more than $25,000,000 or (b) an investment in a Portfolio/Single Asset Partnership which is not principally dedicated to the ownership and management of real property, loans secured by real property or other related real property businesses shall not be included in the Borrowing Base pursuant to this clause (viii) without the prior written approval of the Required Lenders);

         (ix) Strategic Investments. 50 percent of the net book value of Strategic Investments (provided, however, that the amount included at any time in the Borrowing Base pursuant to this clause (ix) for mezzanine loans shall not exceed the lesser of 15 percent of the Borrowing Base at that time or $40,000,000; and provided further that, no Strategic Investment involving an Investment of more than $25,000,000 shall be included in the Borrowing Base without the prior written approval of the Required Lenders); and

         (x) Land Partnerships. 30 percent of the net book value of Investments in Land Partnerships (provided, however, that any outstanding Indebtedness secured by a Lien on the real property owned by each such Land Partnership does not exceed 50 percent of the net book value of such real property; and provided further that the amount included at any time in the Borrowing Base pursuant to this clause (x) does not exceed 15 percent of the Borrowing Base at that time,

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and provided further that the aggregate amount included at any time in the
Borrowing Base pursuant to clauses (viii) through (x) shall not exceed 50 percent of the Borrowing Base at that time; and provided further that the interests of Borrower and its Subsidiaries in the Investment referred to in said clauses (viii) through (x) shall not be encumbered by any Lien); and provided further that, the aggregate amount included at any time in the Borrowing Base pursuant to clauses (viii) through (x) for Investments in partnerships and/or other entities in which Borrower and its Subsidiaries (a) have less than a majority voting interest and (b) do not have the right effectively to veto "major" decisions of the majority pertaining thereto (including, without limitation, the acquisition, disposition or financing of assets of such partnership and/or other entity, the liquidation, or dissolution of such partnership and/or other entity and the filing of bankruptcy by such partnership and/or other entity) shall not exceed the lesser of 25 percent of the aggregate amount included at that time in the Borrowing Base pursuant to clauses (viii) through (x) or $30,000,000).

         In the event that there exists any uncertainty or ambiguity concerning the proper classification of any asset or Investment under the foregoing definition of "Borrowing Base", the determination of the Agent concerning the proper classification of such asset or Investment shall be determinative.

          "Borrower Tax Credits" is defined in clause (i) of the definition of Tax Credits.

         "Borrowing Date" means Business Day on which an Advance is made to the Borrower.

         "Borrowing Notice" is defined in Section 2.11(a) hereof.

         "Business Day" means a day, other than a Saturday, Sunday or holiday, on which banks are open for business in Chicago, Illinois and, where such term is used in reference to the selection or determination of the Adjusted LIBOR Rate, in London, England.

         "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

         "Cash Equivalents" shall mean (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P's or P-1 or better by Moody's, or (iii) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.

         "Change of Control" means that either (i) any one of Jeff Krasnoff, Steve Saiontz and Stuart Miller cease for any reason to be actively engaged in the management of LNR, in a senior executive capacity, and any two of Leonard Miller, Steve Saiontz and Stuart Miller cease for any reason to be members of the Board of Directors of LNR, or (ii) Leonard Miller and/or members of his Immediate Family (and/or trusts for his or their benefit) cease to own at least a majority of the voting power attributable to the Capital Stock of LNR.

         "CMBS" is defined in Recital A.

         "Code" means the Internal Revenue Code of 1986 as amended from time to time, or any replacement or successor statute, and the regulations promulgated thereunder from time to time.

         "Commitment" means the obligation of each Lender, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties herein, to make Advances not exceeding in the aggregate the lesser of
(i) the amount set forth beneath its signature below, adjusted for any assignment pursuant to Article XIII hereof, any increase pursuant to Section 2.1(c) hereof or any reduction pursuant to Section 12.10 hereof, or the amount stated in any subsequent amendment hereto or in any assignment pursuant to
Article XIII hereof (the "Stated Commitment"), or (ii) such Lender's Percentage of the Aggregate Commitment.

         "Completed Project" means a Project that satisfies all of the requirements set forth in clauses (b) and (c) of the definition of Stabilized Project, but has not achieved the applicable minimum occupancy level set forth in clause (a) thereof.

         "Consolidated Secured Debt" means as of any date of determination, the sum of the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries outstanding at such date which is secured by a Lien on any asset or Capital Stock of Borrower or any Subsidiary, including, without limitation, loans secured by mortgages, stock or partnership interests.

         "Consolidated Senior Unsecured Debt" means as of any date of determination, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries outstanding at such date, including, without limitation, the undrawn portion of any revolving credit or similar facility, other than (a) Subordinated Debt and (b) Consolidated Secured Debt.

         "Consolidated Tangible Net Worth" means, as of any date of determination, the consolidated stockholders' equity of LNR as shown on its balance sheet as of that date less the stockholders' equity of the Mortgage Subsidiary and less the aggregate amount of goodwill and other assets subject to classification as "intangible assets."

         "Consolidated Total Indebtedness" means as of any date of determination, all Indebtedness of the Borrower and its Subsidiaries outstanding at such date, determined on a consolidated basis in accordance with GAAP, after eliminating intercompany items; provided that for purposes of defining "Consolidated Total Indebtedness" the term "Indebtedness" shall not include short term obligations consisting of accounts payable within 60 days, Indebtedness of the Mortgage Subsidiary for which no Borrower or other Subsidiaries have any personal liability, or the portion of non-recourse Indebtedness of Subsidiaries of Borrower that is allocable to the owners of minority interests in such Subsidiaries, based on such owners' percentage interests in such Subsidiaries, provided that such owners are not Affiliates of Borrower.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with all or any of the entities in the Borrower, are treated as a single employer under Sections 414(b) or 414(c) of the Code.

         "Credit Parties" means each Borrower and each Guarantor.

         "Default" means an event which, with notice or lapse of time or both, would become an Event of Default.

         "Default Rate" means with respect to any Advance, a rate equal to the interest rate applicable to such Advance plus two percent per annum.

         "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation, or, if no time frame is specified, if such failure or refusal continues for a period of five Business Days after written notice from the Agent; provided that if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

         "Development Property" means any Property which (a) is under construction and then treated as an asset under development in accordance with GAAP, (ii) satisfies the requirements set forth in clauses (b) and (c) of the definition of Stabilized Project, and (iii) upon completion of the development thereof in accordance with the plans and specifications therefore, will constitute a Project.

         "Documentation Agent" is defined in the preamble of this Agreement and means Fleet National Bank, acting as documentation agent for the Lenders in connection with the transactions contemplated by this Agreement, and its successors in such capacity.

         "Dollars" and "$" mean United States Dollars.

         "Duff & Phelps" means Duff & Phelps Credit Rating Company (also known as Fitch).

         "EBITDA" means, without duplication: (i) the sum of (a) net income, as reported by the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP ("Net Income"), (b) Interest Expense, depreciation, amortization and income tax (if any) expense, (c) Additional CMBS Interest Income, and (d) Tax Benefits; minus (ii) the amount by which such net income from Investment Affiliates for the period in question exceeds cash distributions received by Borrower or its Subsidiaries from such Investment Affiliates during that period; and minus (iii) Net Income that arises from reversal of a CMBS Adjustment that previously resulted in the inclusion in EBITDA of Additional CMBS Interest Income .

         "Effective Date" means each Borrowing Date and, if no Borrowing Date has occurred in the preceding calendar month, the first Business Day of each calendar month.

         "Effective Gross Income" means projected gross income, adjusted for vacancies and collection losses, but in no event in excess of Gross Revenues.

         "Environmental Laws" means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any governmental authority having jurisdiction over the Borrower, its Subsidiaries or Special Investment Affiliates, or their respective assets, and regulating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or at any time hereafter in effect, in each case to the extent the foregoing are applicable to the operations of the Borrower, any Special Investment Affiliate, or any Subsidiary or any of their respective Real Estate or other Assets.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder from time to time.

         "Event of Default" means any event set forth in Article X hereof.

         "Extension Notice" is defined in Section 2.2(a) hereof.

         "Facility" is defined in Recital B hereof and means the unsecured revolving credit facility described in Section 2.1 hereof.

         "Facility Amount" is defined in Recital B hereof.

         "Facility Letter of Credit" means a Financial Letter of Credit or Performance Letter of Credit issued hereunder.

         "Facility Joinder" is defined in Section 2.1(c)(ii) hereof.

         "Facility Letter of Credit Fee" is defined in Section 3.8 hereof.

         "Facility Letter of Credit Obligations" means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

         "Financial Letter of Credit" means any standby Letter of Credit which represents an irrevocable obligation to the beneficiary on the part of the Issuing Bank (i) to repay money borrowed by or advanced to or for the account of the account party or (ii) to make any payment on account of any indebtedness undertaken by the account party, in the event the account party fails to fulfill its obligation to the beneficiary.

         "Fitch" means Fitch Investors Service, L.P.

         "Fixed Charges" means, for any period, the sum of (a) Interest Expense for such period, plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by the Borrower or any of its consolidated Subsidiaries (including, without limitation, principal of Subordinated Debt), plus (c) a percentage of all regularly scheduled principal payments of Indebtedness required to be made during such period by any Special Investment Affiliate on recourse Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) equal to the percentage of the principal amount of such Indebtedness for which the Borrower or any consolidated Subsidiary is liable, plus (d) Senior Preferred Stock Expense for such period, plus (e) and other dividends payable on other preferred stock of the Borrower and its Subsidiaries for such period.

         "Funded Percentage" means, with respect to any Lender at any time, a percentage equal to a fraction the numerator of which is the amount of the Aggregate Commitment actually disbursed and outstanding to Borrower by such Lender at such time, and the denominator of which is the total amount of the Aggregate Commitment disbursed and outstanding to Borrower by all of the Lenders at such time.

         "GAAP" means generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements of the Borrower required hereunder, and applied consistently from period to period.

         "Ground Lease" means a legal, valid, binding and enforceable ground lease that contains customary and reasonably adequate provisions for the protection of any senior leasehold mortgagee, including, without limitation, notice rights, extended cure rights and new lease rights, of the types commonly included in ground leases intended to be eligible for conventional leasehold mortgage financing in accordance with the prevailing standards therefor in the commercial lending industry.

         "Gross Revenues" means total revenues, calculated in accordance with GAAP.

         "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation (determined without duplication) of the guaranteeing person (or any other Person [including, without limitation, any bank under any letter of credit] if the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation in favor of such other Person) guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations

(the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, however, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as reasonably determined by the Borrower in good faith, subject to the Agent's approval.

         "Guarantor" means each Person that executes and delivers a Guaranty.

         "Guaranty" means the Guaranty to be executed and delivered by each wholly-owned Subsidiary of a Borrower which is not itself a Borrower or a Pledge Subsidiary, in the form attached hereto as Exhibit D.

         "Hedging Agreements" means interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest, exchange rate or commodity price hedging agreements.

         "Immediate Family" means, with respect to any natural person, such person's spouse, children (whether biological or legally adopted) and lineal descendants (including lineal descendants of legally adopted children of such person).

         "Indebtedness" of any Person at any date means, without duplication,
(a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade liabilities and other accounts payable and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices, which are not 60 days or more past due), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated indebtedness of the Borrower, Guarantee Obligations of the Borrower in respect of primary obligations of any Subsidiary), (g) all reimbursement obligations of such Person for letters of credit and other similar contingent liabilities, (h) all liabilities secured by any Lien (other than Liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (i) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (j) Senior Preferred Stock, (k) such Person's pro rata share of recourse debt of Special Investment Affiliates and any recourse loans where such Person is liable as a general partner or otherwise, (l) all obligations to make advances and contributions to Investment Affiliates, and (m) to the extent not included in Interest Expense, all obligations under any Hedging Agreements, whether contingent or otherwise (but excluding the notional amounts thereunder).

         "Insolvency" means insolvency as defined in the United States Bankruptcy Code, as amended. "Insolvent" when used with respect to a Person, shall refer to a Person who satisfies the definition of Insolvency.

         "Interest Expense" means all interest expense of the Borrower and its Subsidiaries determined in accordance with GAAP (including, without limitation, interest on Subordinated Debt) plus capitalized interest not covered by an interest reserve from a loan facility.

         "Interest Period" means a LIBOR Interest Period.

         "Investment" means, as to any Person, any loan, advance, extension of credit, deposit or contribution by such Person to any other Person, or any investment in, or purchase or other acquisition of, the Capital Stock, Investment Securities, notes, debentures or other securities of any other Person made by such Person.

         "Investment Affiliate" means any Person in which the Borrower, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Borrower on the consolidated financial statements of the Borrower.

         "Investment Securities" means debt or equity investment instruments other than Cash Equivalents, residual bonds and interest only bonds, including, without limitation, commercial paper and CMBS.

         "Issuance Date" is defined in Section 3.4(a)(2) hereof.

         "Issuance Notice" is defined in Section 3.4(c) hereof.

         "Issuing Bank" means, with respect to each Facility Letter of Credit, the Lender which issues such Facility Letter of Credit. Unless Bank of America otherwise agrees in writing, Bank of America shall be the sole Issuing Bank.

         "Land Held for Investment" means Properties that are not Qualified Properties, that satisfy the requirements set forth in clauses (b) and (c) of the definition of "Stabilized Project" and that are Unencumbered Assets.

         "Land Partnership" means an Investment Affiliate engaged in the business of acquiring, owning, managing and developing (with site improvements only) raw land, and selling site-improved land.

         "Lenders" means, collectively, Bank of America and any Person executing this Agreement in such capacity, and any Person which subsequently executes and delivers any Facility Joinder or amendment hereto in such capacity and each of their respective permitted successors and assigns. Where reference is made to "the Lenders" in any Loan Document it shall be read to mean "all of the Lenders".

         "Lending Installation" means any office of any Lender authorized to make loans similar to the Advances described herein.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Letter of Credit Collateral Account" is defined in Section 3.9 hereof.

         "Letter of Credit Request" is defined in Section 3.4(a) hereof.

         "Leverage Ratio" means the ratio of Consolidated Total Indebtedness, excluding obligations that would otherwise be included pursuant to clause (m) of the definition of "Indebtedness", to Consolidated Tangible Net Worth.

         "LIBOR Advance" means an Advance that bears interest at the Adjusted LIBOR Rate.

         "LIBOR Interest Period" means, with respect to a LIBOR Advance, a period of one, two, three or six months (to the extent that periods in excess of three months are generally available from the Lenders), as selected in advance by the Borrower.

         "LIBOR Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the per annum rate of interest, rounded upward if necessary to the nearest 1/16th of one percent (0.0625), determined by the Agent to be the rate at which deposits in immediately available funds in U.S. Dollars would be offered by the Bank of America's London branch to first-class banks in the London interbank eurodollar market at approximately 11:00 a.m. London time two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of the relevant LIBOR Advance and having a maturity approximately equal to such LIBOR Interest Period.

         "Lien" means any mortgage, pledge, hypothecation, deposit arrangement, preference, priority, security interest, collateral assignment, statutory or consensual lien, charge, restriction or other encumbrance of any kind (including, without limitation, any repurchase agreement, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination agreement in favor of another Person). For purposes of this Agreement, a Lien on the Capital Stock of any Person shall be deemed to constitute a Lien on the assets of said Person.

         "Loan" means, with respect to a Lender, such Lender's portion of any Advance.

         "Loan Documents" means this Agreement, the Notes, each Guaranty, the Pledge Agreement and any and all other agreements or instruments required and/or provided to the Agent or any Lenders hereunder or thereunder, as any of the foregoing may be amended from time to time.

         "Managing Agent" is defined in the preamble of this Agreement and means Guaranty Federal Bank, F.S.B., acting as managing agent for the Lenders in connection with the transactions contemplated by this Agreement, and its successors in such capacity.

         "Margin Stock" has the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.

         "Market Price Proxy" means, as to any Investment Security for any fiscal period, an amount equal to the quotient of (i) the cash flow generated by such Investment Security for such period (including, without limitation, fees payable to Borrower for serving as special servicer, where the right so to serve is attributable to such Investment Security), on an annualized basis (if such period is less than a full fiscal year), divided by (ii) a factor varying with the investment rating (or absence thereof) of such Investment Security as follows: (a) for a rating of BB or better by S&P (or an equivalent Moody's rating or Third Rating), 0.10; (b) for a rating of BB- through B by S&P (or an equivalent Moody's rating or Third Rating), 0.11; and (c) in the absence of any rating or for a rating of B- or lower by S&P (or an equivalent Moody's rating or Third Rating), 0.18 (provided, however, that the factors set forth in the foregoing clause (ii) shall be subject to adjustment on a quarterly basis to reflect then prevailing market conditions, as determined by the Agent in its sole discretion). In the case of any Investment Security rated by both S&P and Moody's and/or a Third Rating, the lower of the ratings shall govern and control.

         "Material Adverse Effect" means, with respect to any matter, that such matter constitutes a Material Adverse Financial Change or may, in the Agent's judgment, (x) materially and adversely affect the business, properties, condition or results of operations of the Credit Parties taken as a whole, or
(y) constitute a challenge to the validity or enforceability of any material provision of any Loan Document against any obligor party thereto.

         "Material Adverse Financial Change" shall be deemed to have occurred if the Required Lenders determine that a material adverse financial change has occurred which could prevent timely repayment of any Advance hereunder or materially impair Borrower's or any other Credit Party's ability to perform its obligations under any of the Loan Documents.

         "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, radon, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date" means July 14, 2003, subject to extension pursuant to the terms and conditions of Section 2.2(a) hereof or such earlier date on which the principal balance of the Facility and all other sums due in connection with the Facility shall be due as a result of the acceleration of the Facility or Borrower's termination of the Commitments pursuant to Section 2.2(b) hereof.

         "Monetary Default" means any Default involving Borrower's failure to pay any of the Obligations when due.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Mortgage Loan" means any Indebtedness of any Person secured by a first priority Lien on real property, which secured Indebtedness represents a loan, advance or extension of credit (i) originated and owned by any of Borrower or its wholly-owned Subsidiaries, or (ii) originated by another Person and purchased or otherwise acquired in its entirety by any of Borrower or its wholly-owned Subsidiaries.

         "Mortgage Loan Default" means, as to any Mortgage Loan, any failure of the obligor(s) (i) to pay any principal when the same becomes due and payable,
(ii) to pay any interest or other amount within 60 days after the same becomes due and payable or (iii) to observe or perform any other material covenant or agreement within 60 days after the date such observance or performance becomes due.

         "Mortgage Subsidiary" means a wholly-owned, single purpose Subsidiary of Borrower to be formed after the date hereof solely for the purpose of engaging in the mortgage banking business and incidental activities directly related thereto, which Mortgage Subsidiary shall, upon formation, become a Guarantor and deliver a Guaranty of the Obligations.

         "Net Operating Income" means, as to any Property for any fiscal period, an amount equal to (a) rents and other revenues earned in the ordinary course from such Property (including proceeds of rent loss insurance), less (b) all expenses paid or accrued related to the ownership, operation or maintenance of such Property, excluding capital expenditures, but including, without limitation, taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, management fees, leasing commissions and on-site marketing expenses.

         "Note" means (i) the promissory note payable to the order of each Lender in the amount of such Lender's Stated Commitment in the form attached hereto as Exhibit B-1 and (ii) the promissory note payable to the order of the Swingline Lender in the amount of $20,000,000.00 in the form attached hereto as Exhibit B-2 (collectively, the "Notes").

         "Obligations" means the Advances, the Facility Letter of Credit Obligations and all accrued and unpaid fees and all other obligations of Borrower to the Agent or any or all of the Lenders arising under this Agreement or any of the other Loan Documents.

         "Original Agreement" is defined in Recital C hereof.

         "Other Taxes" is defined in Section 4.6 hereof.

         "Parcel" means each parcel of real property, together with any and all improvements thereon, owned or leased in whole or in part or operated by the Borrower, any Subsidiary or Investment Affiliate.

         "Participants" is defined in Section 13.2.1 hereof.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Percentage" means, with respect to each Lender, the applicable percentage of the sum of the Stated Commitments of all Lenders represented by such Lender's Stated Commitment.

         "Performance Letter of Credit" means any standby Letter of Credit which represents an irrevocable obligation to the beneficiary on the part of the Issuing Bank to make payment on account of any default by the account party in the performance of a nonfinancial or commercial obligation.

         "Permitted Liens" are defined in Section 9.6 hereof.

         "Person" means an individual, a corporation, a limited or general partnership, an association, a joint venture, a limited liability company or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.

         "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA, whether or not terminated, as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pledge Agreement" is defined in Section 8.13 hereof.

         "Pledge Subsidiary" is defined in Section 8.13 hereof.

         "Portfolio/Single Asset Partnership" means an Investment Affiliate primarily engaged in the business of acquiring, owning, managing and, as appropriate, liquidating (i) portfolios of real estate related assets and (ii) single real estate related assets (other than development land held by a Land Partnership).

         "Project" means any parcel of real property wholly-owned in fee simple of record by the Borrower, any wholly-owned Subsidiary or any Guarantor, or any long term leasehold estate in any parcel of real estate wholly-owned by Borrower or any wholly-owned Subsidiary pursuant to Ground Lease, together with any and all improvements thereon, which is fully improved for use and operated as a commercial or industrial property (including, without limitation, multi-family residential, office, retail and warehouse properties), and with respect to which a certificate of occupancy or comparable authorization has been issued by the applicable governmental authority.

         "Property" means each parcel of real property owned in fee simple of record by Borrower or any Subsidiary, or any long term leasehold estate in any parcel of real estate owned by Borrower or any Subsidiary pursuant to Ground Lease, together with any and all improvements thereon.

         "Purchasers" is defined in Section 13.3.1 hereof.

         "Qualified Officer" means, with respect to any entity, the chief financial officer, chief accounting officer or controller of such entity if it is a corporation or of such entity's general partner if it is a partnership.

         "Qualified Property" means a Project or Property that is a Stabilized Project, a Completed Project or a Development Property.

         "Rate Option" means the Adjusted Base Rate or the Adjusted LIBOR Rate. The Rate Option in effect on any date shall always be the Adjusted Base Rate unless the Borrower has properly selected the Adjusted LIBOR Rate pursuant to
Section 2.11 hereof.

         "Real Estate" means all Projects, Properties and Parcels.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Reimbursement Obligations" means at any time, the aggregate of the Obligations of the Borrower to the Lenders, the Issuing Bank and the Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuing Bank and the Agent under or in respect of the Facility Letters of Credit.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means Lenders in the aggregate having in excess of 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding in excess of 66 2/3% of the aggregate unpaid principal amount of the outstanding Advances and, without duplication, the outstanding Facility Letter of Credit Obligations.

         "Reserve Requirement" means, with respect to a LIBOR Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "S&P" means Standard & Poor's Ratings Group and its successors.

         "Senior Leverage Ratio" means the ratio of (i) Consolidated Total Indebtedness, less Subordinated Debt, to (ii) Consolidated Tangible Net Worth.

         "Senior Preferred Stock" means the stated value of any preferred stock issued by any Borrower which is not typical preferred stock but instead is both
(i) redeemable by the holders thereof on any fixed date or upon the occurrence of any event and (ii) as to payment of dividends or amounts on liquidation, either guaranteed by any direct or indirect Subsidiary of such Borrower or secured by any property of such Borrower or any direct or indirect Subsidiary of such Borrower.

         "Senior Preferred Stock Expense" means for any period for any Person, the aggregate dividend payments due to the holders of Senior Preferred Stock of such Person, whether payable in cash or in kind, and whether or not actually paid during such period.

         "Solvent" means, as to any Person on a particular date, that such Person (a) has capital sufficient to carry on its existing business and transactions and all business and transactions in which it is about to engage,
(b) owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its probable liabilities (including, without limitation, contingencies), (c) does not intend to or believe that it will incur debts or liabilities beyond its ability to pay the same as they mature and (d) is not Insolvent.

         "Special Investment Affiliate" means an Investment Affiliate for the obligations of which any of Borrower or its Subsidiaries has personal liability, as a general partner or otherwise.

         "Special Purpose Property" means a Project or Property improved primarily for a specialized single purpose use, such as, for example, a hotel, parking, golf course, amusement park, restaurant or theater facility.

         "Stabilized Affiliate Project" means any parcel of real property wholly-owned in fee simple of record by an Investment Affiliate or any long term leasehold estate in any parcel of real estate wholly-owned by an Investment Affiliate pursuant to a Ground Lease, which, in each case, if wholly-owned by Borrower or any wholly-owned Subsidiary or Guarantor, would be a Stabilized Project.

         "Stabilized Project" means a Project which:

         (a) has achieved the applicable occupancy level set forth in clauses
(i) through (iv) below, pursuant to arm's length leases with unaffiliated tenants (for purposes of this definition, Lennar Corporation and its Subsidiaries shall be deemed unaffiliated tenants) which are in possession and paying rent in accordance with such leases, such occupancy level to be measured, as of any date of determination, by the rentable square footage of such Project subject to such leases during the immediately preceding calendar quarter relative to the total rentable square footage of such Project:

         (i) 80 percent, if such Project is leased primarily for multi-family residential use;

         (ii) 75 percent, if such Project is leased primarily for either retail use or industrial use;

         (iii) 70 percent, if such Project is leased primarily for office use; and

         (iv) if such Project is leased primarily for a use other than one of those specified in clauses (i) through (iii) above, that level of occupancy that Borrower demonstrates to the Agent's satisfaction to be the average level of occupancy for projects of the same type as such Project within the real estate market in which such Project is located;

         (b) is not the subject of any material architectural/engineering issue or any material Environmental Law issue, as evidenced by a certification of Borrower, and

         (c) is in material compliance with the applicable representations and warranties in Article VI below. Notwithstanding anything to the contrary contained in this Agreement, if the Agent determines that any Project or Property theretofore identified by Borrower as a Qualified Property may be the subject of a material architectural/engineering issue or a material Environmental Law issue, the Agent may (i) require Borrower to furnish a current detailed environmental assessment or architectural/engineering assessment, as the case may be, and, if applicable, a written estimate of any remediation costs from a qualified architect, engineer or contractor acceptable to the Agent, in which event Borrower shall promptly obtain and furnish the same at its own expense, and (ii) exclude any such Project or Property from the Qualified Properties at its election.

          "Stated Commitment" is defined in clause (i) of the definition of Commitment.

         "Strategic Investment" means (i) an Investment by one of Borrower or one of its wholly-owned Subsidiaries in a Subsidiary or Investment Affiliate engaged in a real estate related businesses, such as, without limitation, providing management, financing (including, without limitation, making mezzanine loans), development, credit enhancement and securitization services for real estate, and (ii) a passive Investment by one of Borrower or one of its wholly-owned Subsidiaries in a Subsidiary or an Investment Affiliate owning real estate related assets.

         "Subordinated Debt" means Indebtedness of the Borrower and its Subsidiaries that is contractually subordinated in right of payment and otherwise to the Indebtedness under the Loan Documents, such subordination to be on terms acceptable to the Required Lenders.

         "Subsidiary" means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.

         "Subsidiary Joinder" is defined in Section 8.13 hereof.

         "Swingline Advances" means, as of any date, collectively, all Swingline Loans then outstanding under this Facility.

         "Swingline Commitment" means the obligation of the Swingline Lender to make Swingline Loans not exceeding $20,000,000.

         "Swingline Lender" means Bank of America, in its capacity as a Lender.

         "Swingline Loan" means a Loan made by the Swingline Lender under the special availability provisions described in Sections 2.16 hereof.

         "Syndication Agent" is defined in the preamble of this Agreement and means U.S. Bank, National Association, acting as syndication agent for the Lenders in connection with the transactions contemplated by this Agreement, and its successors in such capacity.

         "Tax Benefits" means, for any period, the sum of: (i) the aggregate dollar amount of all Borrower Tax Credits which are properly applied by Borrower to reduce the provision for Federal income taxes on the consolidated statement of earnings prepared for Borrower and its Subsidiaries in accordance with GAAP for such period; provided, however, that Tax Benefits computed for any period pursuant to this clause (i) shall not exceed the taxable income of Borrower and its Subsidiaries for such period; and (ii) the product of (a) the pre-tax loss generated by the Company in connection with low-income housing projects that generate Tax Credits, multiplied by (b) the highest marginal tax rate that would have been applicable to

Borrower for Federal and State income tax purposes, if the Tax Credits and such pre-tax loss deductions were not available to Borrower.

         "Tax Credits" means (i) low-income housing credits determined under
Section 42 of the Code and the regulations promulgated thereunder ("Section 42") to which Borrower and its Subsidiaries are entitled under Section 42 ("Borrower Tax Credits"), and (ii) a percentage of low-income housing credits determined under Section 42 to which any Investment Affiliate is entitled under Section 42, which percentage shall equal Borrower's direct or indirect percentage ownership interest in such Investment Affiliate.

         "Taxes" is defined in Section 4.6 hereof.

         "Termination Notice" is defined in Section 2.2(b) hereof.

         "Third Rating" means a debt rating by Fitch, Duff & Phelps or another nationally recognized rating agency acceptable to Agent.

         "Total Liabilities" means all Indebtedness plus all other GAAP liabilities of the Borrower and its Subsidiaries.

         "Transferee" is defined in Section 13.4 hereof.

         "Unencumbered Asset" means any Project or Property which, as of any date of determination, (a) is not subject to any Liens other than Permitted Liens of the types described in clauses (i) through (v) of Section 9.6 hereof and Liens in favor of the Lenders securing this Facility, (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which prohibits or limits the ability of the Borrower, or its Subsidiaries, as the case may be, to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower or any of its Subsidiaries, and (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which (i) entitles any Person to the benefit of any Lien (but excluding Liens in favor of Lenders securing this Facility and other Permitted Liens described in clause (a) above) on any assets or Capital Stock of the Borrower or any of its Subsidiaries or (ii) would entitle any Person to the benefit of any Lien (but excluding liens in favor of Lenders securing this Facility and other Permitted Liens described in clause (a) above) on such assets or Capital Stock upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause). Notwithstanding the foregoing, no Project or Property of a Subsidiary shall be deemed to be an Unencumbered Asset unless both such Project or Property and all Capital Stock of such Subsidiary are unencumbered by any Lien (other than a Permitted Lien described in clause (a) above and Liens in favor of the Lenders securing this Facility).

         "Unused Fee" is defined in Section 2.7 hereof.

         "Upfront Fee" is defined in Section 2.8(a) hereof.

         The foregoing definitions shall be equally applicable to both the singular and the plural forms of the defined terms.

         1.2 Financial Standards. All financial and accounting terms used and not otherwise defined herein shall be construed in accordance with GAAP. All financial and accounting computations and determinations required of a Person under this Agreement shall be made, and all financial information required under this Agreement shall be prepared, in accordance with GAAP, except, in each case, as otherwise set forth herein.

         1.3 Construction. The parties hereto acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.

                                   ARTICLE II

                                  THE FACILITY

         2.1 The Facility.

                  (a) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower contained herein, Lenders agree to make Advances through the Agent to Borrower from time to time prior to the Maturity Date, provided that the making of any such Advance will not cause the then Allocated Facility Amount to exceed the then-current Aggregate Commitment. The Advances may be ratable Base Rate Advances, ratable LIBOR Advances or non-pro rata Swingline Loans. Except as provided in Sections
2.16 and 12.16 hereof, each Lender shall be required to fund only its Percentage of each such Advance and no Lender will be required to fund any amounts which when aggregated with such Lender's Percentage of (i) all other Advances then outstanding, (ii) all Swingline Advances and (iii) all Facility Letter of Credit Obligations would exceed such Lender's then-current Commitment. The Facility is a revolving credit facility and, subject to the provisions of this Agreement, Borrower may request Advances hereunder, repay such Advances and reborrow Advances at any time prior to the Maturity Date.

                  (b) The Facility created by this Agreement, and the Commitment of each Lender to lend hereunder, shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement.

                  (c) In no event shall the Aggregate Commitment exceed the Facility Amount. The Facility Amount shall be Three Hundred and Twenty Five Million Dollars ($325,000,000); provided, however, that, so long as no Default has occurred and is continuing hereunder:

                           (i) For a period of one year after the Agreement
                  Execution Date, the Agent shall use reasonable efforts (or shall cause Banc of America Securities LLC to use reasonable efforts) to cause the Facility Amount (after giving effect to any reduction pursuant to Section 12.10 hereof) to be increased to up to Three Hundred Fifty Million Dollars ($350,000,000) by securing one or more commitments to join the Facility from one or more financial institutions reasonably acceptable to the Borrower and the Agent, and/or by securing increases in the Stated Commitments of one or more of the Lenders, in the aggregate amount for all such commitments and increases of up to Twenty Five Million Dollars ($25,000,000) plus the amount of any reduction pursuant to
                  Section 12.10 hereof.

                           (ii) In the event that any such commitment(s) to join
                  the Facility is so secured on or before the first anniversary of the Agreement Execution Date, each financial institution that has made such a commitment shall become a party to this Agreement by executing and delivering to the Agent, the Borrower and each Lender a joinder agreement, in form and content reasonably satisfactory to the Agent and the Borrower (a "Facility Joinder"), pursuant to which such financial institution agrees to become a Lender hereunder and under the other Loan Documents and assumes all of the obligations of a Lender thereunder, whereupon, effective as of the date of such execution and delivery:

                                    (v) each such financial institution shall
                           become a Lender party to this Agreement for all purposes hereof, entitled to all of the rights and subject to all of the obligations of a Lender hereunder,

                                    (w) the Stated Commitment of each such
                           financial institution shall be the amount committed by it as set forth in such Facility Joinder (which amount shall not cause the Facility Amount to exceed Three Hundred Fifty Million Dollars ($350,000,000), after giving effect to all other increases in the Facility Amount pursuant to this subparagraph (c), and after giving effect to any reduction pursuant to
                           Section 12.10 hereof),

                                    (x) Borrower shall immediately pay the
                           portion of the Upfront Fee allocable to each such financial institution in accordance with Section 2.8(a) hereof,

                                    (y) each such financial institution shall
                           immediately purchase from each party hereto that was a Lender immediately prior to such effective date, and pay to each such Lender at par, such financial institution's Percentage of each such Lender's Loans then outstanding hereunder (including, without limitation, interest then accrued and unpaid thereon), and

                                    (z) the Borrower shall immediately deliver
                           to each such financial institution a Note in the form attached hereto as Exhibit B-1 in the amount of such financial institution's Stated Commitment.

                           (iii) In the event that any such increase(s) to any
                  Stated Commitment(s) is secured on or before the first anniversary of the Agreement Execution Date, each Lender that has committed to such an increase shall execute and deliver to the Agent an addendum to this Agreement, in form and content satisfactory to the Agent and the Borrower, evidencing such increase, whereupon, effective as of the date of such execution and delivery,

                                    (w) the Stated Commitment of such Lender
                           shall be increased by the amount set forth in such addendum (which amount shall not cause the Facility Amount to exceed Three Hundred Fifty Million Dollars ($350,000,000), after giving effect to all other increases in the Facility Amount pursuant to this subparagraph (c), and after giving effect to any reduction pursuant to Section 12.10 hereof),

                                    (x) the Borrower shall immediately pay the
                           portion of the Upfront Fee allocable to each such Lender in accordance with Section 2.8(a) hereof in respect of the increase in its Stated Commitment,

                                    (y) each such Lender shall immediately
                           purchase from each other Lender that was a party hereto immediately prior to such effective date, and pay to each such other Lender at par, a percentage of each such other Lender's Loans then outstanding hereunder (including, without limitation, interest then accrued and unpaid thereon), which percentage shall equal the increase in such purchasing Lender's Percentage resulting from the increase in its Stated Commitment, and

                                    (z) the Borrower shall immediately deliver
                           to each such Lender a replacement Note in the form attached hereto as Exhibit B-1 in the amount of such financial institution's Stated Commitment, upon receipt of which such Lender shall surrender its original Note marked "Replaced."

         2.2 Principal Payments, Extension Option and Early Termination Option.

                  (a) Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date. The Maturity Date can be extended for a single extension period of one year upon notice to the Agent not later than 60 days prior to the Maturity Date and not earlier than 90 days prior to the Maturity Date (an "Extension Notice"), if, but only if (i) no Default has occurred and is continuing at the time of the Extension Notice or at the time of the Maturity Date and (ii) on or before the Maturity Date, Borrower pays an extension fee to the Agent for the account of the Lenders in an amount equal to the product of the sum of the Stated Commitments of the Lenders multiplied by 0.0025. If the Borrower timely gives an Extension Notice, the Agent shall promptly notify the Lenders of the extension of the Maturity Date, subject to satisfaction of the requirements set forth in clauses (i) and (ii) above.

                   (b) Borrower may terminate the Commitments of the Lenders upon notice to the Agent not later than 60 days prior to the effective date of such termination and not more than 90 days prior thereto (a "Termination Notice"), if, but only if, (i) no Default has occurred and is continuing at the time of the Termination Notice or at the time of the effective date of such termination specified therein, and (ii) Borrower pays all of the Obligations in full on or before such effective date, including, without limitation, all break funding costs and all fees and other amounts accrued but not yet payable hereunder as of the date of such payment. If the Borrower timely gives a Termination Notice, the Agent shall promptly notify the Lenders of the termination of their Commitments on the date specified in the Termination Notice, subject to satisfaction of the requirements set forth in clauses (i) and
(ii) above.

         2.3 Requests for Advances: Responsibility for Advances. Ratable Advances funded by the Lenders shall be made available to Borrower by Agent in accordance with Section 2.1(a) and Section 2. 11(a) hereof. The obligation of each Lender to fund its Percentage of each ratable Advance shall be several and not joint or joint and several.

         2.4 Evidence of Credit Extensions. The Advances of each Lender outstanding at any time shall be evidenced by the Notes. Each Note executed by the Borrower shall be in a principal amount equal to each Lender's Stated Commitment. Each Lender shall record Advances and principal payments thereof on the schedule attached to its Note or, at its option, in its records, and each Lender's record thereof shall be conclusive absent Borrower furnishing to such Lender conclusive and irrefutable evidence of an error made by such Lender with respect to that Lender's records. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Advance shall not limit or otherwise affect the obligations of Borrower hereunder or under the Notes to pay the amount actually owed by Borrower to Lenders.

         2.5 Ratable and Non-Pro Rata Loans. Each Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to their Percentages, except for Swingline Loans which shall be made by the Swingline Lender in accordance with Section 2.16. The ratable Advances may be Base Rate Advances, LIBOR Advances or a combination thereof selected by the Borrower in accordance with Sections 2.10 and 2.11.

         2.6 Applicable Margins. The Applicable Margin (if any) over the then Base Rate or LIBOR Rate, as applicable to the Advance(s) in question, shall vary from time to time in accordance with Borrower's Leverage Ratio. The Applicable Margin shall be adjusted effective as of the next Business Day following any change in Borrower's Leverage Ratio as established by Borrower to Agent's satisfaction. The Leverage Ratios and the Applicable Margins are set forth in the following table:

------------------------------ --------------------------- ---------------------------------- ------------------------
                                       Applicable
                                      Margin-LIBOR           Applicable Margin-Base Rate
       Leverage Ratio                   Advances                       Advances                     Unused Fee
------------------------------ --------------------------- ---------------------------------- ------------------------
less than 1.5:1                       1.75 percent                   0    percent                  0.25 percent
------------------------------ --------------------------- ---------------------------------- ------------------------
1.5:1 or greater but less             2.0  percent                   0.05 percent                  0.3  percent
than 2.0:1
------------------------------ --------------------------- ---------------------------------- ------------------------
2.0:1 or greater but less             2.25 percent                   0.1  percent                  0.35 percent
than 2.25:1
------------------------------ --------------------------- ---------------------------------- ------------------------
2.25:1 or greater but less            2.50 percent                   0.15 percent                  0.4  percent
than 2.4:1
------------------------------ --------------------------- ---------------------------------- ------------------------
2.4:1 or greater but less             2.75 percent                   0.2  percent                  0.45 percent
than 2.6:1
------------------------------ --------------------------- ---------------------------------- ------------------------
2.6:1 or greater but not to           3.25 percent                   0.25 percent                  0.5  percent
exceed 2.75:1
------------------------------ --------------------------- ---------------------------------- ------------------------

         2.7 Unused Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Lender an unused commitment fee (the "Unused Fee") from the Agreement Execution Date to and including the Maturity Date, calculated at the applicable rate per annum set forth in the table appearing in Section 2.6 hereof on the daily unborrowed portion of such Lender's Stated Commitment (which is equal to the difference between (a) such Lender's Stated Commitment on such day and (b) the then outstanding Loans owed to such Lender plus the Lender's Percentage of any outstanding and undrawn Facility Letters of Credit) payable quarterly in arrears on the first day of each calendar quarter hereafter and on the Maturity Date. Amounts outstanding under the Swingline Loans shall be considered part of the available unborrowed portion of the Facility for purposes of computing the Unused Fee. Notwithstanding the foregoing, all accrued Unused Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

         2.8 Other Fees.

                  (a) The Borrower shall pay all fees payable to the Agent and/or the Lenders pursuant to the Borrower's mandate letter agreement and or fee letter agreement with the Agent, each dated May 25, 2000, including, without limitation, a one time fee ("Upfront Fee") payable in accordance with such letter agreements, to be shared among the Lenders based on their respective Stated Commitments. The portion of the Upfront Fee allocable to each Lender in accordance with such letter agreements shall be paid on the date such Lender becomes a party to this Agreement and, to the extent not previously paid, on the date of any increase in such Lender's Stated Commitment pursuant to Section 2.1(c) hereof.

                  (b) [Intentionally Omitted]

         2.9 Minimum Amount of Each Advance. Each LIBOR Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof), and each Base Rate Advance shall be in the minimum amount of $500,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Base Rate Advance may be in the amount of the unused Aggregate Commitment.

         2.10 Interest.

                  (a) The outstanding principal balance under the Notes shall bear interest from time to time at a rate per annum equal to:

                           (i) the Adjusted Base Rate; or

                           (ii) at the election of Borrower with respect to all
                  or portions of the Obligations, the Adjusted LIBOR Rate.

                  (b) All interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest accrued on each Advance shall be payable in arrears on the first day of each calendar month, commencing with the first such date to occur after the date hereof, and the Maturity Date. Interest shall not be payable for the day of any payment on the amount paid if payment is received by Agent prior to noon (Chicago time). If any payment of principal or interest under the Notes shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a payment of principal, such extension of time shall be included in computing interest due in connection with such payment.

         2.11 Selection of Rate Options and LIBOR Interest Periods.

                  (a) Borrower, from time to time, may select the Rate Option and, in the case of each LIBOR Advance, the commencement date (which shall be a Business Day) and the length of the LIBOR Interest Period applicable to each LIBOR Advance. Borrower shall give Agent irrevocable notice (a "Borrowing Notice" not later than 11:00 a.m. (Chicago time) (i) at least one Business Day prior to a Base Rate Advance, (ii) at least three (3) Business Days prior to a ratable LIBOR Advance, and (iii) not later than 11:00 a.m. (Chicago time) on the Borrowing Date for each Swingline Loan, specifying:

                           (i) the Borrowing Date, which shall be a Business
                  Day, of such Advance,

                           (ii) the aggregate amount of such Advance,

                           (iii) the type of Advance selected, and

                           (iv) in the case of each LIBOR Advance, the LIBOR
                  Interest Period applicable thereto.

         The Borrower shall also deliver together with each Borrowing Notice the compliance certificate required in Section 5.2, if required, and otherwise comply with the conditions set forth in Section 5.2 for Advances. Agent shall use reasonable efforts to provide each Lender by facsimile with a copy of each Borrowing Notice and compliance certificate on the same Business Day it is received.

         Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Agent. Agent will promptly make the funds so received from the Lenders available to the Borrower.

                  (b) Agent shall, as soon as practicable after receipt of a Borrowing Notice requesting a LIBOR Advance, determine the Adjusted LIBOR Rate applicable to the requested ratable LIBOR Advance and inform Borrower and Lenders of the same. Each determination of the Adjusted LIBOR Rate by Agent shall be conclusive and binding upon Borrower in the absence of manifest error.

                  (c) If Borrower shall prepay a LIBOR Advance other than on the last day of the LIBOR Interest Period applicable thereto, Borrower shall be responsible to pay all amounts due to Lenders as required by Section 4.4 hereof.

                  (d) As of the end of each LIBOR Interest Period selected for a ratable LIBOR Advance, the interest rate on the LIBOR Advance will become the Adjusted Base Rate, unless Borrower has once again selected a LIBOR Interest Period in accordance with the timing and procedures set forth in Section 2.11(g).

                  (e) The right of Borrower to select the Adjusted LIBOR Rate for an Advance pursuant to this Agreement is subject to the availability to Lenders of a similar option. If Agent determines that (i) deposits of Dollars in an amount approximately equal to the LIBOR Advance for which the Borrower wishes to select the Adjusted LIBOR Rate are not generally available at such time in the London interbank eurodollar market, or (ii) the rate at which the deposits described in subsection (i) herein are being offered will not adequately and fairly reflect the costs to Lenders of maintaining an Adjusted LIBOR Rate on an Advance or of funding the same in such market for such LIBOR Interest Period, or
(iii) reasonable means do not exist for determining an Adjusted LIBOR Rate, or
(iv) the Adjusted LIBOR Rate would be in excess of the maximum interest rate which Borrower may by law pay, then in any of such events, Agent shall so notify Borrower and Lenders and such Advance shall bear interest at the Adjusted Base Rate.

                  (f) In no event may Borrower elect a LIBOR Interest Period which would extend beyond the Maturity Date. In no event may Borrower have more than seven (7) different LIBOR Interest Periods for LIBOR Advances outstanding at any one time.

                  (g) Conversion and Continuation.

                           (i) Borrower may elect from time to time, subject to
                  the other provisions of this Section 2.11, to convert all or any part of a ratable Advance into any other type of Advance; provided that any conversion of a ratable LIBOR Advance shall be made on, and only on, the last day of the LIBOR Interest Period applicable thereto.

                           (ii) Base Rate Advances shall continue as Base Rate
                  Advances unless and until such Base Rate Advances are converted into ratable LIBOR Advances pursuant to a Conversion/Continuation Notice from Borrower in accordance with Section 2.11(g)(iv). Ratable LIBOR Advances shall continue until the end of the then applicable LIBOR Interest Period therefor, at which time each such Advance shall be automatically converted into an Base Rate Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice in accordance with Section 2.11(g)(iv) requesting that, at the end of such LIBOR Interest Period, such Advance continue as an Advance of such type for an additional LIBOR Interest Period of the same or a different duration.

                           (iii) Notwithstanding anything to the contrary
                  contained in this Section 2, no Advance may be converted into a LIBOR Advance or continued (following the end of a LIBOR Interest Period) as a LIBOR Advance when any Monetary Default or Event of Default has occurred and is continuing.

                           (iv) The Borrower shall give the Agent irrevocable
                  notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a LIBOR Advance not later than 11:00 a.m. (Chicago time) on the Business Day immediately preceding the date of the requested conversion, in the case of a conversion into a Base Rate Advance, or 11:00 a.m. (Chicago time) at least three (3) Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into or continuation of a ratable LIBOR Advance, specifying: (1) the requested date (which shall be a Business Day) of such conversion or continuation; (2) the amount and type of the Advance to be converted or continued; and (3) the amounts and type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a ratable LIBOR Advance, the duration of the LIBOR Interest Period applicable thereto.

         2.12 Method of Payment. All payments of the Obligations hereunder shall be made, without set-off, deduction, or counterclaim, in immediately available funds by wire transfer to Agent's account designated in writing from time to time by notice to Borrower or, in the absence of such notice, to Agent at its address specified herein, or at any other Lending Installation of Agent specified in writing by Agent to Borrower, by noon (Chicago time) on the date when due and shall be applied ratably by Agent among the Lenders, except as otherwise provided herein. Each payment delivered to Agent for the account of any Lender shall be delivered promptly by Agent to such Lender in the same type of funds that Agent received at its address specified herein or at any Lending Installation specified in a notice received by Agent from such Lender. All moneys actually received by the Agent in readily available funds for the account of any Lender or Lenders prior to noon (Chicago time) on any Business Day which are not remitted to such Lender or Lenders on the same Business Day, and all such moneys actually received by the Agent in readily available funds after noon (Chicago time) on any Business Day which are not remitted to such Lender or Lenders on the following Business Day, shall bear interest at the Federal Funds Effective Rate, payable by Agent upon written demand, from the Business Day of such actual receipt prior to noon (Chicago time), or the Business Day following the Business Day of such actual receipt after noon (Chicago time), as the case may be, until the Business Day on which such funds are remitted to the Lender or Lenders entitled to receive the same. If Agent shall not have received payment as provided above, Agent is hereby authorized to charge any accounts of Borrower maintained with Bank of America for each payment of principal, interest and fees as it becomes due hereunder; provided, however, that Agent shall first exhaust any funds on deposit in Bank of America's Account No. 1420804858 with Bank of America before having recourse to any other such accounts.

         2.13 Default. Notwithstanding the foregoing and notwithstanding Section 3.7(c) hereof to the contrary, during the continuance of a Monetary Default, any other material Default or any Event of Default, Borrower shall not have the right to request a LIBOR Advance, continue or select a new LIBOR Interest Period for an existing ratable LIBOR Advance, convert any Base Rate Advance to a ratable LIBOR Advance or request (or be deemed to request) a Base Rate Advance to satisfy any Reimbursement Obligations with respect to Facility Letter of Credit. During the continuance of a Monetary Default, any other material Default, or any Event of Default, outstanding Advances shall bear interest at the applicable Default Rates until such Monetary Default, other material Default or Event of Default ceases to exist or the Obligations are paid in full.

         2.14 Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written notice to the Agent and Borrower, designate a Lending Installation through which Loans will be made by it and for whose account payments are to be made.

         2.15 Non-Receipt of Funds by Agent. Unless Borrower or a Lender, as the case may be, has notified Agent prior to the date on which it is scheduled to make payment to Agent of (i) in the case of a Lender, an Advance, or (ii) in the case of Borrower, a payment of principal, interest or fees to the Agent for the account of the Agent or of any or all of the Lenders, that it does not intend to make such payment (which notice shall not affect the obligations of Borrower or any Lender, as the case may be, hereunder), and such notice has been received by Agent, Agent may assume that such payment has been or will be made when due. Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to Agent, the recipient of such payment shall, on demand by Agent, repay to Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Agent until the date Agent recovers such amount at a rate per annum equal to
(i) in the case of payment by a Lender, the Federal Funds Effective Rate (as determined by Agent) for such day or (ii) in the case of payment by Borrower, the interest rate applicable to the relevant Advance.

         2.16 Swingline Loans. In addition to the other options available to Borrower hereunder, the amount of the Swingline Commitment shall be available for Swingline Loans subject to the following terms and conditions. All of the conditions set forth in Section 5.2 hereof shall have been fulfilled for each Swingline Loan. Swingline Loans shall be made available for same day borrowings provided that notice is given in accordance with Section 2.11 hereof. All Swingline Loans shall bear interest at the Adjusted Base Rate and shall be deemed to be Base Rate Advances. In no event shall the Swingline Lender be required to fund a Swingline Loan if it would increase the total aggregate outstanding Loans by Swingline Lender hereunder plus its Percentage of Facility Letter of Credit Obligations to an amount in excess of its Commitment. Upon request of the Swingline Lender made to all the Lenders, each Lender irrevocably agrees to purchase its Percentage of any Swingline Loan made by the Swingline Lender regardless of whether the conditions for disbursement are satisfied at the time of such purchase, including the existence of an Event of Default hereunder, provided that no Lender shall be required to have total outstanding Loans plus its Percentage of Facility Letters of Credit Obligations in an amount greater than its Commitment; and provided further that a Swingline Loan disbursed by the Swingline Lender shall not be deemed to be a Swingline Loan for purposes of this sentence if the Swingline Lender shall have received written notice from any Lender on or before the Business Day prior to the date of such disbursement that one or more of said disbursement conditions is not then satisfied, and in the event the Swingline Lender receives such a notice it shall have no further obligation to advance any Swingline Loan until such notice is withdrawn by that Lender or the Swingline Lender receives notice from the Agent that such disbursement condition has been effectively fulfilled or waived in accordance with the provisions of this Agreement. Such

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

purchase shall take place on the date of the request by Swingline Lender so long as such request is made by noon (Chicago time), otherwise on the next Business Day following such request. All requests for purchase shall be in writing. From and after the date it is so purchased, each such Swingline Loan shall, to the extent purchased, (i) be treated as a Loan made by the purchasing Lenders and not by the selling Lender for all purposes under this Agreement and the payment of the purchase price by a Lender shall be deemed to be the making of a Loan by such Lender and shall constitute outstanding principal under such Lender's Note, and (ii) no longer be considered a Swingline Loan, except that all interest accruing on or attributable to such Swingline Loan for the period prior to the date of such purchase shall be paid when due by the Borrower to the Agent for the benefit of the Swingline Lender, but shall be considered a Base Rate Advance by each such Lender and all interest accruing on or attributable to such Loans for the period from and after the date of such purchase shall be paid when due by the Borrower to the Agent for the benefit of the purchasing Lenders. If prior to purchasing its Percentage of a Swingline Loan one of the events described in
Section 10.10 shall have occurred and such event prevents the consummation of the purchase contemplated by the preceding provisions, each Lender will purchase an undivided participating interest in the outstanding Swingline Loan in an amount equal to its Percentage of such Swingline Loan. From and after the date of each Lender's purchase of its participating interest in a Swingline Loan, if the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment was received by the Swingline Lender and is required to be returned to the Borrower, each Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it. If any Lender fails to so purchase its Percentage of any Swingline Loan, such Lender shall be deemed to be a Defaulting Lender hereunder. No Swingline Loan shall be outstanding for more than five (5) Business Days at a time.

         2.17 Application of Moneys Received. All moneys collected or received by the Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

                           (i) to the payment of all expenses then due and
                  payable by Borrower hereunder, including, without limitation, costs incurred in the collection of such moneys;

                           (ii) to the reimbursement of any yield protection due
                  to any of the Lenders in accordance with Section 4.1;

                           (iii) to the payment of all indemnity obligations
                  then due and payable by Borrower hereunder;

                           (iv) to the payment of all fees then due to the
                  Agent;

                           (v) to the payment of any fee due pursuant to Section
                  3.8(b) in connection with the issuance of a Facility Letter of Credit to the Issuing Bank, to the payment of the Unused Fee, Upfront Fee and Facility Letter of Credit Fee to the Lenders, if then due, and to the payment of all fees due hereunder;

                           (vi) to the payment of the full amount of interest
                  and principal on the Swingline Loans;

                           (vii) first to interest until paid in full and then
                  to principal for all Lenders (other than Defaulting Lenders) in accordance with the respective Funded Percentages of the Lenders;

                           (viii) any other sums due to the Agent or any Lender
                  under any of the Loan Documents; and

                           (ix) to the payment of any sums due to each
                  Defaulting Lender as their respective Percentages appear (provided that Agent shall have the right to set-off against such sums any amounts due from such Defaulting Lender).

         2.18 Transitional Provisions. All of the Obligations and Facility Letters of Credit arising or issued and outstanding immediately prior to the Agreement Execution Date under the Original Agreement shall, as of the Agreement Execution Date, automatically become and be deemed to be Obligations and Facility Letters of Credit arising or issued and outstanding under this Agreement, and each of the Lenders under this Agreement shall immediately purchase from each lender under the Original Agreement that is not a Lender under this Agreement, and pay to each such former lender at par, such purchasing Lender's Percentage of each such former lender's Loans then outstanding hereunder (including, without limitation, interest then accrued and unpaid thereon).

                                   ARTICLE III

                        THE LETTER OF CREDIT SUBFACILITY

         3.1 Obligation to Issue. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, the Issuing Bank hereby agrees to issue for the account of Borrower one or more Facility Letters of Credit in accordance with this Article III, from time to time during the period commencing on the Agreement Execution Date and ending on a date one Business Day prior to the Maturity Date.

         3.2 Types and Amounts. The Issuing Bank shall not, without the consent of the Required Lenders, in the case of subparagraphs (i), (iii) and (iv) below, and without the consent of all Lenders, in the case of subparagraph (ii) below:

                           (i) issue any Facility Letter of Credit if the
                  aggregate maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                           (ii) issue any Facility Letter of Credit if, after
                  giving effect thereto, either (1) the then applicable Allocated Facility Amount would exceed the then current Aggregate Commitment, or (2) the Facility Letter of Credit Obligations would exceed $75,000,000;

                           (iii) issue any Facility Letter of Credit having an
                  expiration date, or containing an extension provision to extend such date, to a date which is after the Business Day immediately preceding the Maturity Date; provided, however, that, subject to the other applicable terms and conditions hereof, the Issuing Bank may issue Facility Letters of Credit in an aggregate face amount not exceeding $30,000,000 and having expiration dates, or containing extension provisions to extend such dates, to dates which are within twelve (12) months after the Maturity Date; or

                           (iv) issue any Facility Letter of Credit having an
                  expiration date, or containing an extension provision to extend such date, to a date which is more than twelve (12) months after the date of its issuance.

         3.3 Conditions. In addition to being subject to the satisfaction of the conditions contained in Article V hereof, the obligation of the Issuing Bank to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

                           (i) the Borrower shall have delivered to the Issuing
                  Bank at such times and in such manner as the Issuing Bank may prescribe such documents and materials (including, without limitation, an application and reimbursement agreement on Issuing Bank's standard forms) as the Issuing Bank may require (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control) and the proposed Facility Letter of Credit shall be reasonably satisfactory to the Issuing Bank as to form and content;

                           (ii) as of the date of issuance, no order, judgment
                  or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter of Credit in particular; and

                           (iii) there shall not exist any Default or Event of
                  Default.

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

         3.4 Procedure for Issuance of Facility Letters of Credit.

                  (a) Borrower shall give the Issuing Bank and the Agent at least three (3) Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit Request"), except that, in lieu of such written notice, the Borrower may give the Issuing Bank and the Agent telephonic notice of such request if confirmed in writing by delivery to the Issuing Bank and the Agent (i) immediately a telecopy of the written notice required hereunder which has been signed by an authorized officer, and (ii) promptly (but in no event later than the requested date of issuance) of the written notice required hereunder containing the original signature of an authorized officer; such notice shall be irrevocable and shall specify:

                           (i) the stated amount of the Facility Letter of
                  Credit requested (which stated amount shall not be less than $10,000);

                           (ii) the effective date (which day shall be a
                  Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");

                           (iii) the date on which such requested Facility
                  Letter of Credit is to expire;

                           (iv) the purpose for which such Facility Letter of
                  Credit is to be issued;

                           (v) the full name and address of the Person for whose
                  benefit the requested Facility Letter of Credit is to be issued; and

                           (vi) any special language required to be included in
                  the Facility Letter of Credit.

At the time such request is made, the Borrower shall also provide the Agent and the Issuing Bank with a copy of any particular form on which Borrower is requesting that the Facility Letter of Credit be issued. Such notice, to be effective, must be received by such Issuing Bank and the Agent not later than noon (Chicago time) on the last Business Day on which notice can be given under this Section 3.4(a).

                  (b) Subject to the terms and conditions of this Article III and provided that the applicable conditions set forth in Article V hereof have been satisfied, the Issuing Bank shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Letter of Credit Request and the Issuing Bank's usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (ii) written notice from a Lender, which complies with the provisions of Section 3.6(a), or (iii) written or telephonic notice from the Agent stating that the issuance of such Facility Letter of Credit would violate Section 3.2.

                  (c) The Issuing Bank shall give the Agent (who shall promptly notify Lenders) and the Borrower written or telecopy notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance Notice").

                  (d) The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 3.4 are met as though a new Facility Letter of Credit was being requested and issued.

Section 3.5 Reimbursement Obligations: Duties of Issuing Bank.

                  (a) The Issuing Bank shall promptly notify the Borrower and the Agent (who shall promptly notify Lenders) of any draw under a Facility Letter of Credit. Any such draw shall immediately be reimbursed (by Advances or otherwise) in accordance with Section 3.7 hereof.

                  (b) The Borrower and each Lender irrevocably authorizes the Issuing Bank to honor draws on each Facility Letter of Credit by the beneficiary thereof in accordance with its terms. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not (i) put the Issuing Bank under any resulting liability to Borrower or any Lender, (ii) relieve Borrower of any of its obligations hereunder to the Issuing Bank or the Lenders or (iii) provided that such Lender has not given a notice contemplated by Section 3.6(a) that continues in full force and effect, relieve any Lender of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Facility Letter of Credit, the Issuing Bank shall have no obligation relative to the Lenders or Borrower other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered, and that they appear to comply on their face with the requirements of such Letter of Credit. Without limiting the generality of the foregoing, the Agent and the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Facility Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent or the Issuing Bank. The Agent and the Issuing Bank shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Notes.

         3.6 Participation.

                  (a) Immediately upon issuance by the Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in Section 3.4, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to such Lender's Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and all related rights hereunder and under the

Guaranty and other Loan Documents; provided that a Letter of Credit issued by the Issuing Bank shall not be deemed to be a Facility Letter of Credit for purposes of this Section 3.6 if the Issuing Bank shall have received written notice from any Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Section 5.2 is not then satisfied, and in the event the Issuing Bank receives such a notice it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Lender or the Issuing Bank receives a notice from the Agent that such condition has been effectively fulfilled or waived in accordance with the provisions of this Agreement. Each Lender's obligation to make further Loans to Borrower (other than any payments such Lender is required to make under subparagraph (b) below) or to purchase an interest from the Issuing Bank in any subsequent Facility Letters of Credit issued by the Issuing Bank on behalf of Borrower shall be reduced by such Lender's Percentage of the Facility Letter of Credit Obligations.

                  (b) In the event that the Issuing Bank makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to the Issuing Bank pursuant to Section 3.7 hereof, the Issuing Bank shall promptly notify the Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Agent for the account of the Issuing Bank the amount of such Lender's Percentage of the unreimbursed amount of such payment, and the Agent shall promptly pay such amount to the Issuing Bank. A Lender's payments of its Percentage of such Reimbursement Obligation as aforesaid shall be deemed to be a Loan by such Lender and shall constitute outstanding principal under such Lender's Note. The failure of any Lender to make available to the Agent for the account of the Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made. Any Lender which fails to make any payment required pursuant to this Section 3.6(b) shall be deemed to be a Defaulting Lender hereunder.

                  (c) Whenever the Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, the Issuing Bank shall promptly pay to the Agent and the Agent shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Percentage thereof.

                  (d) Upon the request of the Agent or any Lender, the Issuing Bank shall furnish to such Agent or Lender copies of any Facility Letter of Credit to which the Issuing Bank is party and such other readily available documentation relating thereto as may reasonably be requested by the Agent or Lender.

                    (e) The obligations of each Lender to make payments to the Agent for the account of the Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever other than a failure of any such Issuing Bank to comply with the terms of this

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

Agreement relating to the issuance of such Facility Letter of Credit, and such payments shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

         3.7 Payment of Reimbursement Obligations.

                  (a) The Borrower agrees to pay to the Agent for the account of the Issuing Bank the amount of all Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any Facility Letter of Credit when due, irrespective of any claim, set-off, defense or other right which the Borrower may have at any time against any Issuing Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:

                           (i) any lack of validity or enforceability of this
                  Agreement or any of the other Loan Documents;

                           (ii) the existence of any claim, setoff, defense or
                  other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

                           (iii) any draft, certificate or any other document
                  presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

                           (iv) the surrender or impairment of any security for
                  the performance or observance of any of the terms of any of the Loan Documents; or

                           (v) the occurrence of any Default or Event of
                  Default.

                   (b) In order to induce the Issuing Bank to issue, extend and renew each Facility Letter of Credit and the Lenders to participate therein, the Borrower agrees, except as contemplated in Section 3.7(c) below, to reimburse or pay to the Agent, for the account of the Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder:

                           (i) except as otherwise expressly provided in Section
                  3.7(b)(ii) below or Section 3.7(c) below, on each date that any draft presented under such Facility Letter of Credit is honored in accordance with its terms by the Issuing Bank, or the Issuing Bank otherwise makes a payment with respect thereto, (A) the amount paid by the Issuing Bank under or with respect to such Facility Letter of Credit, and (B) any amounts payable pursuant to this Agreement under, or with respect to, such Facility Letter of Credit, and

                           (ii) upon the Maturity Date, any termination of the
                  Aggregate Commitment or any acceleration of the Reimbursement Obligations with respect to all Facility Letters of Credit, an amount equal to the then maximum aggregate amount that the beneficiaries may at any time draw under all outstanding Facility Letters of Credit, which amount shall be held by the Agent as cash collateral in the Letter of Credit Collateral Account for the benefit of the Issuing Bank, the Lenders and the Agent for all Reimbursement Obligations.

         Each such payment shall be made to the Agent in immediately available funds. Interest on any and all amounts not converted to an Advance pursuant to
Section 3.7(c) and remaining unpaid by the Borrower under this Section 3.7(b) at any time from the date such amounts become due and payable (whether as stated in this Section 3.7, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent for the benefit of the Issuing Bank and Lenders on demand at the Default Rate.

                  (c) Notwithstanding anything contained in Section 3.7(b) to the contrary, unless the Borrower shall have notified the Agent and the Issuing Bank prior to 11:00 a.m. (Chicago time) on the Business Day immediately prior to the date of a drawing on a Facility Letter of Credit that the Borrower shall reimburse the Issuing Bank for the amount of such drawing with funds other than the proceeds of an Advance, the Borrower shall be deemed to have timely given to the Agent a Borrowing Notice requesting a Base Rate Advance on the date on which such drawing is honored and in an amount equal to the amount of such drawing. The Borrowers may thereafter convert any such Base Rate Advance to a LIBOR Rate Advance in accordance with Section 2.10 hereof. Each Lender shall, in accordance with Article II hereof, make available such Lender's Percentage of such Advance to the Agent, the proceeds of which shall be applied directly by the Agent to reimburse the Issuing Bank for the amount of such draw. In the event that any Lender fails to make available to the Agent the amount of such Lender's Percentage of such Advance on the date of the drawing, the Agent shall be entitled to recover such amount on demand from such Lender plus any additional amounts payable hereunder in the event of a late funding by a Lender.

                  (d) In the event any payment by the Borrower received by the Issuing Bank or the Agent with respect to a Facility Letter of Credit and distributed by the Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Agent or Issuing Bank in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by the Agent, contribute such Lender's Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank or the Agent upon the amount required to be repaid by the Issuing Bank or the Agent.

         3.8 Compensation for Facility Letters of Credit.

                  (a) The Borrower shall pay to the Agent, for the ratable account of the Lenders, based upon the Lenders' respective Percentages, a per annum fee (the "Facility Letter of Credit Fee") with respect to each Facility Letter of Credit in an amount equal to the Applicable Margin in effect from time to time for LIBOR Advances. The Facility Letter of Credit Fee relating to any Facility Letter of Credit shall be due and payable quarterly with respect to the period during which the Facility Letter of Credit is outstanding in arrears, on the first Business Day of each calendar quarter following the issuance of any Facility Letter of Credit and, to the extent any such fees are then due and unpaid, on the Maturity Date. The Agent shall promptly remit any such Facility Letter of Credit Fees received by it, when received, to the other Lenders in accordance with their Percentages thereof.

                  (b) The Issuing Bank also shall have the right to receive solely for its own account an issuance fee in the amount of the greater of $500 and 0.125 percent of the face amount of each Facility Letter of Credit, payable by the Borrower on the Issuance Date for each such Facility Letter of Credit. The Issuing Bank shall also be entitled to receive from Borrower upon demand its reasonable out-of-pocket costs and the Issuing Bank's standard charges for amending, modifying and servicing Facility Letters of Credit and processing draws thereunder. The Borrower shall pay such issuance fee and other amounts when due to the Agent for the account of the Issuing Bank.

         3.9 Letter of Credit Collateral Account. The Borrower hereby agrees that it will, until and, if required hereunder, after the Maturity Date, maintain a special collateral account (the "Letter of Credit Collateral Account") with the Agent in the name of the Borrower but under the sole dominion and control of the Agent, for the benefit of the Lenders, and in which the Borrower shall have no interest other than as set forth in Section 11.1. In addition to the foregoing, the Borrower hereby grants to the Agent, for the benefit of the Lenders, a security interest in and to the Letter of Credit Collateral Account and any funds that may hereafter be on deposit in such account, including income earned thereon. The Lenders acknowledge and agree that the Borrower has no obligation to fund the Letter of Credit Collateral Account unless and until so required under Section 3.7(b)(ii) and/or Section 11.1 hereof.

                                   ARTICLE IV

                             CHANGE IN CIRCUMSTANCES

         4.1 Yield Protection. If the adoption of or change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

                           (i) subjects any Lender or any applicable Lending
                  Installation to any tax, duty, charge or withholding on or from payments due from Borrower (excluding federal and state taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of such taxation of payments to any Lender in respect of its Loans, its interest in the Facility Letters of Credit or other amounts due it hereunder, or

                           (ii) imposes or increases or deems applicable any
                  reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (including reserves and assessments relating to LIBOR Advances), or

                           (iii) imposes any other condition, and the result is
                  to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, Facility Letters of Credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within five (5) days after demand by such Lender, Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

         4.2 Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporate entity controlling such Lender is increased as a result of a Change (as defined below), then, within five (5) days after demand by such Lender, Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its interest in the Facility Letters of Credit, or its obligation to make Loans hereunder or participate in or issue Facility Letters of Credit hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as defined below) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means
(i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards", including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement. Without in any way affecting the Borrower's obligation to pay compensation actually claimed by a Lender under this Section 4.2, the Borrower shall have the right to replace any Lender which has demanded such compensation with a replacement Lender acceptable to the Agent; provided, however, that no Monetary Default, other material Default or any Event of Default shall then exist, and that Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Agent of the identity of the proposed replacement Lender not more than sixty (60) days after the date of such Lender's most recent demand for compensation under this Section 4.2. The Lender being replaced shall assign its Percentage of the Aggregate Commitment and its rights and obligations under this Facility to the replacement Lender in accordance with the requirements of Section 13.3 hereof and the replacement Lender shall assume such Percentage of the Aggregate Commitment and the related obligations under this Facility, all pursuant to an assignment agreement substantially in the form of Exhibit J hereto. The purchase by the replacement Lender shall be at par (plus all accrued and unpaid interest and any other sums owed to such Lender being replaced hereunder) which shall be paid to the Lender being replaced upon the execution and delivery of the assignment.

         4.3 Availability of LIBOR Advances. If any Lender determines that maintenance of any of Loans bearing interest at the Adjusted LIBOR Rate at a suitable Lending Installation would violate any applicable law, rule, regulation or directive of any Governmental Authority having jurisdiction, the Agent shall suspend by written notice to Borrower the availability of outstanding LIBOR Advances and require any outstanding LIBOR Advances to be repaid. If the Required Lenders determine that deposits of a type or maturity appropriate to match fund LIBOR Advances are not available, the Agent shall suspend by written notice to Borrower the availability of LIBOR Advances from and after the date of any such determination. If the Required Lenders determine that an interest rate applicable to a LIBOR Advance does not accurately reflect the cost of making a LIBOR Advance, and, if for any reason whatsoever the provisions of Section 4.1 are inapplicable, the Agent shall suspend by written notice to Borrower the availability of LIBOR Advances from and after the date of any such determination.

         4.4 Funding Indemnification. If any payment of a LIBOR Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a LIBOR Advance is not made on the date specified by Borrower for any reason other than default by one or more of the Lenders, Borrower shall indemnify and hold harmless each Lender from and against any loss, damage, expense or cost incurred by such

Lender resulting therefrom, including, without limitation, any loss, damage, expense or cost in liquidating or employing deposits acquired to fund or maintain the LIBOR Advance.

         4.5 Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR Advances to reduce any liability of Borrower to such Lender under Sections 4.1 and 4.2 or to avoid the unavailability of a LIBOR Advance, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2 or 4.4 hereof. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a LIBOR Advance shall be calculated as though each Lender funded its LIBOR Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Adjusted LIBOR Rate applicable to such Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by Borrower of the written statement. The obligations of Borrower under Sections 4.1, 4.2 and 4.4 hereof shall survive payment of the Obligations and termination of this Agreement.

         4.6 Taxes.

                    (a) Any and all payments by Borrower to or for the account of any Lender or the Agent under this Agreement or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its net income, and franchise taxes imposed on it by any jurisdiction (other than such excluded income and franchise taxes, collectively, "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document by Borrower or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.6) properly paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. In the event that any Lender or the Agent actually receives a refund of, or a credit in the amount of, any Taxes or Other Taxes paid or reimbursed by Borrower pursuant to this Section 4.6, such Lender or the Agent, as the case may be, shall pay the amount of any such refund to Borrower promptly following actual receipt thereof, and pay the amount of any such credit to Borrower promptly following the actual full application of such credit against other obligations of such Lender or the Agent, as the case may be.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages of this Agreement and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying to the Agent and Borrower that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

                   (e) For any period with respect to which a Lender has failed to provide Borrower and the Agent with the appropriate form pursuant to Section 4.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.6(a) or 4.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required under this Agreement, the Borrower shall take such reasonable steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                   (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Lending Installation so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                   (g) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

                   (h) Without prejudice to the survival of any other agreement of Borrower arising in connection with this Agreement, the agreements and obligations of the Borrower contained in this Section 4.6 shall survive the termination of the Commitments and the payment in full of the Notes.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.1 Conditions Precedent to Closing. The Lenders shall not be required to make the initial Advance hereunder, nor shall the Issuing Bank be required to issue the initial Facility Letter of Credit hereunder, unless (i) the Borrower shall have paid all fees then due and payable to the Lenders and the Agent hereunder, (ii) all of the conditions set forth in Section 5.2 are satisfied, and (iii) the Borrower shall have furnished to the Agent, in form and substance satisfactory to the Lenders and their counsel and in a number of counterparts sufficient for all of the Lenders, the following:

                  (a) Certificates of Incorporation. A copy of the articles of incorporation of LNR, and a copy of the articles of incorporation or other applicable organizational documents of each other Borrower and each Guarantor, each certified by the appropriate Secretary of State or equivalent state official and dated as of the most reasonable practicable date.

                  (b) Agreements of Limited Partnership/Bylaws. A copy of the bylaws of LNR, including all amendments thereto, and a copy of the by-laws, partnership agreement, operating agreement or other applicable governing instrument of each other Borrower and each Guarantor, each certified by the Secretary or other appropriate officer of the Person in question as being in full force and effect on the date hereof.

                  (c) Good Standing Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where each Borrower and each Guarantor are organized, dated as of the most recent practicable date, showing the good standing of each Borrower and each Guarantor.

                  (d) Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where each Borrower and each Guarantor maintain their principal place of business, dated as of the most recent practicable date, showing the qualification to transact business in such state as a foreign entity for each Borrower and each Guarantor.

                  (e) Resolutions. A copy of a resolution or resolutions adopted by the Board of Directors or other applicable governing body of each Borrower and each Guarantor, certified by the Secretary or other appropriate officer of the Person in question as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party, and the transactions provided for therein.

                  (f) Incumbency Certificate. A certificate for each Borrower and each Guarantor, signed by the Secretary or other appropriate officer of the Person in question and dated the date hereof, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by such Borrower or Guarantor, as the case may be.

                  (g) Loan Documents. Originals of the Loan Documents (in such quantities as the Lenders may reasonably request), duly executed by authorized officers of the appropriate entity.

                  (h) Opinion of Florida Counsel. A written opinion, dated the date hereof, from outside Florida counsel for the Borrower and each Guarantor, which counsel is reasonably satisfactory to Agent, substantially in the form attached hereto as Exhibit E, but relating to this Agreement, rather than the Original Agreement.

                  (i) Opinion of Illinois Counsel. A written opinion, dated the date hereof, from outside Illinois counsel for the Borrower and each Guarantor, which counsel is reasonably satisfactory to Agent, substantially in the form attached hereto as Exhibit F, but relating to this Agreement, rather than the Original Agreement.

                  (j) Insurance. Original or certified copies of insurance policies or binders therefor, with accompanying receipts showing current payment of all premiums, evidencing that Borrower carries insurance on all Properties, which satisfies the Agent's insurance requirements, including, without limitation:

                           (i) Property and casualty insurance (including
                  coverage for flood and other water damage for any Properties located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Properties with limits (if any) of not less than $40,000,000 per occurrence;

                           (ii) Loss of rental income insurance in the amount
                  not less than one year's net revenues from the Properties; and

                           (iii) Comprehensive general liability insurance in
                  the amount of at least $5,000,000 per occurrence.

                           All insurance must be carried by companies with a
Best Insurance Reports (1996) Policyholder's and Financial Size Rating of "A-IX" or better; provided, however, that if Borrower uses multiple insurers to insure distinct tiers of risk, only the insurers of the first two tiers of risk (i.e., the first dollars of loss with respect to any insured risk) must be rated as aforesaid, but other insurers shall in any event be rated "A-VII" or better.

                  (k) Borrowing Base Calculation. A calculation of the Borrowing Base and an initial Borrowing Base report, each conforming to the requirements of Section 8.2(ii) hereof (a copy of which is attached to Exhibit H to this Agreement).

                  (l) Financial and Related Information. The following information:

                           (i) A certificate, signed by an executive officer of
                  the Borrower, stating that on the date hereof no Default or Event of Default has occurred and is continuing and that all representations and warranties of the Borrower contained herein are true and correct as of the Agreement Execution Date as and to the extent set forth herein;

                           (ii) The most recent consolidated annual and
                  quarterly financial statements of the Borrower and a certificate from a Qualified Officer of LNR that no change in the Borrower's financial condition that could have a Material Adverse Effect has occurred since February 28, 2000;

                           (iii) Written money transfer instructions, in
                  substantially the form of Exhibit G hereto, addressed to the Agent and signed by a Qualified Officer of LNR, together with such other related money transfer authorizations as the Agent may have reasonably requested; and

                           (iv) Operating statements (certified as accurate by a
                  Qualified Officer of LNR) and other evidence satisfactory to the Agent to establish Borrower's compliance with the covenants set forth in Articles VII, VIII and IX hereof.

                  (m) Other Evidence as any Lender May Require. Such other documents and evidence as the Agent or any Lender may reasonably request to fully effectuate and establish the consummation of the transactions contemplated hereby, the taking of all necessary actions in any proceedings in connection herewith and compliance with the conditions set forth in this Agreement.

         5.2 Conditions Precedent to Subsequent Advances. Advances after the initial Advance shall be made from time to time as requested by Borrower, and the obligation of each Lender to make any Loan for any such Advance (including Swingline Loans), and the obligation of the Issuing Bank to issue Facility Letters of Credit, are subject to the following terms and conditions:

                  (a) Prior to and at the time of each such Advance or issuance no Default or Event of Default shall have occurred and be continuing under this Agreement or any of the Loan Documents and, if required by Agent, Borrower shall deliver a certificate of Borrower to such effect; and

                  (b) The representations and warranties contained in Article VI are true and correct as of such Borrowing Date, Issuance Date, or date of conversion and/or continuation as and to the extent set forth therein, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

                  (c) As to each Subsidiary that executes and delivers a Subsidiary Joinder or a Guaranty after the Agreement Execution Date (or that is required to do so), the Borrower has delivered to the Agent the items described in subsections (a) through (i) of Section 5.1 hereof.

         Each Borrowing Notice, Letter of Credit Request, and
Conversion/Continuation Notice shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(a) through (c) have been satisfied.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants that:

         6.1 Existence. Attached hereto as Schedule 6.1 (as updated from time to time in accordance with this Agreement) is a table showing, for each Credit Party, its organizational form (e.g., corporation, partnership, limited liability company, etc.), state of organization, state in which its principal place of business is located, owner(s) of its Capital Stock and percentage ownership interest, and certain other information. Each Credit Party is an entity of the type indicated for such Credit Party on Schedule 6.1 (as updated from time to time) duly organized and validly existing under the laws of the state of its organization as indicated on Schedule 6.1 (as updated from time to time), with its principal place of business in the state indicated for such Credit Party on Schedule 6.1 (as updated from time to time), and is duly qualified as a foreign entity, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns any Real Estate and, except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which the nature of its business or activities requires such qualification or authority. Each Subsidiary of each Credit Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns any Real Estate, and except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which the nature of its business or activities requires such qualification.

         6.2 Corporate/Partnership Powers. The execution, delivery and performance of the Loan Documents required to be delivered by each Credit Party hereunder are within the authority of such entity and the powers of the general partners of each such entity which is a partnership, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which such Credit Party is a party or by which such Credit Party or any of its respective assets may be bound or affected.

         6.3 Power of Officers. The officer of each corporate Credit Party executing the Loan Documents on its own behalf or on behalf of another Credit Party, either in its capacity as the corporate partner, manager or member of another Credit Party, or in its capacity as the corporate partner, manager or member of a third Credit Party which is the non-corporate partner or member of such other Credit Party, has been duly elected or appointed and was fully authorized to execute the same at the time such Loan Document was executed. Each of the Loan Documents has been duly and validly executed and delivered by or on behalf of each and all of the Credit Parties pursuant to authority duly conferred on each individual signatory and/or entity which has executed such Loan Document on its behalf.

         6.4 Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of any of the Loan Documents by any of the Credit Parties. No other consent to or approval of the transactions contemplated hereunder is required from any ground lessor, mortgagee, beneficiary under a deed of trust or any other Person, except as has been delivered to the Lenders on or before the Agreement Execution Date.

         6.5 Solvency. Immediately after the Agreement Execution Date and the date hereof, and immediately following the making of each Advance and after giving effect to the application of the proceeds of such Advance, each of the Borrower and its Subsidiaries will be Solvent.

         6.6 Compliance With Laws and Agreements. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on any of the Credit Parties or any of their respective assets which would be violated or contravened by the execution, delivery or performance of the Loan Documents. The Credit Parties and their respective Real Estate and other assets are in substantial compliance with applicable laws, and with all material leases, licenses and other agreements to which any Credit Party is a party or by which such Credit Party or any of its assets is bound. There exist no defaults on the part of any other party to any such lease, license or other agreement which, individually or in the aggregate, could have a Material Adverse Effect.

         6.7 Enforceability of Agreement. This Agreement and each of the other Loan Documents is (or, when fully executed and delivered, will be) the legal, valid and binding agreement of each of the Credit Parties thereto, enforceable against each such Credit Party in accordance with its respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

         6.8 Title to Property. Borrower or its Subsidiaries (or, in the case of the Parcels, an Investment Affiliate) has good and marketable title to the Real Estate and assets reflected in the financial statements most recently delivered to the Agent as owned by it or any such Subsidiary (or, in the case of the Parcels, an Investment Affiliate) free and clear of Liens except for the Permitted Liens, and except for mechanics liens with respect to amounts claimed to be past due (i) which are being contested in good faith and by appropriate proceedings, (ii) for which adequate reserves have been established on the books of Borrower in accordance with GAAP, and (iii) which, individually and in the aggregate, could not have a Material Adverse Effect. Neither the execution, delivery nor performance of the Loan Documents required by the Credit Parties will result in the creation of any Lien on the Real Estate or such assets. Borrower and its

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

Subsidiaries either own, or have entered into valid leases, licenses and other agreements for, all assets, services and facilities necessary for the conduct of their respective businesses and the operation of their respective assets.

         6.9 Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of Borrower's knowledge after due inquiry, threatened against or affecting any of the Borrower or its Subsidiaries or any of the Real Estate, the adverse determination of which individually or in the aggregate could have a Material Adverse Effect, except as disclosed on Schedule 6.9 hereto.

         6.10 Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by any of the Credit Parties under any of the Loan Documents or any other document to which any of the Credit Parties is a party.

         6.11 Investment Company Act of 1940. None of the Borrower or its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940 and none of the Credit Parties will become such an investment company.

         6.12 Public Utility Holding Company Act. None of the Borrower or its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the definitions of the Public Utility Holding Company Act of 1935, as amended.

         6.13 Regulation U. The proceeds of the Advances will not be used, directly or indirectly, to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

         6.14 No Material Adverse Financial Change. There has been no Material Adverse Financial Change since the date of the financial and/or operating statements most recently submitted to the Lenders. As of the date hereof, there has been no Material Adverse Financial Change relating to any of information and documents heretofore delivered to the Agent pursuant to subsection (k) and (l) of Section 5.1 of the Original Agreement, and no material change relating to any of the other information and documents heretofore delivered to the Agent pursuant to said Section 5.1.

         6.15 Financial Information. All financial statements and operating statements furnished to the Lenders by or at the direction of any of the Credit Parties and all other financial information and data furnished by any of the Credit Parties to the Lenders are complete and correct in all material respects as of the date thereof, and such statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Credit Parties and the Real Estate as of such date. None of the Credit Parties has any contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

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

         6.16 Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of any of the Credit Parties to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated herein and therein is, and all other such factual information hereafter furnished by or on behalf of any of the Credit Parties to the Lenders will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time.

         6.17 ERISA. (i) None of the Borrower or its Subsidiaries is an entity deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of
Section 4975 of the Code, and (ii) the execution of this Agreement and the other Loan Documents and the transactions contemplated hereunder and thereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         6.18 Taxes. All required tax returns have been filed by each of the Borrower or its Subsidiaries with the appropriate authorities except to the extent that extensions of time to file have been requested, granted and have not expired or except to the extent such taxes are being contested in good faith by appropriate proceedings and for which adequate reserves, in accordance with GAAP, are being maintained.

         6.19 Environmental Matters. Except as disclosed in Schedule 6.19 and except for Real Estate owned by Investment Affiliates which are not Special Investment Affiliates:

                           (i) The Real Estate does not contain any Materials of
                  Environmental Concern in amounts or concentrations which constitute a violation of, or could give rise to liability under, Environmental Laws.

                           (ii) None of Borrower, its Subsidiaries or Investment
                  Affiliates has received any written notice alleging that any or all of the Real Estate or any or all of the operations at the Real Estate are not in compliance with all applicable Environmental Laws, or alleging the existence of any contamination at or under such Real Estate in amounts or concentrations which constitute a violation of any Environmental Law.

                           (iii) To the best of Borrower's knowledge after due
                  inquiry, no notice, violation, non-compliance or liability referred to in Section 6.19(ii) above is threatened, and no condition, fact or circumstance exists that could result in such notice, violation, non-compliance or liability.

                           (iv) During the ownership of the Real Estate by any
                  or all of Borrower, its Subsidiaries and Investment Affiliates, Materials of Environmental Concern have not been released, transported or disposed of, or otherwise migrated, from the Real Estate in violation of, or in a manner or to a location which could give rise to liability under any applicable Environmental Laws, nor during the ownership of the Real Estate by any or all of Borrower, its Subsidiaries and Investment Affiliates have any Materials of Environmental Concern been generated, treated, stored, abandoned or disposed of at, on or under any of such the Real Estate in violation of, or in a manner that could give rise to liability under any applicable Environmental Laws. To the best knowledge of Borrower after due inquiry, no such release, transport, disposal, migration, generation, treatment, abandonment or storage from, at, on or under any of the Real Estate occurred prior to ownership thereof by Borrower, its Subsidiaries and Investment Affiliates.

                           (v) No judicial proceedings or governmental or
                  administrative action is pending, or, to the best knowledge of Borrower after due inquiry, threatened, under any Environmental Law to which Borrower, any of its Subsidiaries or any Investment Affiliate is named as a party with respect to any of the Real Estate, nor are there any consent or other decrees, orders, or other administrative or judicial decisions or requirements outstanding under any Environmental Law with respect to such Real Estate.

         6.20 Insurance. Borrower has obtained the insurance which Borrower is required to furnish to Lenders under Section 5.1(j) hereof.

         6.21 No Brokers. None of the Borrower or its Subsidiaries or Affiliates has dealt with any brokers, finders or other intermediaries in connection with this Facility, and no fees, commissions or other compensation are payable by or to any such Person in connection with this Agreement or the Advances. Lenders shall not be responsible for the payment of any fees or commissions to any brokers, finders or other intermediaries and Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including attorneys' fees and disbursements) made against or incurred by Lenders as a result of claims made or actions instituted by any brokers, finders or other intermediaries claiming by, through or under any of the Borrower or its Subsidiaries or Affiliates in connection with the Facility.

         6.22 No Violation of Usury Laws. No aspect of any of the transactions contemplated herein or in any of the other Loan Documents violates or will violate any applicable usury laws or laws regarding the validity of agreements to pay interest.

         6.23 Not a Foreign Person. None of the Credit Parties is a "foreign person" within the meaning of Section 1445 or Section 7701 of the Code.

         6.24 No Trade Name. Except for the name "LNR Property Corporation" and except as otherwise set forth on Schedule 6.24 attached hereto, none of the Borrower or its Subsidiaries uses any trade name and has not and does not do business under any name other than their actual names set forth herein.

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

         6.25 Subsidiaries. Schedule 6.25 hereto (as updated from time to time in accordance with this Agreement) contains an accurate list of all of the Subsidiaries of each of the Credit Parties, which Subsidiaries are not themselves Credit Parties, and of all of the Investment Affiliates of each of the Credit Parties, setting forth their respective jurisdictions of formation, the percentage of their respective Capital Stock owned by each Credit Party and the Real Estate owned by them. All of the issued and outstanding shares of Capital Stock of all of the direct and indirect Subsidiaries and Investment Affiliates of LNR have been duly authorized and issued and are fully paid and non-assessable. All of such Capital Stock owned directly or indirectly by Borrower is free and clear of Liens, except as otherwise specifically noted on
Schedule 6.25 (as updated from time to time).

         6.26 Properties. Schedule 6.26 hereto (as updated from time to time in accordance with the terms of this Agreement) contains a complete and accurate description, as of the Agreement Execution Date and the date of each update of
Schedule 6.26 submitted by Borrower from time to time in accordance with the terms of this Agreement, of each Project and Property, including the name of the entity that owns each such Project or Property, and whether such Project or Property is a Development Property, a Stabilized Project, a Completed Project and/or an Unencumbered Asset. With respect to each Project and Property identified from time to time by Borrower for inclusion in the Borrowing Base, Borrower hereby represents and warrants as follows, except to the extent otherwise disclosed in writing to the Lenders and approved in writing by the Required Lenders:

                  (a) No portion of any improvement on any such Project or Property is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 5.1(j) hereof.

                  (b) To the Borrower's knowledge, each such Project and Property and the development, use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws, and other laws regulating the development, use and occupancy of real property ("Applicable Laws").

                  (c) Each such Project and Property is or, in the case of raw land, can (at reasonable cost) be served by all utilities required for the current and contemplated uses thereof.

                  (d) All public roads and streets necessary for service of and access to each such Property and Project for the current or contemplated use thereof have been or, in the case of raw land, will be completed, are or, in the case of raw land, will be serviceable and all-weather and are or, in the case of raw land, will be physically and legally open for use by the public.

                  (e) Each such Property and Project is or, in the case of raw land, will be served by public water and sewer systems.

                  (f) Each such Property and Project is free of any patent or, to the best knowledge of Borrower and its Subsidiaries, latent structural or other material defect or deficiency. Each such Property and Project is free of damage and waste that would materially and adversely affect its value, is in good repair and there is no deferred maintenance other than ordinary wear and tear. Each such Property or Project is free from damage caused by fire or other casualty. There is no pending or, to the best knowledge of Borrower after due inquiry, threatened condemnation proceedings affecting any such Project or Property, or any material part thereof.

                  (g) All liquid and solid waste disposal, septic and sewer systems located on each such Property and Project are in a good and safe condition and repair and are in compliance with all Applicable Laws with respect to such systems.

                  (h) All improvements on each such Property and Project lie within the boundaries and building restrictions of the legal description of record of such Property or Project, no such improvements encroach upon any adjoining property, and no improvements on adjoining properties encroach upon such Property or Project or easements benefiting such Property or Project. All amenities, access routes or other items that benefit such Property or Project are under direct control of Borrower or one of its Subsidiaries, constitute permanent easements that benefit all or part of such Property or Project or are public property, and such Property or Project, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

                  (i) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting any such Project or Property, except to the extent such items are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

                  (j) With respect to each Development Property, each required performance bond, surety or other security has been issued to and in favor of and unconditionally accepted by each relevant governmental authority, all plans, specifications and drawings for improvements have been approved by all relevant governmental authorities, and all necessary easements, licenses, permits and other authorizations have been granted for the development thereof (including, without limitation, demolition, grading and construction permits).

         6.27 Relationship of the Borrower. The Borrower and its Subsidiaries are engaged as an integrated group in the business of owning, developing and selling real estate, of providing the required services, credit and other facilities for those integrated operations and of making other types of investments permitted herein. The Credit Parties require financing on such a basis that funds can be made available from time to time to such entities, to the extent required for the continued successful operation of their integrated operations. The Advances to be made to the Borrower and the Facility Letters of Credit to be issued for the account of the Borrower under this Agreement are for the purpose of financing the integrated operations of the Credit Parties, and each of the Credit Parties expects to derive benefit, directly or indirectly, from the Advances and Facility Letters of Credit, both individually and as a member of the integrated group, since the financial success of the operations of each Borrower and Guarantor is dependent upon the continued successful performance of the integrated group as a whole.

         6.28 No Side Deals. None of the Borrower or its Subsidiaries or Affiliates have entered into any written or oral agreements, arrangements or understandings with any Lender or any Affiliate of any Lender relating to the Facility or the Loan Documents, except as otherwise disclosed in this Agreement.

         6.29 Stock Pledge. The Capital Stock of each wholly-owned direct or indirect Subsidiary of Borrower that is not itself a Borrower or a Guarantor has been pledged to the Lenders pursuant to the Pledge Agreement.

                                   ARTICLE VII

                               FINANCIAL COVENANTS

         The Borrower covenants and agrees that, so long as the Commitments shall remain in effect and until full and final payment of all Obligations, without the prior written consent of the Required Lenders, it shall not, and shall cause the other Credit Parties not to:

         7.1 Borrowing Base Limit. At any time, permit the aggregate amount of the Obligations to exceed an amount equal to the Borrowing Base, less outstanding Consolidated Senior Unsecured Debt other than the Facility.

         7.2 Maximum Leverage Ratios.

                  (a) Total Leverage Ratio. At any time, permit the Leverage Ratio to exceed 2.75:1.

                  (b) Senior Leverage Ratio. At any time, permit the Senior Leverage Ratio to exceed 2.25:1.

         7.3 Minimum Consolidated Tangible Net Worth. At any time, permit Consolidated Tangible Net Worth to be less than the sum of (i) $558,000,000, plus (ii) an amount equal to 75 percent of the aggregate proceeds received by Borrower in connection with any offering or issuance of Capital Stock of the Borrower after the Agreement Execution Date, plus (iii) 80 percent of the consolidated retained earnings of the Borrower accrued after the Agreement Execution Date (which accrued consolidated retained earnings shall be computed on a cumulative basis without deduction for any losses).

         7.4 Interest Coverage. Permit the ratio of Adjusted EBITDA to Interest Expense to be less than 2.0:1 at any time prior to November 30, 2001, or, thereafter, at any time permit the ratio of Adjusted EBITDA to Interest Expense to be less than 1.75:1.

         7.5 Fixed Charge Coverage. Permit the ratio of Adjusted EBITDA to Fixed Charges to be less than 1.75:1 at any time prior to November 30, 2001, or, thereafter, at any time permit the ratio of Adjusted EBITDA to Fixed Charges to be less than 1.60:1.

         7.6 Other Unsecured Senior Debt. At any time, permit Consolidated Senior Unsecured Debt other than the Facility that does not satisfy each of the following requirements: (i) the terms and condition of such other Consolidated Senior Unsecured Debt shall, in the judgment of the Required Lenders, be no more favorable to the lender(s) thereof than the terms and conditions of the Facility, and (ii) such lender(s), the Borrower and the Lenders have entered into an intercreditor agreement(s) satisfactory to the Required Lenders.

         7.7 Subordinated Debt. Incur or issue any Subordinated Debt, except on terms and conditions with respect to subordination satisfactory to the Required Lenders, or, without the prior written consent of the Required Lenders, prepay or repurchase any Subordinated Debt, other than from the proceeds of any public offering of equity interests in Borrower after the Agreement Execution Date.

Compliance with the financial covenants set forth in Sections 7.4 and 7.5 shall be measured and certified following the end of each fiscal quarter with respect to the one year period consisting of such fiscal quarter and the three immediately preceding fiscal quarters, in accordance with Section 8.2 hereof. Compliance with the other financial covenants set forth in Article VII shall be measured and certified following the end of each fiscal quarter as of the end of such fiscal quarter in accordance with Section 8.2 hereof. The measurement and certification of compliance with any given financial covenant as of a particular date or for a particular period as aforesaid shall not be deemed to permit non-compliance with such covenant as of any other date or period on or during which the Borrower is required to comply therewith pursuant to the terms hereof.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

         The Borrower covenant and agree that so long as the Commitment of any Lender shall remain available and until the full and final payment of all Obligations incurred under the Loan Documents they will:

         8.1 Notices. Promptly give written notice to Agent of:

                  (a) all litigation or arbitration proceedings affecting the Borrower or any of the other Credit Parties, where the amount claimed is $2,500,000 or more;

                  (b) any Default or Event of Default, specifying the nature and the period of existence thereof and what action has been taken or been proposed to be taken with respect thereto;

                  (c) all claims filed against any of the Real Estate which, if adversely determined, could have a Material Adverse Effect;

                  (d) the occurrence of any other event which might have a Material Adverse Effect;

                  (e) any Reportable Event or any "prohibited transaction" (as such term is defined in Section 4975 of the Code) in connection with any Plan or any trust created thereunder, which may, singly or in the aggregate materially impair the ability of any of the Credit Parties to repay any of its obligations under the Loan Documents, describing the nature of each such event and the action, if any, such Credit Party proposes to take with respect thereto;

                  (f) any notice from any federal, state, local or foreign authority regarding any Hazardous Material, asbestos, or other environmental condition, proceeding, order, claim or violation affecting any of the Real Estate of any Borrower, Subsidiary or Special Investment Affiliate.

         8.2 Financial Statements, Reports. Etc. The Borrower shall maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Lenders:

                           (i) As soon as available, but in any event not later
                  than 60 days after the close of each of the first three fiscal quarters, for the Borrower and its Subsidiaries, an unaudited consolidated balance sheet as of the close of each such period and the related unaudited consolidated statements of income and stockholders equity for such period and for the year to date and cash flows for the year to date of the Borrower and its Subsidiaries, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with GAAP and all certified as being complete and accurate, subject to normal year end adjustments, by a Qualified Officer of the Borrower, accompanied by a reasonably detailed discussion by such Qualified Officer of material variances from the most recent projections delivered pursuant to Section 8.2(v) hereof;

                           (ii) Not later than 120 days after the end of each
                  fiscal year and, unless otherwise indicated below, not later than 60 days after the close of each of the first three fiscal quarters, for the Borrower and its Subsidiaries, related reports in the form attached hereto as Exhibit K, and in substance and detail satisfactory to the Lenders, all certified by a Qualified Officer of Borrower, including: (a) an update of Schedules 6.1 to this Agreement and, on an annual basis only, within 120 days after the end of each fiscal year, updates to Schedules 6.25 and 6.26 to this

                  Agreement; (b) a calculation of the Borrowing Base; (c) a separate report regarding each category of assets included in such calculation pursuant to one of the numbered subsections of the definition of "Borrowing Base" (which reports shall identify the assets in each such category, identify any Liens on each such asset, show the valuation of each such asset used in such calculation in accordance with such definition and, for any valuation based, in whole or in part, on projections, show a comparison of projections to actual results for the period covered by said report; and which reports relating to Real Estate shall set forth summary information for all Real Estate owned by any Borrower or Subsidiary, including, without limitation, occupancy rates, square footage, property type, date acquired or built, Gross Revenues, Net Operating Income, operating expenses, capital expenditures and the status of development, which information, as to Real Estate not included in the Borrowing Base, need not be furnished on a quarterly basis, but on an annual basis only, within 120 days after the end of each fiscal year); (d) a report listing and describing all newly formed or acquired Subsidiaries and all Real Estate newly acquired by any Borrower or Subsidiary, including the cost of such newly acquired Real Estate and secured or unsecured Indebtedness assumed in connection with the acquisition thereof, if any; (e) a report of all Liens on the Real Estate which, due to their perceived significance, have been specifically brought to the attention of any Qualified Officer, other than the Permitted Liens; (f) a report regarding payment arrearages and other defaults by third Persons under any leases, licenses and other agreements with any Credit Party, or affecting the Real Estate of any Credit Party, that, due to their perceived significance, have come to the attention of any Qualified Officer; and (g) such other information as may be requested (including, without limitation, operating statements) to evaluate the quarterly compliance certificate delivered as provided below;

                           (iii) As soon as available but in no event later than
                  the third business day after the date such reports are to be filed with the Securities Exchange Commission, copies of any Forms 10K, 10Q, 8K, and any other annual, quarterly, monthly or other reports, copies of all registration statements and any other public information which the Borrower or any of its Subsidiaries files with the Securities Exchange Commission or any other governmental authority;

                           (iv) As soon as available, but in any event not later
                  than 120 days after the close of each fiscal year of the Borrower and its Subsidiaries, (a) (i) a consolidated and, if available, consolidating balance sheet of Borrower and its Subsidiaries as of the end of that fiscal year and related consolidated and, if available, consolidating statements of income, cash flows and stockholders' equity for that fiscal year, (ii) a separate balance sheet of the Mortgage Subsidiary as of the end of that fiscal year and related statements of income, retained earnings, cash flows and stockholders' equity for that fiscal year, in each case with accompanying notes and schedules, prepared in accordance with GAAP and audited by a firm of independent certified public accountants of recognized standing selected by Borrower and acceptable to the Agent, which accountants shall have issued an unqualified audit report thereon, and (b) a letter signed by said accountants to the effect that, during the course of their examination, nothing came to their attention which caused them to believe that any Default or Event of Default has occurred, or if they believe that any Default or Event of Default occurred, specifying the facts with respect thereto;

                           (v) Within 90 days after the beginning of each fiscal
                  year of Borrower, projections in reasonable detail and in form and substance satisfactory to the Agent, on a quarterly basis, of (a) the assets, liabilities, cash flow and earnings of the Borrower and its Subsidiaries for that fiscal year and the following fiscal year, and (b) compliance by Borrower with the financial covenants set forth in Article VII hereof for that fiscal year and the following fiscal year;

                           (vi) As soon as available, but in any event not later
                  than three business days after receipt thereof by any Borrower or Subsidiary, all quarterly financial statements, operating reports and other financial and operating information regarding Investment Affiliates in which the Borrower or any of its Subsidiaries has made a net Investment of $10,000,000 or more and/or Real Estate owned by any such Investment Affiliate;

                           (vii) As soon as available, but in any event not
                  later than 120 days after the close of each fiscal year of each Investment Affiliate a balance sheet of such Investment Affiliate as of the end of that fiscal year and related statements of income, cash flow and stockholders' equity for that fiscal year, with accompanying notes and schedules, prepared in accordance with GAAP and audited by a firm of independent certified public accountants, which accountants have issued an unqualified report thereon, provided, however, that Borrower may furnish unaudited financial statements for any Investment Affiliate if the organizational and governing agreements and instruments thereof (such as, without limitation, partnership, joint venture, shareholder and operating agreements) do not require annual audited financial statements and no audited financial statements are in fact prepared for such Investment Affiliate;

                           (viii) Not later than sixty (60) days after the end
                  of each of the first three fiscal quarters, and not later than one-hundred and twenty (120) days after the end of the fiscal year, a compliance certificate in substantially the form of Exhibit H hereto signed by a Qualified Officer of the Borrower confirming that Borrower is in compliance with all of the covenants of the Loan Documents, showing the calculations and computations necessary to determine compliance with the financial covenants contained in this Agreement (including such schedules and backup information as may be necessary to demonstrate such compliance) and stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;

                           (ix) (a) As soon as possible and in any event within
                  10 Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by a Qualified Officer of the Borrower, describing said Reportable Event and within 20 days after such Reportable Event, a statement signed by such officer describing the action which Borrower proposes to take with respect thereto; and (b) within 10 Business Days of receipt, any notice from the Internal Revenue Service, PBGC or Department of Labor with respect to a Plan regarding any excise tax, proposed termination of a Plan, prohibited transaction or fiduciary violation under ERISA or the Code which could result in any liability to Borrower or any member of the Controlled Group in excess of $100,000; and (c) within 10 Business Days of filing, any Form 5500 filed by Borrower with respect to a Plan or any member of the Controlled Group which includes a qualified accountant's opinion.

                           (x) As soon as possible and in any event within 10
                  days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries or Special Investment Affiliates is or may be liable to any Person as a result of the release by such entity, or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries or Special Investment Affiliates, which, in either case, could be reasonably likely to have a Material Adverse Effect;

                           (xi) Promptly upon the furnishing thereof to the
                  shareholders of the Borrower, copies of all financial statements, reports, notices and proxy statements so furnished;

                           (xii) Promptly upon the distribution thereof to the
                  press or the public, copies of all press release relating to material events;

                           (xiii) As soon as possible, and in any event within
                  10 days after the Borrower knows of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any material portion of any of the Real Estate, a statement signed by a Qualified Officer of Borrower, describing such fire, casualty or condemnation and the action Borrower intends to take with respect thereto; and

                           (xiv) Such supplements to the foregoing documents and
                  such other information and reports (including, without limitation, non-financial information) as the Agent or any Lender may from time to time request.

         8.3 Existence and Conduct of Operations. Except as otherwise expressly permitted herein, the Borrower shall, and shall cause its Subsidiaries to: (i) maintain and preserve its existence and all rights, privileges, authorizations and franchises now enjoyed and necessary for

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the operation of its business, including remaining in good standing in each jurisdiction in which business is currently operated; (ii) carry on and conduct their respective businesses in substantially the same manner and in substantially the same fields of enterprise as presently conducted; (iii) do all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a corporation, general partnership, limited liability company or limited partnership, as the case may be, in its jurisdiction of incorporation/formation; and (iv) maintain all requisite authority to conduct its business in each jurisdiction in which any of the Real Estate is located and, except where the failure to be so qualified would not have a Material Adverse Effect, in each jurisdiction required to carry on and conduct its businesses in substantially the same manner as it is presently conducted.

         8.4 Maintenance of Properties. The Borrower shall, and shall cause its Subsidiaries to, maintain, preserve, protect and keep the Real Estate in good and safe repair, working order and condition, and make all necessary and proper repairs, renewals and replacements.

         8.5 Insurance. The Borrower shall, and shall cause its Subsidiaries to, provide a certificate of insurance from all insurance carriers which have issued policies with respect to any of their Real Estate within thirty (30) days after the end of each fiscal year, evidencing that the insurance required to be furnished to Lenders pursuant to Section 5.1(j) hereof is in full force and effect. The Agent (for the benefit of the Lenders) shall be named as a loss payee on each such policy of casualty insurance and as an additional insured on each such policy of liability insurance, and all such polices of insurance shall contain provisions to the effect that they may not be canceled or materially changed without at least 30 days prior notice to the Agent. Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under this Agreement from time to time. The Borrower shall, and shall cause its Subsidiaries to, promptly notify the insurance carrier or agent therefor (with a copy of such notification being provided simultaneously to Agent) if there is any occurrence which, under the terms of any insurance policy then in effect with respect to any of their Real Estate, requires such notification.

         8.6 Payment of Obligations. The Borrower shall, and shall cause its Subsidiaries to, pay all taxes, assessments, governmental charges and other obligations when due, except such as may be contested in good faith by appropriate proceedings, and for which adequate reserves have been provided in accordance with sound accounting principles.

         8.7 Compliance with Laws. The Borrower shall, and shall cause its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower, any of its Subsidiaries or any of their respective businesses or assets.

         8.8 Adequate Books. The Borrower shall, and shall cause its Subsidiaries to, maintain adequate books, accounts and records in order to provide financial statements in accordance with GAAP and, if requested by any Lender, permit employees or representatives of such Lender at any reasonable time and upon reasonable notice (i) to inspect and audit the assets of the Borrower and its Subsidiaries, or any of them, (ii) to examine or audit the inventory,

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books, accounts and records of each of them and make copies and memoranda thereof and (iii) to consult with appropriate personnel of each of them regarding the foregoing.

         8.9 ERISA. The Borrower shall, and shall cause its Subsidiaries to, comply in all material respects with all requirements of ERISA applicable with respect to each Plan.

         8.10 Maintenance of Status. LNR shall continue to be a corporation listed and in good standing on the New York Stock Exchange.

         8.11 Use of Proceeds. The Borrower shall use the proceeds of the Facility solely for the general business purposes of the Borrower, including, without limitation, repayment of existing indebtedness, acquisitions and development of real properties, repurchasing LNR's Common Stock, to the extent permitted herein, purchasing CMBS and working capital needs.

         8.12 Pre-Acquisition Environmental Investigations. The Borrower shall, and shall cause its Subsidiaries to, obtain, prior to the acquisition of each parcel of real property that it intends to acquire, an environmental report of the scope described in Exhibit I attached hereto and made a part hereof.

         8.13 Joinder of New Subsidiaries. The Borrower shall, from time to time, promptly cause each Person that becomes a wholly-owned Subsidiary of Borrower after the Agreement Execution Date to duly execute and deliver to the Agent either: (i) a joinder agreement pursuant to which such Subsidiary agrees to become a Borrower hereunder and under the other Loan Documents, assumes all of the Obligations and agrees that Schedule I hereto and the signature pages to the Notes shall be amended to include such Subsidiary, all in form and content satisfactory to the Agent (a "Subsidiary Joinder"); or (ii) at the Agent's option, a Guaranty of the Obligations. Notwithstanding anything to the contrary contained herein, such duly executed Subsidiary Joinder or Guaranty, together with the related documentation required to be furnished pursuant to Section 5.2(c) hereof, shall be delivered to the Agent no later than 15 days after the end of the fiscal quarter during which such Person became a Subsidiary of Borrower. If any wholly-owned Subsidiary of Borrower is prohibited from becoming a Borrower or a Guarantor hereunder by the terms of any bona fide agreement with an unaffiliated third person entered into by such Subsidiary for legitimate business reasons, and without any intent to avoid becoming a Borrower or a Guarantor hereunder, then, in lieu of such Subsidiary becoming a Borrower or a Guarantor hereunder, Borrower shall pledge all of the stock, partnership interests, membership interests or other equity or beneficial interests, as the case may be, in such Subsidiary (a "Pledge Subsidiary") to Agent, for the benefit of the Lenders, pursuant to a Pledge Agreement in the form of Exhibit C attached hereto, with appropriate modifications satisfactory to the Agent in the case of any Pledge Subsidiary that is a partnership, limited liability company or other non-corporate form of entity (the "Pledge Agreement"). The Pledge Agreement delivered pursuant to the Original Agreement remains in full force and effect, and secures the Obligations, with respect to this Agreement.

          8.14 Interest Rate Protection. The Board of Directors of LNR shall maintain in effect an approved written statement of policy concerning the mitigation of interest rate risks through

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the use of Hedging Agreements, or by other appropriate means, with respect to interest payable on all unsecured Indebtedness of Borrower and its Subsidiaries, in form and content reasonably satisfactory to Agent, and Borrower and its Subsidiaries shall at all times act in a manner consistent with said policy, as the same may be amended from time to time in a manner reasonably acceptable to the Agent.

         8.15 Investment in Mortgage Subsidiary. The aggregate Investment of Borrower and its Subsidiaries in the Mortgage Subsidiary shall not exceed $40,000,000.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as the Commitment shall remain in effect and until full and final payment of all Obligations incurred under the Loan Documents, without the prior written consent of the Required Lenders, it shall not, and shall cause its Subsidiaries not to:

         9.1 Change in Business. Engage in any business activities or operations other than (i) acquisition, development, ownership, management, operation and leasing of commercial and industrial real properties (including, without limitation, multi-family residential, office, retail and warehouse properties) and ancillary businesses specifically related thereto, (ii) real estate lending and (iii) Investments in any type of asset which may be included in the computation of the Borrowing Base pursuant to the definition thereof.

         9.2 Foreign Investments. Permit the aggregate direct or indirect Investments by LNR and its Subsidiaries in real property or other assets located outside the United States to exceed 15 percent of Consolidated Tangible Net Worth.

         9.3 Change of Control. Permit or suffer any Change of Control to occur.

         9.4 Use of Proceeds. Apply or permit to be applied any proceeds of any Advance directly or indirectly, to the funding of any purchase of, or offer for, any shares of capital stock of any publicly held corporation constituting (alone or together with other shares owned by Borrower or its Subsidiaries) a controlling interest in such corporation, or as part of a series of transactions to acquire such a controlling interest, unless the board of directors of such corporation has consented to such purchase or offer and the Lenders have consented to such use of the proceeds of the Facility.

         9.5 Transfers of Assets. Sell or otherwise dispose of any Real Estate (other than Real Estate of any Investment Affiliate) or other asset, or any interest therein, for less than the fair market value thereof.

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         9.6 Liens. Create, incur, or suffer to exist any Lien in, of or on any of the Real Estate (other than Real Estate of any Investment Affiliate) except:

                           (i) Liens for taxes, assessments or governmental
                  charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

                           (ii) Liens which arise by operation of law, such as
                  carriers', warehousemen's, landlords', materialmen and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 30 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                           (iii) Liens arising out of pledges or deposits under
                  worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                           (iv) Utility easements, building restrictions, zoning
                  restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or any of the other Credit Parties;

                           (v) Liens of any Subsidiary in favor of the Borrower
                  (provided that this clause (v) shall no longer permit any such Lien after such Lien or any obligation secured thereby has been transferred, assigned, pledged, hypothecated or otherwise disposed of to any other Person); and

                           (vi) Liens arising in connection with any
                  Indebtedness permitted hereunder (which permitted Indebtedness includes real estate mortgage financing) to the extent such Liens will not result in a violation of any of the provisions of this Agreement. The Liens permitted under this clause (vi) may include Liens that were originally permitted under clause
                  (v) above, but that ceased to be so permitted due to a transfer, assignment, pledge, hypothecation or other disposition thereof or of an obligation secured thereby of the type referred to in the parenthetical of the said clause (v), provided that such Lien satisfies the requirements of this clause (vi) following such transfer, assignment, pledge, hypothecation or other disposition.

Liens permitted pursuant to this Section 9.6 shall be deemed to be "Permitted Liens".

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

         9.7 Regulation U. Use any of the proceeds of the Advances to purchase or carry any Margin Stock.

         9.8 Mergers and Dispositions. Enter into any merger, consolidation, pool, business combination, reorganization or liquidation, or transfer or otherwise dispose of all or a substantial portion of its properties, except for: such transactions that occur between wholly-owned Subsidiaries; transactions where Borrower is the surviving entity and there is no change in business conducted or loss or material diminution of any credit rating by S&P, Moody's or any Third Rating, and no Default or Event of Default under the Loan Documents results from such transaction; or as otherwise approved in advance by the Lenders.

         9.9 Negative Pledge. Agree with any third party not to create, assume or suffer to exist any Lien securing a charge or obligation on any of its real property, whether now owned or hereafter acquired, except that Borrower may agree with any Person holding a Lien permitted hereunder on any particular asset not to further encumber such asset so long as such Lien remains in effect.

          9.10 Distributions. Declare, pay or agree to declare or pay to any Person(s) (other than the Credit Parties) during any fiscal period any dividends or other distributions on or in respect of its Capital Stock (including, without limitation, any pro rata redemption or pro rata repurchase of Capital Stock) in an aggregate amount for all Credit Parties that exceeds the consolidated net income of Borrower and its Subsidiaries for that fiscal period.

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                                    ARTICLE X

                                     DEFAULTS

         The occurrence of any one or more of the following events shall constitute an Event of Default:

         10.1 Nonpayment of Principal. The Borrower fails to pay any principal portion of the Obligations when due, whether on the Maturity Date or otherwise.

         10.2 Certain Covenants. The Borrower or any of its Subsidiaries is not in compliance with any one or more of the provisions of Article VII or Article IX hereof.

         10.3 Nonpayment of Interest and Other Obligations. The Borrower fails to pay any interest or other portion of the Obligations, other than payments of principal, and such failure continues for a period of five (5) days after the date such payment is due.

         10.4 Cross Default. Any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness (which includes liability under Guaranties) of one or more of Borrower or its Subsidiaries, singly or in the aggregate, in excess of Five Million Dollars ($5,000,000), other than (i) Indebtedness arising from the purchase of personal property or the provision of services, the amount of which is being contested by Borrower in good faith by appropriate proceedings or (ii) Indebtedness which is "non-recourse", i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower or any of its Subsidiaries, but is limited to the proceeds of certain real estate, improvements and related personal property.

         10.5 Loan Documents. Any Loan Document is not in full force and effect in accordance with its terms, or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document.

         10.6 Representation or Warranty. At any time or times hereafter any representation or warranty set forth in Article VI of this Agreement or in any other Loan Document or in any statement, report or certificate now or hereafter made by the Borrower or any of its Subsidiaries to the Lenders or the Agent is not true and correct in any material respect.

         10.7 Covenants, Agreements and Other Conditions. The Borrower fails to perform or observe any of the covenants, agreements and conditions contained in this Agreement or any of the other Loan Documents, not specifically referred to in any other Section of this Article X, in accordance with the terms hereof or thereof, and such Default continues unremedied for a period of thirty (30) days after written notice from Agent, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty (30) day period, such Default shall not constitute an Event of Default under this Section 10.7 so long as (i) the Borrower has commenced a cure within such thirty-day period in a manner satisfactory to the Agent, and (ii) thereafter, Borrower is proceeding to cure such default continuously and

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diligently and in a manner satisfactory to the Agent, and (iii) such default is fully cured to the Agent's satisfaction not later than sixty (60) days after the expiration of such thirty (30) day period.

         10.8 [Intentionally Omitted]

         10.9 Material Adverse Financial Change. Any of LNR and its Subsidiaries comprising Borrower, or any of their respective Subsidiaries, has suffered a Material Adverse Financial Change or is Insolvent.

         10.10 Bankruptcy.

                  (a) Any of LNR and its Subsidiaries comprising Borrower, or any of their respective Subsidiaries, shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property or of the property included in the Borrowing Base, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this
Section 10.10(a), (vi) fail to contest in good faith any appointment or proceeding described in Section 10.10(b) or (vii) not pay, or admit in writing its inability to pay, its debts generally as they become due.

                  (b) A receiver, trustee, examiner, liquidator or similar official shall be appointed for any of LNR and its Subsidiaries comprising Borrower, or any of their respective Subsidiaries, or any substantial portion of any of their Properties or other material assets, or a proceeding described in
Section 10.10(a)(iv) shall be instituted against any of LNR and its Subsidiaries comprising Borrower, or any of their respective Subsidiaries, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

         10.11 Legal Proceedings. Any of LNR and its Subsidiaries comprising Borrower, or any of their respective Subsidiaries, is enjoined, restrained or otherwise impaired by any court order or judgment or if a notice of lien, levy or assessment is filed of record with respect to all or any part of their Properties or other material assets by any governmental department, office, agency or authority, which, alone or in the aggregate, could have a Material Adverse Affect, or any proceeding is filed or commenced seeking to enjoin, restrain or otherwise impair any of the said Persons from conducting all or a substantial part of their respective business affairs, and such proceeding is not vacated, stayed, dismissed, set aside, removed or otherwise remedied within ninety (90) days after the occurrence thereof.

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

         10.12 ERISA. Any of LNR and its Subsidiaries comprising Borrower, or any of their respective Subsidiaries, is deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code).

         10.13 Failure to Satisfy Judgments. Any of LNR and its Subsidiaries comprising Borrower, or any of their respective Subsidiaries, shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money in an amount which, when added to all other judgments or orders outstanding against the Borrower or any Subsidiary, would exceed Five Million Dollars ($5,000,000) in the aggregate, which have not been stayed pending appeal, unless the liability is insured against and the insurer has not challenged coverage of such liability.

          10.14 Environmental Remediation. Failure to remediate within the time period required by law or governmental order (or within a reasonable time in light of the nature of the problem if no specific time period is so established), environmental problems in violation of applicable law related to any of the Real Estate (other than Real Estate of an Investment Affiliate that is not a Special Investment Affiliate) where the estimated cost of remediation is in the aggregate in excess of Five Million Dollars ($5,000,000), in each case after all administrative hearings and appeals have been concluded.

                                   ARTICLE XI

                  ACCELERATION, WAIVERS AMENDMENTS AND REMEDIES

         11.1 Acceleration.

                  If any Event of Default described in Section 10.10 hereof occurs, the obligation of the Lenders to make Advances and of the Issuing Bank to issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable. If any other Event of Default described in Article X hereof occurs, such obligation to make Advances and to issue Facility Letters of Credit shall be terminated and, at the election of the Required Lenders, the Obligations may be declared to be due and payable.

                  In addition to the foregoing, following the occurrence of an Event of Default and so long as any Facility Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon demand by the Agent, the Borrower shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower shall have no control over funds in the Letter of Credit Collateral Account, which funds shall be invested by the Agent from time to time in its discretion in certificates of deposit of Bank of America having a maturity not exceeding thirty (30) days. Such funds and any interest thereon shall be promptly applied by the Agent to reimburse the Issuing

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Bank for drafts drawn from time to time under the Facility Letters of Credit.
Such funds, if any, remaining in the Letter of Credit Collateral Account following the payment of all Obligations in full shall, unless the Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Person(s) entitled to the same.

         11.2 Preservation of Rights; Amendments. No delay or omission of the Lenders in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and the making of an Advance notwithstanding the existence of a Default or Event of Default or the inability of the Borrower to satisfy any conditions precedent to such Advance shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment, release or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Agent and the number of Lenders required hereunder and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative, and may be exercised concurrently or successively, and all shall be available to the Lenders until the Obligations have been paid in full.

                                   ARTICLE XII

                            THE ADMINISTRATIVE AGENT

         12.1 Appointment. Bank of America is hereby irrevocably appointed as administrative agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this
Article XII. The Agent shall not have any duties or responsibilities except those expressly set forth herein and shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement. U.S. Bank, National Association, Fleet National Bank and Guaranty Federal Bank, F.S.B., are hereby irrevocably appointed as the Syndication Agent, the Documentation Agent and the Managing Agent, respectively. The Syndication Agent, the Documentation Agent and the Managing Agent have no duties or responsibilities to the Lenders in that capacity, in connection with the administration of the Facility or otherwise. Banc of America Securities LLC is hereby acknowledged to be the Sole Lead Arranger and Sole Book Manager for the Facility, but shall have no liabilities or obligations under this Agreement, in that capacity or otherwise.

         12.2 Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties, obligations or liabilities to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent. Only Agent may perform the duties reserved to it under the Loan Documents and no Lender shall act or purport to act on behalf of the other Lenders or Agent on any such matters. Without limiting the generality of the foregoing:

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                  (a) Agent shall have the exclusive right to collect from
Borrower and any Guarantor, or third parties, on account of the Facility, including, principal, interest, fees, protective advances and prepayment premiums (if any), whether such sums are received directly from Borrower, any Guarantor, or any other Persons, or obtained by right of offset by Agent of any kind, or by enforcement of the Loan Documents. Agent will receive and hold all collections with respect to the Obligations for the benefit of the Lenders in accordance with their Percentages or as otherwise provided herein.

                  (b) If any Lender shall receive any payments or property in connection with the Facility (whether or not voluntary), except from Agent, that Lender shall transfer to Agent all such funds or property within one Business Day of receipt.

                  (c) So long as the Agent and the Required Lenders act reasonably and in good faith in determining how to respond to and responding to any Event of Default hereunder following the maturity of the Facility or any acceleration of the Obligations, no Lender shall independently initiate any judicial action or other proceeding against Borrower or any Guarantor with respect to the Facility, either before or after any such maturity or acceleration, the right to initiate any such proceeding on behalf of the Lenders being expressly reserved to the Agent.

         12.3 General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

         12.4 No Responsibility for Loans, Recitals, etc.. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith.

         12.5 Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or such greater number of Lenders as may be specifically required herein in connection with any particular matter), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first receive such advice or concurrence, if it so requests, of the Required Lenders (or such greater number of Lenders as may be specifically required herein in connection with any particular matter), and shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

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

         12.6 Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to engage and rely upon advice of legal counsel (including the Borrower's counsel), independent accountants and other professionals and experts selected by the Agent concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

         12.7 Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, writing, notice, consent, certificate, facsimile, affidavit, letter, telegram, statement, paper, document or other communication believed by it to be genuine and correct and to have been signed, sent or otherwise communicated by the proper person or persons.

         12.8 Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify upon demand the Agent ratably in accordance with their respective Percentages (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses (including, attorneys' fees) incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration, modification and enforcement of the Loan Documents, if not paid by Borrower, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. Each Lender shall indemnify the Agent and the other Lenders with respect to claims, liabilities, damages, costs, losses and expenses (including, without limitation, attorneys' fees) arising from or relating to the failure of such indemnifying Lender to satisfy its obligations under this Agreement and the other Loan Documents.

         12.9 Rights as a Lender. With respect to the Commitment, Advances made by it, the Note issued to it and otherwise, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its capacity as a Lender. The Agent, in its capacity as a Lender, and each of the other Lenders, may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Lenders acknowledge that Agent, each of the other Lenders and each of their respective Affiliates now or in the future may have banking or other financial relationships, including being an agent on other loans, with Borrower and its Affiliates, as though Bank of America were not Agent hereunder or as though such other Lender were not a Lender hereunder, as the case may be, and without notice

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to or consent of the Lenders. Each Lender hereby expressly waives any objection to such actual or potential conflict of interest. The Lenders acknowledge that in the course of such activities, Bank of America, each of the other Lenders and each of their respective Affiliates may receive information regarding Borrower or its Affiliates and acknowledge that neither the Agent, such other Lender nor such Affiliate shall be under any obligation to provide such information to them, whether or not confidential.

         12.10 Commitment as a Lender. Bank of America agrees to maintain at all times a Stated Commitment of at least ten percent (10%) of all of the Stated Commitments so long as Bank of America remains as Agent; provided, that the foregoing agreement of Bank of America shall not apply at any time following a Monetary Default or Event of Default (irrespective of whether such Monetary Default or Event of Default subsequently is waived). If Bank of America's initial Stated Commitment is greater than $75,000,000, Bank of America shall have the right to reduce its Stated Commitment to $75,000,000 by giving written notice of such reduction to the Borrower and the Lenders within one hundred and eighty (180) days after the date hereof, which reduction shall occur automatically, and without further documentation among the parties hereto, upon the giving of timely notice as aforesaid.

         12.11 Lender Credit Decision. Each Lender acknowledges that neither the Agent nor any of its agents has made any representation or warranty to such Lender and that no action or statement hereafter made or taken by the Agent or any of its agents shall be deemed to be representation or warranty by the Agent to such Lenders. Each Lender further acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents.

         12.12 Successor Agent. Each Lender agrees that Bank of America shall serve as Agent at all times during the term of this Facility, except that Bank of America may resign as Agent at any time, in its sole discretion, upon thirty
(30) days' prior written notice to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent (including the right to receive any fees for performing such duties which accrue thereafter), and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XII shall continue in effect for its

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benefit and that of the other Lenders in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

         12.13 Notice of Defaults. If a Lender becomes aware of a Default or Event of Default, such Lender shall notify the Agent of such fact. Upon receipt of such notice that a Default or Event of Default has occurred, the Agent shall notify each of the Lenders, including, without limitation, the Swingline Lender, of such fact. Except for defaults in the payment of principal, interest and fees payable to Agent for the account of the Lenders and such other Obligations for which Agent is expressly responsible for determining Borrower's compliance, Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless Agent shall have received written notice from a Lender or Borrower referring to the Loan, describing such Default or Event of Default and stating that such notice is a "notice of default". Agent will notify the Lenders of its receipt of any such notice. Agent shall take action with respect to such Default or Event of Default in accordance with the provisions of this Agreement and the Loan Documents.

         12.14 Requests for Approval. If the Agent requests in writing the consent or approval of a Lender, whether or not such consent or approval is required hereunder (and no such requirement shall be inferred from any such request), such Lender shall respond and either approve or disapprove definitively in writing to the Agent within ten (10) Business Days (or sooner if such notice specifies a shorter period based on Agent's good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Agent. If any Lender does not so respond, that Lender shall be deemed to have approved the request.

         12.15 Copies of Documents. Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent to or received by the Agent pursuant to Section 15.1 of this Agreement. Within fifteen
(15) Business Days after a request by a Lender to the Agent for other documents furnished to the Agent by the Borrower, the Agent shall provide copies of such documents to such Lender except where this Agreement obligates Agent to provide copies in a shorter period of time.

         12.16 Defaulting Lenders. At such time as a Lender becomes a Defaulting Lender, such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders, such Defaulting Lender or all Lenders shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender. If a Defaulting Lender has failed to fund its Percentage of any Advance and until such time as such Defaulting Lender subsequently funds its Percentage of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its Percentage (such principal, interest and fees being referred to as "Senior Loans" for the purposes of this section). All amounts paid by the Borrower and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Agent to the other Lenders in accordance with their respective Percentages

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

(recalculated for the purposes hereof to exclude the Defaulting Lender) until all Senior Loans have been paid in full. At that point, the "Defaulting Lender" shall no longer be deemed a Defaulting Lender. After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrower to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 12.16. This provision governs only the relationship among the Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this Section
12.16 shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of the Borrower as to its desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters as provided above.

         12.17 Withholding Tax. All taxes due and payable on any payments to be made to a Lender under this Agreement shall be such Lender's sole responsibility, except to the extent such taxes are actually reimbursed by Borrower under the Loan Documents. All payments to be made to each Lender under this Agreement shall be made after deduction for any taxes, charges, levies or withholdings which are imposed by the country of incorporation of Borrower, the United States of America or any other applicable taxing authority. Each Lender agrees to provide to Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service (and any applicable state authority) in order to certify such Lender's exemption from or reduction of United States (or applicable state) withholding taxes with respect to payments to be made to such Lender under this Agreement or the Loan Documents. Each Lender agrees to promptly notify Agent of any change which would modify or render invalid any claimed exemption or reduction, or of any sale, assignment, participation, or other transfer by such Lender of all or part of its interest in the Facility. If any governmental authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender, such Lender shall indemnify Agent fully for all amounts paid by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amount payable to Agent under this section, together with all costs and expenses (including legal expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

         12.18 Borrower's Default; Enforcement. Upon the occurrence of an Event of Default under any Loan Document, the Required Lenders shall have the right, upon written notice to Agent, to require that Agent exercise the rights of the Lenders as directed by the Required Lenders; provided, however, that the Lenders shall indemnify, exonerate and hold Agent harmless from and against any and all claims, losses, liabilities, damages and costs (including reasonable legal fees) incurred by Agent as a result of any such exercise of rights at the direction of the Lenders.

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

         12.19 [Intentionally Omitted]

         12.20 Bankruptcy of Borrower. In the event of a bankruptcy by Borrower, the Lenders shall act through Agent to petition the court, make any motion for relief from the automatic stay, participate in any appropriate creditors' committee, vote on a plan of reorganization or pursue other remedies or actions in accordance with the approval of the Required Lenders.

         12.21 Relationship of Parties. This Agreement is not intended to establish a partnership or joint venture between Agent and the Lenders. The provisions of the Loan Documents regarding the relationships among Agent and the Lenders and this Article XII is intended solely to facilitate co-lending relationships among the Lenders for the Facility. No security or investment contract under any federal or state law is intended to be created among the Lenders or between Agent and the Lenders. The execution of this Agreement, the performance of the terms thereof, and the Lenders' purchase of and ownership interest in the Facility and the Loan Documents shall not constitute any Lender as owner, purchaser or seller of any security (as that term is defined in the Securities Act of 1933 or the Securities Exchange Act of 1934) issued, owned, purchased or sold by Bank of America or any of its Subsidiaries or Affiliates, either as principal or as agent for Borrower. Each Lender is purchasing and acquiring legal and equitable ownership of its Percentage and is not making a loan to Bank of America, and no debtor-creditor relationship exists between them as a result of this Agreement.

         12.22 [Intentionally Omitted]

                                  ARTICLE XIII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         13.1 Successors and Assigns.

                  The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the consent of all the Lenders and any assignment by any Lender must be made in compliance with Section 13.3. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with
Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         13.2 Participations.

                  13.2.1 Permitted Participants: Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Advance owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other

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

         interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and Borrower and the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  13.2.2 Voting Rights. Each Lender shall retain the sole right to vote its Percentage of the Aggregate Commitment, without the consent of any Participant, for the approval or disapproval of any amendment, modification or waiver of any provision of the Loan Documents, provided that such Lender may grant such Participant the right to approve any amendment, modification or waiver which forgives principal, interest or fees or reduces the interest rate or fees payable hereunder, postpones any date fixed for any regularly-scheduled payment of principal of or interest on the Obligations, releases Collateral beyond any releases expressly provided for herein or extends the Maturity Date.

         13.3 Assignments.

                  13.3.1 Permitted Assignments. Any Lender may, with the prior written consent of Agent and Borrower (which consents shall not be unreasonably withheld or delayed), in accordance with applicable law, at any time assign to one or more banks or other entities (collectively, "Purchasers") all or any part of its rights and obligations under the Loan Documents; provided, however, that following any such partial assignment, the assigning Lender's Stated Commitment shall not be less than $5,000,000; and provided further that no consent of Borrower shall be required if a Monetary Default, other material Default or Event of Default has occurred and is continuing, and no consent of Agent or Borrower shall ever be required for (i) any assignment to a Person now or hereafter directly or indirectly controlling, controlled by or under direct or indirect common control with the assigning Lender or (ii) the pledge or assignment by a Lender of such Lender's Note and other rights under the Loan Documents to any Federal Reserve Bank in accordance with applicable law. Such assignments and assumptions shall be substantially in the form of Exhibit J hereto. The Borrower shall execute any and all documents which are customarily required by such Lender (including, without limitation, a replacement promissory note or notes in the forms provided hereunder) in connection with any such assignment, but Borrower shall not be obligated to pay any fees and expenses incurred by any Lender in connection with any assignment pursuant to this Section. Any Lender selling all or any part of its rights and obligation hereunder in a transaction requiring the consent of the Agent shall pay to the Agent a fee of $3,500 per assignee to reimburse Agent for its involvement in such assignment.

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

                  13.3.2 Effect: Effective Date of Assignment. Upon delivery to the Agent of a notice of assignment executed by the assigning Lender and the Purchaser, such assignment shall become effective on the effective date specified in such notice of assignment. The notice of assignment shall contain an undertaking by the Purchaser to be bound as a Lender by this Agreement and the other Loan Documents with the same force and effect as if it were an original signatory hereto, and a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and the Loan under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA, all in form and content satisfactory to the Agent. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Commitment and Advances assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3.2, the transferor Lender, the Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         13.4 Dissemination of Information. Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of Borrower and its Subsidiaries. Each Transferee shall agree to keep confidential any such information which is not publicly available.

         13.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with all applicable provisions of the Code with respect to withholding and other tax matters.

                                   ARTICLE XIV

                               GENERAL PROVISIONS

         14.1 Survival of Representations. All representations and warranties contained in this Agreement shall survive delivery of the Notes and the making of the Advances herein contemplated.

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

         14.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         14.3 Taxes. Any recording and other taxes (excluding franchise, income or similar taxes) or other similar assessments or charges payable or ruled payable by any governmental authority incurred in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Borrower, together with interest and penalties, if any.

         14.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         14.5 No Third Party Beneficiaries. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         14.6 Expenses: Indemnification. Subject to the provisions of this Agreement, Borrower will pay (a) all out-of-pocket costs and expenses incurred by the Agent (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel, which counsel may be employees of Agent) in connection with the syndication of the Facility and the preparation, execution and delivery of this Agreement, the Notes, the Loan Documents and any other agreements or documents referred to herein or therein and any amendments thereto, (b) all out-of-pocket costs and expenses incurred by the Agent and each of the Lenders (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel to the Agent and the Lenders, which counsel may be employees of Agent or the Lenders) in connection with the enforcement and protection of the rights of the Lenders under this Agreement, the Notes, the Loan Documents or any other agreement or document referred to herein or therein, and (c) all reasonable and customary costs and expenses of periodic audits by the Agent's personnel of the Borrower's books and records provided that prior to an Event of Default, Borrower shall not be required to pay for more than one such audit during any year and the cost thereof to Borrower shall not exceed $6,000. The Borrower further agrees to indemnify the Lenders, their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all attorneys' fees and expenses of litigation or preparation therefor, whether or not the Lenders are a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Advance hereunder, including, without limitation, any such losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, attorneys' fees) arising out of or relating to any violation of any Environmental Laws with respect to any Borrower or Real Estate, or any Materials of Environmental Concern with respect to any Borrower or Real Estate, except that the foregoing indemnity shall not apply to a Lender to the extent that any losses, claims, etc. are the result of such Lender's gross negligence or willful misconduct. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

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

         14.7 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         14.8 Nonliability of the Lenders. The relationship between the Borrower and the Lenders shall be solely that of borrower and lender. Neither the Agent nor the Lenders shall have any fiduciary responsibilities to the Borrower. Neither the Agent nor the Lenders undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

         14.9 Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         14.10 Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS OR ANY AFFILIATE OF THE LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         14.11 Waiver of Jury Trial. THE BORROWER, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

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

         14.12 Joint and Several Liability. All of the liabilities and obligations of the entities included in Borrower under and in connection with the Loan Documents shall be joint and several.

         14.13 Entire Agreement; Modification of Agreement. The Loan Documents embody the entire agreement among the Borrower, the Agent, and the Lenders and supersede all prior conversations, agreements, understandings, commitments and term sheets among any or all of such parties with respect to the subject matter hereof. Any provisions of this Agreement may be amended or waived, or any liability thereunder released, if, but only if, such amendment or waiver is in writing and is signed by the Borrower, and Agent if the rights or duties of Agent are affected thereby, and

                  (a) each of the Lenders if such amendment or waiver

                           (i) reduces or forgives any payment of principal or
                  interest on the Obligations or any fees payable by Borrower to such Lender hereunder; or

                           (ii) postpones the date fixed for any payment of
                  principal of or interest on the Obligations or any fees payable by Borrower to such Lender hereunder; or

                           (iii) changes the amount of such Lender's Commitment
                  (other than pursuant to an assignment permitted under Section 13.3) or the unpaid principal amount of such Lender's Note; or

                           (iv) extends the Maturity Date;

                           (v) modifies the definition of "Event of Default"
                  (provided, however, that, except as provided in clauses (i), (ii) and (iv) of this subsection (a), any waiver of an Event of Default shall not be subject to this subsection (a), but shall be subject to subsection (b) below); or

                           (vi) changes the definition of "Required Lenders" or
                  modifies any requirement for consent by each of the Lenders under this Section 14.13(a).

                  (b) the Required Lenders, as to all other matters.

         14.14 Dealings with the Borrower. The Lenders and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower or the Borrower or any of their Affiliates regardless of the capacity of the Lenders hereunder.

         14.15 Set-Off.

                  (a) If an Event of Default shall have occurred, each Lender shall have the right, at any time and from time to time without notice to the Borrower, any such notice being

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

hereby expressly waived, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by such Lender to or for the credit or the account of the Borrower against and on account of all outstanding Obligations and all Obligations which from time to time may become due hereunder and all other obligations and liabilities of the Borrower under this Agreement, irrespective of whether or not such Lender shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured.

                  (b) Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest or fees due with respect to any Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest or fees due with respect to any Note held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders and such other adjustments shall be made as may be required so that all such payments of principal, interest or Fees with respect to the Notes held by the Lenders shall be shared by the Lenders pro rata according to their respective Commitments.

         14.16 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and each of the Lenders shown on the signature pages hereof.

         14.17 [Intentionally Omitted]

         14.18 Rights of Contribution among Credit Parties.

                  (a) Each Credit Party hereby or by the execution and delivery of a Guaranty (as the case may be) agrees, as between itself and any other Credit Party, that if any other Credit Party shall become an Excess Funding Party (as defined below) by reason of the payment by it of any Obligations, such Credit Party shall, on demand of such Excess Funding Party (but subject to the next sentence), pay to such Excess Funding Party an amount equal to such Credit Party's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Party) of the Excess Payment (as defined below) in respect of such Obligations. The payment obligation of such Credit Party to any Excess Funding Party under this Section 14.18 shall be subordinate and subject in right of payment to the prior payment in full of the other obligations of such Credit Party under this Agreement or its Guaranty, as the case may be, and such Excess Funding Party shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such other obligations.

                  (b) For purposes of this Section 14.18: (i) "Excess Funding Party" shall mean, in respect of any Obligations, a Credit Party that has paid an amount in excess of its Pro Rata Share of such Obligations; (ii) "Excess Payment" shall mean, in respect of any Obligations, the amount paid by an Excess Funding Party in excess of its Pro Rata Shares of such Obligations;

and (iii) "Pro Rata Share" shall mean, for any Credit Party, the ratio (expressed as a percentage) of (x) the amount by which the aggregate fair salable value of all properties of such Credit Party (excluding any shares of stock of any other Credit Party) exceeds the amount of all the debts and liabilities of such Credit Party (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Credit Party hereunder or under its Guaranty, as the case may be, and any obligations of any other Credit Party that have been guaranteed by such Credit Party) to (y) the amount by which the aggregate fair salable value of all properties of all of the Credit Parties, including such Credit Party, exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Credit Parties hereunder and under the respective Guaranties) of all of the Credit Parties, including such Credit Party, as of the Agreement Execution Date. If any entity becomes a Credit Party subsequent to the Agreement Execution Date, then for purposes of this
Section 14.18 such subsequent Credit Party shall be deemed to have been a Credit Party as of the Agreement Execution Date and the aggregate present fair salable value of properties, and the amount of the debts and liabilities, of such Credit Party as of the Agreement Execution Date shall be deemed to be equal to such value and amount on the date such Credit Party becomes a Credit Party.

         14.19 General Limitation on Obligations. In any action or proceeding involving any state corporate law, or any sate or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Credit Party under this Agreement or its Guaranty, as the case may be, would otherwise, taking into account the provisions of Section 14.18 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Agreement or its Guaranty, as the case may be, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Credit Party, the Agent, the Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                   ARTICLE XV

                                     NOTICES

         15.1 Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

To the Borrower:

                           LNR Property Corporation
                           760 N.W. 107th Avenue
                           Miami, Florida  33172
                           Attention:  Shelly Rubin
                           Telecopy:  (305) 226-7691

                           With a copy to:

                           Bilzin Sumberg Dunn Price & Axelrod LLP
                           2500 First Union Financial Center
                           Miami, Florida  33131
                           Attention:  Brian L. Bilzin, Esq.
                           Telecopy:  (305) 374-7593

                  To each Lender:

                           As shown below the Lenders' signatures.

                  To the Agent:

                           Bank of America, N.A.
                           Real Estate Group
                           Structured Debt
                           231 South LaSalle Street, 12th Floor
                           IL1-231-12-18
                           Chicago, Illinois  60697
                           Attention:  Mark Lariviere
                           Telecopy:  (312) 974-4970

                           With a copy to:

                           Barack Ferrazzano Kirschbaum Perlman & Nagelberg 333 West Wacker Drive, Suite 2700
                           Chicago, Illinois 60606
                           Attention:  Howard J. Kirschbaum, Esq.
                           Telecopy:  (312) 984-3150

         15.2 Change of Address. Each party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

      [The remainder of this page and page 86 are intentionally left blank.
                          Signatures begin on page 87.]

            [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BORROWER:                           LNR PROPERTY CORPORATION and each of the
                                    corporate Subsidiaries listed on Schedule I, each on its own behalf and on behalf of each of the other Subsidiaries listed on Schedule
                                    I of which it is the manager or for which it is shown as a direct or indirect Owner on
                                    Schedule I

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


LENDERS:                            BANK OF AMERICA, N.A.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $100,000,000.00
                                    Percentage: 30.7692%

                                    Address for Notices:

                                    Real Estate Group
                                    Structured Debt
                                    231 South LaSalle Street, 12th Floor
                                    IL1-231-12-18
                                    Chicago, Illinois  60697
                                    Attention:  Mark Lariviere
                                    Telephone:  (312) 828-2513
                                    Telecopy:  (312) 974-4970

                                    U.S. BANK, NATIONAL ASSOCIATION

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $40,000,000
                                    Percentage: 12.3077%

                                    Address for Notices:
                                    U.S. Bank Place
                                    MPFP-0509 601
                                    Second Avenue South
                                    Minneapolis, Minnesota  55402-4302
                                    Attention: Michael Raarup
                                    Telephone: (612) 973-2102
                                    Telecopy: (612) 973-0830


                                    FLEET NATIONAL BANK

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $35,000,000
                                    Percentage: 10.7692%

                                    Address for Notices:
                                    115 Perimeter Center Place, N.E.
                                    Suite 500
                                    Atlanta, Georgia 30346 (5)
                                    Attention: Daniel Silbert
                                    Telephone: (770) 390-6552
                                    Telecopy: (770) 390-8434

                                    GUARANTY FEDERAL BANK, F.S.B.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $35,000,000
                                    Percentage: 10.7692%

                                    Address for Notices:
                                    8333 Douglas Avenue
                                    Dallas, Texas 75225
                                    Attention: Jenny Ray
                                    Telephone: (214) 360-2837
                                    Telecopy: (214) 360-1661


                                    UNION BANK OF CALIFORNIA

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $25,000,000
                                    Percentage: 7.6923%

                                    Address for Notices:
                                    445 South Figueroa, 12th Floor
                                    Los Angeles, California 90071-1655
                                    Attention: Matthew Felsot
                                    Telephone: (213) 236-7410
                                    Telecopy: (213) 236-5166

                                    BANK ONE, NA

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $20,000,000
                                    Percentage: 6.1538%

                                    Address for Notices:
                                    1 Bank One Plaza
                                    IL1-0315
                                    Chicago, Illinois 60670
                                    Attention: Mark Kramer
                                    Telephone: (312) 336-2212
                                    Telecopy: (312) 732-1117


                                    COMERICA BANK - CALIFORNIA, a California banking corporation

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $20,000,000
                                    Percentage: 6.1538%

                                    Address for Notices:
                                    611 Anton Boulevard, 2nd Floor
                                    Costa Mesa, California 92626
                                    Attention: John Swanson
                                    Telephone: (714) 424-3834
                                    Telecopy: (714) 424-3840

                                    SANWA BANK CALIFORNIA

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $20,000,000
                                    Percentage: 6.1538%

                                    Address for Notices:
                                    4041 MacArthur Boulevard, Suite 100
                                    Newport Beach, California 92660
                                    Attention: Jonathan Ward
                                    Telephone: (949) 622-6024
                                    Telecopy: (949) 852-8744


                                    MIDFIRST BANK, a Federally Chartered
                                    Savings Association

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $15,000,000
                                    Percentage: 4.6154%

                                    Address for Notices:
                                    MidFirst Plaza
                                    501 W I-44
                                    Service Road
                                    Oklahoma City, Oklahoma 73118
                                    Attention: Roger DiSalvatore
                                    Telephone: (405) 767-7110
                                    Telecopy: (405) 767-7120

                                    BANKERS TRUST COMPANY

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $10,000,000
                                    Percentage: 3.0769%

                                    Address for Notices:
                                    130 Liberty Street
                                    29th Floor MS 2291
                                    New York, New York 10006
                                    Attention: Meg Sutton
                                    Telephone: (212) 250-3505
                                    Telecopy: (212) 250-7218


                                    COMPASS BANK

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
                                    Commitment: $5,000,000
                                    Percentage: 1.5385%

                                    Address for Notices:
                                    10060 Skinner Lake Drive
                                    Jacksonville, Florida 32246
                                    Attention: C. French Yarbrough, Jr.
                                    Telephone: (904) 564-8989
                                    Telecopy: (904) 564-8906

AGENT:                              BANK OF AMERICA, N.A.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address for Notices:

                                    Bank of America, N.A.
                                    Real Estate Group
                                    Structured Debt
                                    231 South LaSalle Street, 12th Floor
                                    IL1-231-12-18
                                    Chicago, Illinois  60697
                                    Attention: Mark Lariviere
                                    Telephone: (312) 828-2513
                                    Telecopy: (312) 974-4970

                                    EXHIBIT A

                                   PERCENTAGES

Bank of America, N.A.                                              30.7692%

U.S. Bank, National Association                                    12.3077%

Fleet National Bank                                                10.7692%

Guaranty Federal Bank, F.S.B.                                      10.7692%

Union Bank of California                                            7.6923%

Bank One, N.A.                                                      6.1538%

Comerica Bank - California                                          6.1538%

Sanwa Bank California                                               6.1538%

MidFirst Bank                                                       4.6154%

Bankers Trust Company                                               3.0769%

Compass Bank                                                        1.5385%
                                                                  --------
                                                                  100.0000%

                                   EXHIBIT B-1

                             FORM OF REVOLVING NOTE

$____________                                                     July ___, 2000

         On or before the Maturity Date, as defined in that certain Second Amended and Restated Revolving Credit Agreement dated as of June ___, 2000 (the "Agreement") between LNR PROPERTY CORPORATION, a Delaware corporation and certain of its Subsidiaries identified in the Agreement (collectively, "Borrower"), BANK OF AMERICA, N.A., individually and as Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders, Borrower promises to pay to the order of (the "Lender"), or its successors and assigns,
the principal sum of          AND NO/100 DOLLARS ($          ) or the aggregate
unpaid principal amount of all Loans (other than Swingline Loans) made by the Lender to Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds to the account, or at the office of, Agent specified in Section
2.12 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

       The Lender shall, and is hereby authorized to, record on Schedule A attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

       This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

       If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

        Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of

                                      B1-1
any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

        BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


                                        LNR PROPERTY CORPORATION and each of the Subsidiaries listed on Schedule I


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                      B1-2

                                   SCHEDULE A

                               LOANS AND PAYMENTS

                                                   Unpaid
                              Principal            Principal            Notation
Date          Loan            Payments             Balance              Made By

--------------------------------------------------------------------------------

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                                      B1-3

                                   EXHIBIT B-2

                             FORM OF SWINGLINE NOTE

$20,000,000                                                        July __, 2000

         On or before the due date of each "Swingline Loan", as defined in that certain Second Amended and Restated Revolving Credit Agreement dated as of June ____, 2000 (the "Agreement") between LNR PROPERTY CORPORATION, a Delaware corporation, and certain of its Subsidiaries identified in the Agreement (collectively, "Borrower"), BANK OF AMERICA, N.A., individually ("____________") and as Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders, Borrower promises to pay to the order of ____________ (the "Lender"), or its successors and assigns, the unpaid principal amount of such Swingline Loan made by the Lender to the Borrower pursuant to Section 2.16 of the Agreement, in immediately available funds to the account, or at the office of, Agent specified in Section 2.12 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay any remaining unpaid principal amount of such Swingline Loans under this Swingline Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

        The Lender shall, and is hereby authorized to, record on Schedule A attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and due date of each Swingline Loan and the date and amount of each purchase of a Swingline Loan by the Lenders or principal payment hereunder.

        This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise deemed herein are used with the meanings attributed to them in the Agreement.

        If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

        Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the

                                      B2-1
obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                       LNR PROPERTY CORPORATION and each of the Subsidiaries listed on Schedule I


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

                                      B2-2

                                   SCHEDULE A

                              PAYMENTS OF PRINCIPAL

                              Purchase             Unpaid
                              Principal            Principal            Notation
Date          Loan            Payments             Balance              Made By

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      B2-3

                                    EXHIBIT C

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT dated as of ____________ __, ____ is by and between ____________________________, a __________ corporation (the "Pledgor")
whose address is ___________________________, and ____________, individually
("____________") and BANK OF AMERICA, N.A., as agent for the Lenders ("Agent"), whose address is, and the other Lenders as defined in the Loan Agreement described below (collectively, the "Secured Party").

                                    RECITALS:

         A. ____________ ("____________"), Pledgor and certain of their
Affiliates (collectively, "Borrower") and Secured Party have entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of July 14, 2000 (as the same may be amended or modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used as defined in the Loan Agreement.

         B. Secured Party has conditioned its obligations under the Loan Agreement upon the execution and delivery of this Agreement by Pledgor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                          Security Interest and Pledge

         Section 1.1 Security Interest and Pledge. As collateral security for the prompt payment in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise) and all present and future obligations of Pledgor under this Agreement, Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

                  a. all of Pledgor's shares of Capital Stock of each of the entities identified on Schedule I hereto (each a "Pledge Subsidiary"), whether now owned or hereafter acquired; and

                  b. all products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of the same.

                                    ARTICLE 2

                         Representations and Warranties

         Pledgor represents and warrants to Secured Party that:

         Section 2.1 Title. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

         Section 2.2 Organization and Authority. Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the articles of incorporation or bylaws of Pledgor or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of its property.

         Section 2.3 Principal Place of Business. The principal place of business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

         Section 2.4 Litigation. There is no litigation, investigation. or governmental proceeding pending or threatened against Pledgor or any of its properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Pledgor.

         Section 2.5 Percentage of Stock. The Collateral consist of certificated shares constituting One Hundred percent (100%) of the issued and outstanding shares of Capital Stock of each Pledge Subsidiary, except as otherwise indicated on Schedule I.

         Section 2.6 First Priority Perfected Security Interest. This Agreement, when coupled with the delivery of the Collateral to Secured Party, creates in favor of Secured Party a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

         Section 2.7 Pledge Subsidiaries. The Pledge Subsidiaries constitute all of the wholly-owned direct and indirect Subsidiaries of LNR that are not Borrowers or Guarantors under the Loan Agreement.

                                    ARTICLE 3

                       Affirmative and Negative Covenants

         Pledgor covenants and agrees with Secured Party that:

         Section 3.1 Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party all certificate(s) identified in Schedule I hereto, accompanied by undated stock powers duly executed in blank.

         Section 3.2 Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest. or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all Persons.

         Section 3.3 Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 3.4 Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification. increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the obligations, subject to the terms hereof. Subject to the provisions of Section 4.3, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional Collateral for the Obligations. subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall. until paid or delivered to Secured Party, be held by Pledgor in trust as additional security for the Obligations.

         Section 3.5 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the rights of Pledgor under
Section 4.3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Secured Party such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Secured Party pursuant to the terms of this Agreement. Secured Party shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         Section 3.6 Inspection Rights. Pledgor shall permit Secured Party and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Secured Party may desire.

         Section 3.7 Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes. assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

         Section 3.8 Notification. Pledgor shall promptly notify Secured Party if any officer of Pledgor shall obtain knowledge of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral and (iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default (unless the same has been reported by Borrower).

         Section 3.9 Books and Records: Information. Pledgor shall keep accurate and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Pledgor as Secured Party may request. Pledgor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

         Section 3.10 Compliance with Agreements. Pledgor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 3.11 Compliance with Laws. Pledgor shall comply in all material respects with all applicable laws, rules, regulations, and orders of any court or governmental authority.

         Section 3.12 Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares, unless the same becomes part of the Collateral.

                                    ARTICLE 4

                       Rights of Secured Party and Pledgor

         Section 4.1 Power of Attorney. Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without Limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgor, following the occurrence and during the continuance of a Default or an Event of Default under the Loan Agreement:

                  a. to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

                  b. to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                  c. (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims. and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock cowers. verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the obligations;
(ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (x) to insure any of the Collateral; and (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

         Section 4.2 Voting Rights. Unless an Event of Default shall have occurred and be continuing, all Collateral shall remain registered in the name of Pledgor and Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement. Secured Party shall, at Pledgor's expense, execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request and provide for the purpose of enabling Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this Section.

         Section 4.3 Dividends and Other Distributions. Unless a Default or an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends and other distributions on the Collateral paid to the extent and only to the extent that such dividends and other distributions are permitted by the Loan Agreement.

         Section 4.4 Performance by Secured Party. If Pledgor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

         Section 4.5 Setoff; Property Held by Secured Party. Secured Party shall have the right to set off and apply against any Obligations that are then past due, at any time but with notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to Pledgor. As additional security for the Obligations, Pledgor hereby grants Secured Party a security interest in all money, instruments, and other property of Pledgor now or hereafter held by Secured Party, including, without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, Pledgor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter maintained with Secured Party and all other sums at any time credited by or owing from Secured Party to Pledgor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Secured Party may have.

         Section 4.6 Secured Party's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor. and no refusal by Secured Party to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

         Section 4.7 Assignment by Secured Party. Secured Party may at any time and from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof. and the assignee shall be entitled to all of the rights and remedies and be subject to all of the Obligations of Secured Party under this Agreement in relation thereto.

                                    ARTICLE 5

                                     Default

         Section 5.1 Rights and Remedies. If any Event of Default shall occur and be continuing, then unless and until such Event of Default has been waived in writing by Secured Party or otherwise cured to Secured Party's satisfaction, Secured Party shall have the following rights and remedies:

                  a. In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery and/or (iii) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five
(5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshaling in respect of the Collateral.

                  b. Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                  c. Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  d. Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

                  e. Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of prospective purchasers.

                  f. On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                    ARTICLE 6

                                  Miscellaneous

         Section 6.1 Expenses: Indemnification. Pledgor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor hereby indemnifies Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement, (ii) any of the transactions contemplated by this Agreement, (iii) any breach by Pledgor of any representation, warranty, covenant, or other agreement contained in this Agreement or (iv) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, it is the express intention of the parties hereto that each person or entity to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the person or entity to be indemnified.

         Section 6.2 No Waiver: Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

         Section 6.4 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.5 Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or otherwise delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails and receipted for, in each case given or addressed as aforesaid.

         Section 6.6 Applicable Law: Venue: Service of Process. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to its conflict of laws rules or choice of law principles, and the applicable laws of the United States of America. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in Cook County, Illinois. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 6.5 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Secured Party to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring any action or proceeding against Pledgor or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Pledgor against Secured Party shall be brought only in a court located in Cook County, Illinois.

         Section 6.7 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 6.8 Survival. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties of Pledgor herein or the right of Secured Party to rely upon them.

         Section 6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 6.11 Construction. Pledgor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

         Section 6.12 Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever. including, without limitation. any amendment. modification, extension or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         Section 6.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              PLEDGOR:


                              --------------------------------------------------


                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------


                              Address for Notices:





                              with a copy to:



                              SECURED PARTY:

                              BANK OF AMERICA, N.A., as Agent for itself and the other Lenders

                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------

                              Address for Notices:

                              Bank of America, N.A.
                              Real Estate Group
                              Structured Debt
                              231 South LaSalle Street, 12th Floor
                              IL1-231-12-18
                              Chicago, Illinois  60697
                              Attention:  Mark Lariviere
                              Telecopy:  (312) 974-4970

                              With a copy to:

                              Barack Ferrazzano Kirschbaum Perlman & Nagelberg 333 West Wacker Drive, Suite 2700
                              Chicago, Illinois 60606
                              Attention:  Howard J. Kirschbaum, Esq.
                              Telecopy:  (312) 984-3150

                                   SCHEDULE I

                                                                   Owner(s) and
                  Capital Stock             Certificate              Ownership
Entity         Outstanding  /  /00           Number(s)             Percentage(s)

                                    EXHIBIT D

                                FORM OF GUARANTY

         This Guaranty made as of ____________, ____, by ______________________, a ____________ ("Guarantor"), to and for the benefit of BANK OF AMERICA, N.A., individually as a lender ("Bank of America") and as agent ("Agent") for itself and the other Lenders, as defined in the Credit Agreement (as defined below), and their respective successors and assigns.

                                    RECITALS

         A. ____________, a Delaware corporation ("____________"), and certain of its Subsidiaries (collectively, "Borrower") have requested that the Lenders make an unsecured revolving credit facility available to Borrower in the aggregate principal amount of up to $350,000,000 ("Facility"), and that Agent act as administrative agent, documentation agent and syndication agent with respect thereto.

         B. The Lenders have agreed to make available the Facility to Borrower, and Agent has agreed to act in said agency capacities, pursuant to the terms and conditions set forth in that certain Second Amended and Restated Revolving Credit Agreement dated as of June ____, 2000, between Borrower, Agent and the Lenders (as amended, "Credit Agreement"), and Guarantor desires that the Lenders continue to make Advances under the Credit Agreement and that Agent continue to act in said agency capacities. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

         C. Borrower has executed and delivered to the Lenders one or more promissory notes each dated July 14, 2000 in the aggregate principal amount of up to $350,000,000 as evidence of its indebtedness to the Lenders with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the "Revolving Note"). Borrower has also executed and delivered to Bank of America a promissory note dated July 14, 2000 ("Swingline Note") which evidences any Swingline Loans that may be made by Bank of America, as Swingline Lender, under the Credit Agreement.

         D. Guarantor is a newly formed, wholly-owned single purpose Subsidiary of LNR engaged solely in the mortgage banking business, and Guarantor is deriving and will continue to derive substantial financial benefit from the Facility evidenced by the Revolving Note, the Swingline Note, the Credit Agreement and the other Loan Documents.

         E. The execution and delivery of this Guaranty by Guarantor is required pursuant to the express terms of the Credit Agreement as a condition to any further Advances under the Facility.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, Guarantor hereby agrees as follows:

         1. Guarantor absolutely, unconditionally, and irrevocably guarantees to Agent and the Lenders:

                  (a) the full and prompt payment of the principal of and interest on the Revolving Note and/or the Swingline Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all other sums which may now be or may hereafter become due and owing under the Revolving Note, the Swingline Note, the Credit Agreement and/or the other Loan Documents;

                  (b) the payment of all Enforcement Costs (as hereinafter defined); and

                  (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the "Obligations."

         2. In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, Guarantor agrees, on demand by Agent, to pay all the Facility Indebtedness and to perform all the Obligations as are or then or thereafter become due and owing or are to be performed under the terms of the Revolving Note, the Swingline Note, the Credit Agreement and/or the other Loan Documents, and to pay any reasonable expenses incurred by Agent or the Lenders in protecting, preserving or defending its interest in the Real Estate or any collateral for the Facility, or otherwise in connection with the Facility or under any of the Loan Documents, including, without limitation, all reasonable attorneys' fees and costs. Agent shall have the right, at its option, either before, during or after pursuing any other right or remedy against any Borrower or Guarantor, to perform any and all of the Obligations by or through any agent, contractor or subcontractor, or any of their agents, of its selection, all as Agent in its sole discretion deems proper, or as the Required Lenders in their sole discretion may instruct Agent, and Guarantor shall indemnify and hold Agent and the Lenders free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Agent or the Lenders may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations, except to the extent the same arises as a result of the gross negligence or willful misconduct of Agent.

         All of the remedies set forth herein and/or provided by any of the Loan Documents or law or equity shall be equally available to Agent for the benefit of itself and the Lenders, and the choice by Agent of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off or failure to mitigate damages in any action, proceeding or counteraction by Agent for the benefit of itself and/or the Lenders to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Agent from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily and should properly be a matter of business judgment, which, with hindsight after the passage of time and events, may or may not prove to have been the best choice to maximize recovery by Agent for the benefit of itself and the Lenders at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such choice by Agent be given conclusive effect regardless of such subsequent developments.

         3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Agent or the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantor may have against the Borrower or which Guarantor or Borrower may have against Agent or any of the Lenders or the holder of the Revolving Note or the holder of the Swingline Note,
(iii) presentment for payment, demand for payment, notice of nonpayment, dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by Agent or any of the Lenders to inform Guarantor of any facts Agent or any of the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that Agent and the Lenders have no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation or risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshaling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause Agent or any of the Lenders to proceed against any other security given to Agent or any of the Lenders in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Guarantor acknowledges that no representations of any kind whatsoever have been made by Agent or any of the Lenders to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Agent or the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of Agent and the Lenders.

         4. Guarantor further agrees that Guarantor's liability as guarantor shall in nowise be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Revolving Note or the Swingline Note or by any forbearance or delay in collecting interest or principal under the Revolving Note or the Swingline Note, or by any waiver under the Credit Agreement or any other Loan Documents, or by failure or election not to pursue any other remedies against Borrower, or by any change or modification in the Revolving Note, the Credit Agreement, the Swingline Note or any other Loan Documents, or by the acceptance of any additional security or any increase, substitution or change therein, or by the release of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though Agent or the Lenders might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement and other Loan Documents and this Guaranty have been performed, all obligations of the Lenders have terminated, all obligations of the Swingline Lender have expired and all Facility Letters Of Credit have expired, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify the Revolving Note, Credit Agreement, the Swingline Note or other Loan Documents, and may waive or release any provision or provisions thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Agent's or the Lenders' rights hereunder or any of the Guarantor's obligations hereunder.

         5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance, and not of collection only. Guarantor agrees that this Guaranty may be enforced by Agent and the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Facility or any of the Loan Documents, or resorting to any other guaranties, and Guarantor hereby waives the right to require Agent or the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under any of the Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Revolving Note, the Credit Agreement, the Swingline Note or any other Loan Documents or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Revolving Note, the Credit Agreement, the Swingline Note or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payer, all as though such payment had not been made, regardless of whether Agent or any of the Lenders contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation or release of this Guaranty.

         6. This Guaranty shall be assignable by Agent and/or any of the Lenders to any assignee of all or a portion of Agents and/or such Lender's rights under the Loan Documents.

         7. If: (i) this Guaranty, the Revolving Note, the Swingline Note, the Credit Agreement or any other Loan Document is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Agent and/or any of the Lenders in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, the Revolving Note, the Swingline Note, the Credit Agreement or any Loan Document; (iii) an attorney is retained to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent Agent and/or any of the Lenders in any other legal proceedings whatsoever in connection with this Guaranty, the Revolving Note, any the Swingline Note, the Credit Agreement, any of the other Loan Documents or any property subject thereto, then Guarantor shall pay to Agent upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs and all other costs and expenses whatsoever incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

         8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Agent, the Lenders and the holder(s) of the Revolving Note or the Swingline Note under the remainder of this Guaranty shall continue in full force and effect.

         9. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor agrees that until the entire Facility Indebtedness has been paid in full, (i) Guarantor will not seek, accept or retain for Guarantor's own account, any payment from Borrower on account of such subordinated debt, and (ii) any such payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Agent and the Lenders and shall be paid over to Agent on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

         10. Guarantor waives and releases any claim (within the meaning of 11 U.S.C. ss. 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor,

Agent or the Lenders or any right of Guarantor, Agent or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by Agent or the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Agent and the Lenders for their security and as an inducement for their continuing extension of credit to Borrower.

         11. Any amounts received by Agent or Lender from any source on account of any indebtedness may be applied by Agent toward the payment of such indebtedness, and in such order of application, as Agent may from time to time elect.

         12. This Guaranty shall be governed by the internal laws of the State of Illinois, without regard to its choice of law rules or conflict of laws principles. The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Count for the Northern District of Illinois, in any action, suit, or proceeding which Agent or the Lenders may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Agent or the Lenders from filing any such action, suit, or proceeding in any other appropriate forum.

         13. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:

                  To the Guarantor:

                           ______________________________

                           ______________________________

                           Telephone: (___)______________

                           Telecopy: (___)_______________

                  With a copy to:

                           ______________________________

                           ______________________________

                           ______________________________

                  To the Agent or the Lenders:

                           Bank of America, N.A.
                           Real Estate Group
                           Structured Debt
                           231 South LaSalle Street, 12th Floor
                           IL1-231-12-18
                           Chicago, Illinois  60697
                           Attention:  Mark Lariviere
                           Telecopy:  (312) 974-4970

                           With a copy to:

                           Barack Ferrazzano Kirschbaum Perlman & Nagelberg 333 West Wacker Drive, Suite 2700
                           Chicago, Illinois 60606
                           Attention:  Howard J. Kirschbaum, Esq.
                           Telecopy:  (312) 984-3150

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

         14. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Agent's and Lender's successors and assigns.

         15. This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

         16. The terms and provisions of Sections 14.18 and 14.19 of the Credit Agreement are incorporated herein by reference.

         17. GUARANTOR AND AGENT AND THE LENDERS, BY ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, Guarantor has delivered this Guaranty as of the date first written above.


                                       -----------------------------------------

                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

STATE OF _________________ )
                           )  SS.
COUNTY OF ________________ )

         I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _____________, the _____________ of _____________, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this __ day of _____________, 2000.



                                                      --------------------------
                                                              Notary Public

                                    EXHIBIT E

                      OPINION OF BORROWER'S FLORIDA COUNSEL

                                (Attached Hereto)

                                    EXHIBIT F

                     OPINION OF BORROWER'S ILLINOIS COUNSEL

                                (Attached Hereto)

                                    EXHIBIT G

                               WIRING INSTRUCTIONS

To: Bank of America, N.A., as Agent (the "Agent") under the Credit Agreement Described Below

         Re: Second Amended and Restated Revolving Credit Agreement, dated as of June ____, 2000 (as amended, modified, renewed or extended from time to time, the "Agreement"), among LNR Property Corporation and its Subsidiaries (the "Borrower"), Agent and the Lenders named therein. Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement.

        The Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Agent may also transfer funds as hereafter directed in writing by the Borrower in accordance with Section 15.1 of the Agreement.

Facility Identification Number(s)
                                 -----------------------------------------------
Customer/Account Name
                     -----------------------------------------------------------
Transfer Funds To
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

For Account No.
               -----------------------------------------------------------------
Reference/Attention To
                      ----------------------------------------------------------

Authorized Officer (Customer Representative)         Date
                                                         -----------------------



--------------------------------                --------------------------------
(Please Print)                                  Signature

Bank Officer Name                               Date
                                                    ----------------------------



--------------------------------                --------------------------------
(Please Print)                                  Signature

    (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                    EXHIBIT H

                         FORM OF COMPLIANCE CERTIFICATE

To: The Administrative Agent and the Lenders who are parties to the Agreement described below

        This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Revolving Credit Agreement, dated as of June ____, 2000 (as amended, modified, renewed or extended from time to time, the "Agreement") among ____________ ("____________") and certain of its Subsidiaries (collectively with
____________, "Borrower"), ____________, individually and as Agent, and the Lenders named therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the respective meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected [Chief Financial Officer] [Chief Accounting Officer] [Controller] of _______________.

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and financial condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached (or most recently delivered to the Agent if none are attached).

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Material Adverse Financial Change, Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.

         4. Schedule I attached hereto (if attached) sets forth financial data and computations and other information evidencing Borrower's compliance with the covenants contained in Article VII of the Agreement and with certain other covenants of the Agreement, all of which data, computations and information (or if no Schedule I is attached, the data, computations and information contained in the most recent Schedule I attached to a prior Compliance Certificate) are, to the best of my knowledge after due inquiry, true, complete and correct in all material respects.

         5. The financial statements, updates, reports and other materials referred to in Section 8.2(i), 8.2(ii), 8.2(iv) and 8.2(viii) of the Agreement which are delivered concurrently with the delivery of this Compliance Certificate, if any, and those most recently delivered pursuant to Section 8.2(v) and Section 8.13 of the Agreement, if any, to the best of my knowledge after due inquiry, fairly and accurately present in all material respects, (i) in the case of financial statements, the consolidated financial condition and operations of Borrower and their respective Subsidiaries at such date and the consolidated results of their operations for the period then-ended, in accordance with GAAP applied consistently throughout such period and with prior periods and, (ii) in the case of deliveries other than financial statements, the matters set forth therein as of the dates and for the periods covered thereby; provided, however, that any projections included therein constitute good faith estimates of reasonably anticipated future matters which cannot be predicted with certainty.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         The foregoing certifications, together with the computations and information set forth in Schedule I hereto and the financial statements, updates, reports and other materials delivered with or covered by this Compliance Certificate are made and delivered this __ day of __________, 2000.

                                             __________________________________,

                                             a Qualified Officer of ____________

                                    EXHIBIT I

                 SCOPE OF WORK FOR ENVIRONMENTAL INVESTIGATIONS

                         ENVIRONMENTAL SITE ASSESSMENTS
             Bank of America ("Bank of America") Reporting Standards

The following are ____________ Guidelines for the qualification of firms and for information to be included in Environmental Site Assessments. These standards include the minimum elements common to acceptable site assessments. Generally, it is intended for the standards to be consistent with those outlined in the American Society for Testing and Materials (ASTM) Designation: E 1527-93. This listing is not intended to be a "how to" manual, as we rely on the environmental professionals to expand the scope of their services and the information included in the reports as required.

Qualifications of Investigating Firm

         The firm must have 5 years of experience in hazardous substances investigation. Many of these firms began as geotechnical consultants, but expertise only in soils analysis does not qualify them for hazardous substance analysis. The person supervising and signing the report should be experienced in all matters covered in the report. He should be a registered professional engineer or have advanced degrees in related disciplines. The firm performing the work should be of a professional nature with knowledge of local conditions.

Depth of Reporting Required

         Phase I - Consists of site description, review of historical and regulatory data and a physical inspection. If no potential contamination is indicated, the report should so state, and a specific statement should be made that no further investigation is required (see content requirements below).

         Phase II - If a Phase I examination indicates the possibility of contamination, the consultant should describe his suspicions, the areas to be tested, sampling procedures to be sued and methods used to assess the sample. He should then specify and carry out a testing program for further evaluation.

         Phase III - If Phase II reveals contamination at the site, the consultant will design and implement a remediation program to remove the identified hazardous materials. The report should include an estimated cost for the clean-up.

Bank of America will initially require a Phase I site assessment report including the following:

Site Description

         The site description section should include a detailed description of the site, existing buildings and current site use. It should also include a general description of the uses and conditions of adjacent properties which might result in migrating contamination. It should include a summary of the visual observations including, but not limited to, vegetation stress, debris, fill materials, ponding, evidence of underground storage tanks, evidence of previous dumping or storage, discolored or stained soils, wetlands, groundwater flows, and a description of regional geology and hydrology. On vacant sites, the investigator should compare his observations to a USGS topographic map, noting any changes in elevations or depressions which have been covered over, possibly indicating past dumping or burial of wastes.

         On sites with existing improvements, the investigator should interview personnel at the site regarding hazardous materials currently or previously used at the site, underground storage tanks, pipeline right of ways and any other areas of concern. Buildings should be checked for asbestos containing materials, PCB equipment, etc.

Historical Uses of Site, Adjacent Properties, and Significant Nearby Properties

         The historical analysis should provide a chronology of past and present significant uses of the subject site and adjacent sites, and highlight activities which might have contributed unacceptable levels of contaminants. It should contain an explanation of the methods of historical search which were pursued, the information expected to be obtained and the information actually obtained from each search. In general, the historical review should cover 30-40 years of history depending on the availability of information. Its purpose is to investigate the possibility of prior hazardous substances releases at the property, identify potential contingent liability from historic off-site disposal of hazardous substances, or identify sources of contamination which have or might in the future migrate to the site.

         The historical analysis should include but not be limited to:

         o Review of aerial photographs to identify past land uses and development trends, and identify possible locations of ponds, landfills, tanks, areas of soil discoloration or drum storage.

         o Review of county tax records or title search to identify past uses of potential concern such as gas stations or industrial uses.

         o Conversations with local environmental and health officials, investigation of local, state and federal regulatory agencies files including the EPA, DER and Corps of Engineers, and a check of EPA lists of known contaminated sites, to check for recorded hazardous substances handling, or potential permitting requirements of air emissions, wastewater, RCRA or TSD permits.

         Other information which may be attached to the report include, but should not be limited to:

         o A discussion of existing and proposed environmental standards and legislation of the area

         o        Site Plan

         o Ground level photos of the site with specific attention to any characteristics noted in the report

         o Area diagram showing the location of any matters mentioned in the report and showing the site and adjacent properties if any potential hazardous sources are identified on adjacent or nearby properties

         o        Copies of representative aerial photos

         o        Copies of correspondence with regulatory agencies

         o        Documents acquired during title search

         o        Chain of custody records

         o        Location map of site and immediate surroundings

         o        Listing of adjacent property owners and use of the properties

         o Any other material available which describes or verifies information given or conclusions drawn in the report

Conclusions and Recommendations

         The Consultant will prepare a complete written report which fully defines the scope of his responsibilities and objectives. It should describe the sources used, the activities performed, the dates when activities were performed, the results of research and recommendations. Specific recommendations for remedial action, additional tests or investigations for each recognized area of concern or condition and approximate costs of further investigation or remediation shall be provided within the report.

         The conclusion section must clearly state that the firm has exercised professional judgment in reaching one of the following:

                  The Consultant, after performing the appropriate level of investigation, has revealed no evidence of recognized environmental conditions in connection with the subject property and no further testing or investigation is warranted.

         or

                  The Consultant, after performing the appropriate level of investigation, has revealed no evidence of recognized environmental conditions in connection with the subject property except for the following:

         If the Consultant was restricted by factors such as time limitations or scope-of-service limitations agreed to with the borrower, the report should so state.

         The report is to be signed by a professional engineer, environmental manager or supervisor or any other individuals who provide significant professional assistance in completing the assignment. The qualifications of the individuals signing the report should be included.

                                    EXHIBIT J

                          FORM OF ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between (the "Assignor") and , (the "Assignee") is dated as of __________, ___. The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Second Amended and Restated Revolving Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Exhibit "I" attached hereto has been delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date, unless otherwise agreed to in writing by Assignor and Assignee. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

         4. PAYMENTS OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Base Rate Loans assigned to the Assignee hereunder and

(ii) with respect to each LIBOR Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Fixed Due Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Loan assigned to the Assignee which is outstanding on the Fixed Due Date. If the Assignor and the Assignee agree that the applicable Fixed Due Date for such Loan shall be the Effective Date, they shall agree, solely for purposes of dividing interest paid by the Borrower on such Loan, to an alternate interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the related Interest Period (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate, with respect to such Loan for such period, shall be remitted to the Assignor. In the event a prepayment of any Loan which is existing on the Effective Date and assigned by the Assignor to the Assignee hereunder occurs after the Effective Date but before the applicable Fixed Due Date, the Assignee shall remit to the Assignor any excess of the funding indemnification amount paid by the Borrower under Section 4.4 of the Credit Agreement on account of such prepayment with respect to the portion of such Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment amount were calculated based on the Agreed Interest Rate and only covered the portion of the Interest Period after the Effective Date. The Assignee will promptly remit to the Assignor (i) the portion of any principal payments assigned hereunder and received from the Agent with respect to any such Loan prior to its Fixed Due Date and (ii) any amounts of interest on Loans and fees received from the Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Base Rate Loans or fees, or the Fixed Due Date, in the case of LIBOR Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. FEES PAYABLE BY THE ASSIGNEE. The Assignee shall pay to the Assignor a fee on each day on which a payment of interest or fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or fees attributable to the period prior to the Effective Date or, in the case of LIBOR Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was calculated at the rate of _% rather than the actual percentage used to calculate the interest rate paid by the Borrower or if the fee was calculated at the rate of ___% rather than the actual percentage used to calculate the fee paid by the Borrower, as applicable. In addition, the Assignee agrees to pay ___% of the fee required to be paid to the Agent in connection with this Assignment Agreement. [This sentence can be revised appropriately based on how the fee is being paid.]

* Each Assignor may insert its standard provisions in lieu of the payment terms included in Sections 4 and 5 of this Exhibit.

         6. REPRESENTATIONS OF THE ASSIGNOR: LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Real Estate, books or records of the Borrower, its Subsidiaries or Investment Affiliates, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].**

** to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

         8. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

         9. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 13.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 5 and 8 hereof.

         10. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

         11. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         12. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         13. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                         [NAME OF ASSIGNOR]

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------


                                         [NAME OF ASSIGNEE]

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                    EXHIBIT K

                                 FORM OF REPORT

                                   SCHEDULE I
                              BORROWER SUBSIDIARIES

                                  (Page 1 of 8)

----------------------------------------------------------------
128th Street Associates, LLC
----------------------------------------------------------------
128th Street Manager, Inc.
----------------------------------------------------------------
Academy Heights Housing Partners, LLC
----------------------------------------------------------------
Alexandria LP, Inc.
----------------------------------------------------------------
Alexandria LP-II, Inc.
----------------------------------------------------------------
American Pacific Properties, Inc.
----------------------------------------------------------------
Anaheim Housing Partners, LLC
----------------------------------------------------------------
Antelope Housing, Inc.
----------------------------------------------------------------
Arbor Lake Club, Ltd.
----------------------------------------------------------------
Arsenal Capital Holdings, Inc.
----------------------------------------------------------------
Atlantic Holdings, Inc.
----------------------------------------------------------------
Aurora LP, Inc.
----------------------------------------------------------------
Bert L. Smokler & Company
----------------------------------------------------------------
DCA Homes, Inc.
----------------------------------------------------------------
DCA Management Corporation
----------------------------------------------------------------
Delaware Securities Holding, Inc.
----------------------------------------------------------------
Devco Shopping Centers, Inc.
----------------------------------------------------------------
Devonshire Capital Holdings, Inc.
----------------------------------------------------------------
Doral Park JV
----------------------------------------------------------------
Eastlake Village, LLC
----------------------------------------------------------------
H. Miller & Sons of Florida, Inc.
----------------------------------------------------------------
H. Miller & Sons, Inc.
----------------------------------------------------------------
HMS Realty, Inc.
----------------------------------------------------------------
Houston LP, Inc.
----------------------------------------------------------------
Houston LP-II, Inc.
----------------------------------------------------------------
Houston LP-III, Inc.
----------------------------------------------------------------
Legacy LP, Inc.
----------------------------------------------------------------
Legend Oaks Limited Partnership
----------------------------------------------------------------
Leisure Colony Management Corp.
----------------------------------------------------------------
Leisure Communities Management, Inc.
----------------------------------------------------------------
Lennar Atlantic Holdings, Inc.
----------------------------------------------------------------
Lennar California Partners, Inc.
----------------------------------------------------------------
Lennar Capital Corporation
----------------------------------------------------------------
Lennar Capital Services, Inc.
----------------------------------------------------------------
Lennar Central Holdings, Inc.
----------------------------------------------------------------
Lennar CGA Holdings, Inc.
----------------------------------------------------------------
Lennar Commercial Properties, Inc.
----------------------------------------------------------------
Lennar Communications, Inc.
----------------------------------------------------------------

                                  (Page 2 of 8)

----------------------------------------------------------------
Lennar Corporate Center, Inc.
----------------------------------------------------------------
Lennar Funding Corporation
----------------------------------------------------------------
Lennar Georgia Partners, Inc.
----------------------------------------------------------------
Lennar Kearny Holdings, Inc.
----------------------------------------------------------------
Lennar L.W. Assets, Inc.
----------------------------------------------------------------
Lennar Legend Oaks Holdings, Inc.
----------------------------------------------------------------
Lennar LW Nevada Assets, Inc.
----------------------------------------------------------------
Lennar Marietta Holdings, Inc.
----------------------------------------------------------------
Lennar Mayfair Holdings, Inc.
----------------------------------------------------------------
Lennar Mortgage Holdings Corporation
----------------------------------------------------------------
Lennar Mortgage Holdings I, Inc.
----------------------------------------------------------------
Lennar Nevada Partners, Inc.
----------------------------------------------------------------
Lennar Northeast Holdings, Inc.
----------------------------------------------------------------
Lennar Park Center III Holdings, Inc.
----------------------------------------------------------------
Lennar Park JV, Inc.
----------------------------------------------------------------
Lennar Partners of Los Angeles, Inc.
----------------------------------------------------------------
Lennar Partners, Inc.
----------------------------------------------------------------
Lennar Real Estate Holdings, Inc.
----------------------------------------------------------------
Lennar Rolling Ridge, Inc.
----------------------------------------------------------------
Lennar Securities Holdings, Inc.
----------------------------------------------------------------
Lennar U.S. Holdings, Inc.
----------------------------------------------------------------
Lennar Western Holdings, Inc.
----------------------------------------------------------------
Lennar Wilshire Holdings, Inc.
----------------------------------------------------------------
Lennar-Corry, Inc.
----------------------------------------------------------------
LFS Asset Corp.
----------------------------------------------------------------
Lily Lane  Housing Partners, LLC
----------------------------------------------------------------
LNR 16th Street, Inc.
----------------------------------------------------------------
LNR 2000 Fund I MM, Inc.
----------------------------------------------------------------
LNR 2000 Fund II MM, Inc.
----------------------------------------------------------------
LNR 2000 Fund II, LLC
----------------------------------------------------------------
LNR 909 4th Y Investor, LLC
----------------------------------------------------------------
LNR 909 4th Y Limited, Inc.
----------------------------------------------------------------
LNR 99 Fund I IM, LLC
----------------------------------------------------------------
LNR 99 Fund I MM, Inc.
----------------------------------------------------------------
LNR Academy Heights Investor, LLC
----------------------------------------------------------------
LNR Academy Heights Limited, Inc.
----------------------------------------------------------------
LNR Affordable Housing Investments
----------------------------------------------------------------
LNR Affordable Housing, Inc.
----------------------------------------------------------------
LNR Alexandria Holdings, Inc.
----------------------------------------------------------------
LNR Altoona Limited, Inc.
----------------------------------------------------------------

                                  (Page 3 of 8)

----------------------------------------------------------------
LNR Anaheim Housing Investor, LLC
----------------------------------------------------------------
LNR Anaheim Housing Limited, Inc.
----------------------------------------------------------------
LNR Anderson Farms Limited, Inc.
----------------------------------------------------------------
LNR Apache Junction Investor, LLC
----------------------------------------------------------------
LNR Apache Junction Limited, Inc.
----------------------------------------------------------------
LNR Apache Pines Investor, LLC
----------------------------------------------------------------
LNR Apache Pines Limited, Inc.
----------------------------------------------------------------
LNR Apple Tree Investor, LLC
----------------------------------------------------------------
LNR Apple Tree Village Limited, Inc.
----------------------------------------------------------------
LNR Arbor Millhouse, LLC
----------------------------------------------------------------
LNR Arrowhead Ranch Holdings, Inc.
----------------------------------------------------------------
LNR Ashworth Woods Limited, Inc.
----------------------------------------------------------------
LNR Auburn Limited, Inc.
----------------------------------------------------------------
LNR Austin Holdings, Inc
----------------------------------------------------------------
LNR Avondale Holdings, Inc.
----------------------------------------------------------------
LNR Belleville Investor, LLC
----------------------------------------------------------------
LNR Belleville Limited, Inc.
----------------------------------------------------------------
LNR Boalsburg II Investor, LLC
----------------------------------------------------------------
LNR Boalsburg II Limited, Inc.
----------------------------------------------------------------
LNR Boardwalk Limited, Inc.
----------------------------------------------------------------
LNR Bressi Ranch, Inc.
----------------------------------------------------------------
LNR Brickell Bayview Corporation
----------------------------------------------------------------
LNR Burlington Square Limited, Inc.
----------------------------------------------------------------
LNR California Investments, Inc.
----------------------------------------------------------------
LNR Canyon Rim Investor, LLC
----------------------------------------------------------------
LNR Canyon Rim Limited, Inc.
----------------------------------------------------------------
LNR Caprock GP, LLC
----------------------------------------------------------------
LNR Caprock Holdings, Inc.
----------------------------------------------------------------
LNR Cedar River Limited, Inc.
----------------------------------------------------------------
LNR Centennial East Investor, LLC
----------------------------------------------------------------
LNR Centennial East Limited, Inc.
----------------------------------------------------------------
LNR Central Senior Investor, LLC
----------------------------------------------------------------
LNR Central Senior Limited, Inc.
----------------------------------------------------------------
LNR Clare House Investor, LLC
----------------------------------------------------------------
LNR Clare House Limited, Inc.
----------------------------------------------------------------
LNR Clark Holdings, Inc.
----------------------------------------------------------------
LNR Clark, LLC
----------------------------------------------------------------
LNR Clayton Meadows Investor, LLC
----------------------------------------------------------------
LNR Clayton Meadows Limited, Inc.
----------------------------------------------------------------

                                  (Page 4 of 8)

----------------------------------------------------------------
LNR CMBS Holdings Corp.
----------------------------------------------------------------
LNR Colorado Highlands Holdings, Inc.
----------------------------------------------------------------
LNR Commencement Limited, Inc.
----------------------------------------------------------------
LNR Conservatory Place Court Limited, Inc.
----------------------------------------------------------------
LNR Country Village Limited, Inc.
----------------------------------------------------------------
LNR Covey Run Investor, LLC
----------------------------------------------------------------
LNR Covey Run Limited, Inc.
----------------------------------------------------------------
LNR Crossroads Marketplace, LLC
----------------------------------------------------------------
LNR Deer Creek Limited, Inc.
----------------------------------------------------------------
LNR DSHI Interhold, Inc.
----------------------------------------------------------------
LNR Durant Investor, LLC
----------------------------------------------------------------
LNR Durant Limited, Inc.
----------------------------------------------------------------
LNR East Wenatchee Limited, Inc.
----------------------------------------------------------------
LNR Eastern Lending, LLC
----------------------------------------------------------------
LNR Eastlake Village Investor, LLC
----------------------------------------------------------------
LNR Eastlake Village Limited, Inc.
----------------------------------------------------------------
LNR Edgefield Senior Investor, LLC
----------------------------------------------------------------
LNR Edgefield Senior Limited, Inc.
----------------------------------------------------------------
LNR Englewood Limited, Inc.
----------------------------------------------------------------
LNR Essex Investor, LLC
----------------------------------------------------------------
LNR Essex Limited, Inc.
----------------------------------------------------------------
LNR Executive Tower, Inc.
----------------------------------------------------------------
LNR Federal Way Limited, Inc.
----------------------------------------------------------------
LNR Fenix Limited, Inc.
----------------------------------------------------------------
LNR Five Corners Investor, LLC
----------------------------------------------------------------
LNR Florida Affordable Housing, Inc.
----------------------------------------------------------------
LNR Florida Funding, Inc.
----------------------------------------------------------------
LNR Glisan Investor, LLC
----------------------------------------------------------------
LNR Gowe Court Limited, Inc.
----------------------------------------------------------------
LNR Hamilton Holdings, Inc.
----------------------------------------------------------------
LNR Harbor Bay, LLC
----------------------------------------------------------------
LNR Harbor Fund GP IV, Inc.
----------------------------------------------------------------
LNR Harbor Fund GP IX, Inc.
----------------------------------------------------------------
LNR Harbor Fund GP V, Inc.
----------------------------------------------------------------
LNR Harbor Fund GP VIII, Inc.
----------------------------------------------------------------
LNR Harbor Fund Limited Partnership No. III
----------------------------------------------------------------
LNR Harbor Fund Limited Partnership No. IV
----------------------------------------------------------------
LNR Harbor Fund Limited Partnership No. IX
----------------------------------------------------------------
LNR Harbor Fund Limited Partnership No. V
----------------------------------------------------------------

                                  (Page 5 of 8)

----------------------------------------------------------------
LNR Harbor Fund Limited Partnership No. VIII
----------------------------------------------------------------
LNR Hastings Limited, Inc.
----------------------------------------------------------------
LNR Hawthorne, Inc.
----------------------------------------------------------------
LNR Henderson Cottages Investor, LLC
----------------------------------------------------------------
LNR Henderson Cottages Limited, Inc.
----------------------------------------------------------------
LNR Horizon Pines Investor, LLC
----------------------------------------------------------------
LNR Horizon Pines limited, Inc.
----------------------------------------------------------------
LNR Kearny Mesa, Inc.
----------------------------------------------------------------
LNR Lafayette Holdings, Inc.
----------------------------------------------------------------
LNR Lafayette LP, Inc.
----------------------------------------------------------------
LNR Lake Placid Holdings, Inc.
----------------------------------------------------------------
LNR Lake Wood Ranch II Investor, LLC
----------------------------------------------------------------
LNR Land Partners Sub II, Inc.
----------------------------------------------------------------
LNR Land Partners Sub, Inc.
----------------------------------------------------------------
LNR Lily Lane Investor, LLC
----------------------------------------------------------------
LNR Lily Lane Limited, Inc.
----------------------------------------------------------------
LNR LLC Investor, Inc.
----------------------------------------------------------------
LNR LLC Manager, Inc.
----------------------------------------------------------------
LNR LP Holdings, Inc.
----------------------------------------------------------------
LNR Madison Square, Inc.
----------------------------------------------------------------
LNR Mare Island, Inc.
----------------------------------------------------------------
LNR Meeker Court Limited, Inc.
----------------------------------------------------------------
LNR Memphis Holdings, Inc.
----------------------------------------------------------------
LNR Memphis LP, Inc.
----------------------------------------------------------------
LNR Mojave Investor, LLC
----------------------------------------------------------------
LNR Newport Plaza, Inc.
----------------------------------------------------------------
LNR Oak Point, Inc.
----------------------------------------------------------------
LNR Orange Tree Investor, LLC
----------------------------------------------------------------
LNR Orange Tree Village Limited, Inc.
----------------------------------------------------------------
LNR Orlando Limited, Inc.
----------------------------------------------------------------
LNR Parallel Holdings, Inc.
----------------------------------------------------------------
LNR Paredes Developers, LLC
----------------------------------------------------------------
LNR Paredes Investors, LLC
----------------------------------------------------------------
LNR Park Court Limited, Inc.
----------------------------------------------------------------
LNR Park Crest Limited, Inc.
----------------------------------------------------------------
LNR Partners Japan, Inc.
----------------------------------------------------------------
LNR Philadelphia Place I, Inc.
----------------------------------------------------------------
LNR Philadelphia Place II, Inc.
----------------------------------------------------------------
LNR Philadelphia Place III, LLC
----------------------------------------------------------------
LNR Philadelphia Place IV, LLC
----------------------------------------------------------------

                                  (Page 6 of 8)

----------------------------------------------------------------
LNR Phoenix LP, Inc.
----------------------------------------------------------------
LNR Phoenix LP-II, Inc.
----------------------------------------------------------------
LNR Phoenix LP-III, Inc.
----------------------------------------------------------------
LNR Port Washington Investor, LLC
----------------------------------------------------------------
LNR Port Washington Limited, Inc.
----------------------------------------------------------------
LNR Property Corporation
----------------------------------------------------------------
LNR Quayside Place Holdings, Inc.
----------------------------------------------------------------
LNR Quincy Crossings, LLC
----------------------------------------------------------------
LNR Racine Street Investor, LLC
----------------------------------------------------------------
LNR Racine Street Limited, Inc.
----------------------------------------------------------------
LNR Redhill Manager, Inc.
----------------------------------------------------------------
LNR Redhill, LLC
----------------------------------------------------------------
LNR Related Venture, Inc.
----------------------------------------------------------------
LNR REMIC Holdings, LLC
----------------------------------------------------------------
LNR Renaissance Manager, Inc.
----------------------------------------------------------------
LNR Renaissance Square, LLC
----------------------------------------------------------------
LNR Richland Limited, Inc.
----------------------------------------------------------------
LNR River Oaks Investor, LLC
----------------------------------------------------------------
LNR Riverwood Village Investor, LLC
----------------------------------------------------------------
LNR Riverwood Village Limited, Inc.
----------------------------------------------------------------
LNR Rocky Mountain Partners, Inc.
----------------------------------------------------------------
LNR San Diego Spectrum I, Inc.
----------------------------------------------------------------
LNR Sands Holdings, Inc.
----------------------------------------------------------------
LNR Santa Clara I, LLC
----------------------------------------------------------------
LNR Santa Fe Investor II, LLC
----------------------------------------------------------------
LNR Santa Fe Limited II,  Inc.
----------------------------------------------------------------
LNR Santa Fe Limited, Inc.
----------------------------------------------------------------
LNR Santa Rosa Gardens Investor, LLC
----------------------------------------------------------------
LNR Santa Rosa Gardens Limited, Inc.
----------------------------------------------------------------
LNR Santa Teresa Investor, LLC
----------------------------------------------------------------
LNR Seaview, Inc.
----------------------------------------------------------------
LNR Shelf I, Inc.
----------------------------------------------------------------
LNR Snow Cap Investor, LLC
----------------------------------------------------------------
LNR Snow Cap Limited, Inc.
----------------------------------------------------------------
LNR South Forty Limited, Inc.
----------------------------------------------------------------
LNR South Jordan II, LLC
----------------------------------------------------------------
LNR Spring Wood Investor, LLC
----------------------------------------------------------------
LNR Spring Wood Limited, Inc.
----------------------------------------------------------------
LNR Stewart Pines Investor, LLC
----------------------------------------------------------------

                                  (Page 7 of 8)

----------------------------------------------------------------
LNR Stewart Pines Limited, Inc.
----------------------------------------------------------------
[Intentionally Omitted]
----------------------------------------------------------------
LNR Sunflower Limited, Inc.
----------------------------------------------------------------
LNR Surrey Row Limited, Inc.
----------------------------------------------------------------
LNR Titus Limited, Inc.
----------------------------------------------------------------
LNR Town Center Investor, LLC
----------------------------------------------------------------
LNR Trail at The Park Limited, Inc.
----------------------------------------------------------------
LNR Tri-Court Limited, Inc.
----------------------------------------------------------------
LNR Tropical Pines Investor, LLC
----------------------------------------------------------------
LNR Tropical Pines Limited, Inc.
----------------------------------------------------------------
LNR Van Buren Holdings, Inc.
----------------------------------------------------------------
LNR Verandah Holdings, Inc.
----------------------------------------------------------------
LNR Village Green Investor, LLC
----------------------------------------------------------------
LNR Vista Ridge Investor, LLC
----------------------------------------------------------------
LNR West Lincoln Investor, LLC
----------------------------------------------------------------
LNR West Lincoln Limited, Inc.
----------------------------------------------------------------
LNR West Oaks Holdings, Inc.
----------------------------------------------------------------
LNR West Valley Investor, LLC
----------------------------------------------------------------
LNR West Valley Limited, Inc.
----------------------------------------------------------------
LNR Westchase Holdings, Inc.
----------------------------------------------------------------
LNR Western Properties, Inc.
----------------------------------------------------------------
LNR Wiedemann Park Limited, Inc.
----------------------------------------------------------------
LNR Willamette Court Limited, Inc.
----------------------------------------------------------------
LNR Willow Tree Investor, LLC
----------------------------------------------------------------
LNR Willow Tree Limited, Inc.
----------------------------------------------------------------
LNR Windhaven Limited, Inc.
----------------------------------------------------------------
LNR Woodspring Limited, Inc.
----------------------------------------------------------------
Miller's Plantation Development Company
----------------------------------------------------------------
Nevada Securities Holdings, Inc.
----------------------------------------------------------------
Parkview Associates, Inc.
----------------------------------------------------------------
Parkview at Pembroke Pointe, Inc.
----------------------------------------------------------------
Parkview Partnership, Ltd.
----------------------------------------------------------------
Port Washington Retirement Community, LLC
----------------------------------------------------------------
Prado Apartments Limited
----------------------------------------------------------------
Rollingcrest Inc.
----------------------------------------------------------------
Santa Fe Senior Housing Limited Partnership
----------------------------------------------------------------
South Dade Utilities, Inc.
----------------------------------------------------------------
Springs Development Corporation
----------------------------------------------------------------
The Dreyfus Interstate Development Corporation
----------------------------------------------------------------

                                  (Page 8 of 8)

----------------------------------------------------------------
The Turtle Run Venture
----------------------------------------------------------------
Universal American Realty Corporation
----------------------------------------------------------------
Village Green Apartments Limited Partnership
----------------------------------------------------------------
Vista del Lago Apartments, Inc.
----------------------------------------------------------------
Vista Ridge Housing Developers, LLC
----------------------------------------------------------------
Vista Ridge Housing Limited Partnership
----------------------------------------------------------------
West Coast Mortgage Holdings, Inc.
----------------------------------------------------------------
West Valley Housing Partners, LLC
----------------------------------------------------------------

                                   SCHEDULE II

                              BORROWING BASE CHART

-------------------------------------- -------------------------- ------------------ -----------------------------------------------
      BORROWING BASE COMPONENT           ASSET VALUATION METHOD    ADVANCE FORMULA                     LIMITATIONS
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
1.     Cash Equivalents                Net Book Value                   100%         None
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
2.     Stabilized Projects             Adjusted Net Operating           75%          The amount included in Borrowing Base for
                                       Income capitalized at 10%                     Stabilized Projects which are Special Purpose
                                                                                     Properties shall not exceed 15% of total
                                                                                     Borrowing Base.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------

3. a.  Completed Projects              Net Book Value                   67.5%        The amount included in Borrowing Base for
                                                                                     Completed Projects which are Special Purpose
                                                                                     Properties shall not exceed 10% of total amount
                                                                                     in Borrowing Base.

                                                                                     The amount included in Borrowing Base for
                                                                                     Completed Projects and Stabilized Projects
                                                                                     which are Special Purpose Properties shall
                                                                                     not exceed 20% of total Borrowing Base.

    b. Development Properties          Net Book Value                   67.5%        No Development Properties which are Special
                                                                                     Purpose Properties shall be included in the
                                                                                     Borrowing Base without the prior written
                                                                                     consent of the Required Lenders.

                                                                                     The amount included in the Borrowing Base
                                                                                     for Development Properties shall not exceed
                                                                                     25% of the total Borrowing Base.

                                                                                     The amount included in the Borrowing Base
                                                                                     for Completed Projects and Development
                                                                                     Properties shall not exceed 50% of the total
                                                                                     Borrowing Base.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
4.     Land Held for Investment        Net Book Value                   50%          The amount included in the Borrowing Base for
                                                                                     Land Held for Investment shall not exceed
                                                                                     the lesser of 15% of the total Borrowing
                                                                                     Base or $60,000,000.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------

                                  Schedule II-1

-------------------------------------- -------------------------- ------------------ -----------------------------------------------
      BORROWING BASE COMPONENT           ASSET VALUATION METHOD    ADVANCE FORMULA                     LIMITATIONS
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
5.a.   Investment Securities rated     Average Market Price             75%          None
       BB or higher

   b.  Investment Securities rated     Average Market Price             70%          None
       BB- through B

   c.  Investment Securities rated     Average Market Price             60%          The amount included in the Borrowing Base for
       B- or lower                                                                   Investment Securities rated B- or lower shall
                                                                                     not exceed 25% of the total Borrowing Base.

                                                                                     The amount included in the Borrowing Base
                                                                                     for all Investment Securities shall not
                                                                                     exceed 35% of the total Borrowing Base.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
6.     Mortgage Loans                  Net Book Value                   75%          The amount included in the Borrowing Base for
                                                                                     Mortgage Loans shall not exceed 20% of the
                                                                                     total Borrowing Base.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
7.     Tax Credits                     See clause (xiii) of the         70%          The amount included in the Borrowing Base for
                                       definition of Borrowing                       Tax Credits shall not exceed 25% of the total
                                       Base                                          Borrowing Base.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
8.     Portfolio/Single Asset          Net Book Value                   37.5%        No new investment in Portfolio/Single Asset
       Partnerships                                                                  Partnerships involving in excess of $25,000,000
                                                                                     or involving an investment in a real
                                                                                     property related business shall be included
                                                                                     in the Borrowing Base without the prior
                                                                                     written consent of the Required Lenders.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
9.     Strategic Investments           Net Book Value                   50%          The amount included in the Borrowing Base for
                                                                                     mezzanine loans shall not exceed the lesser of
                                                                                     15% of the total Borrowing Base or $40,000,000.

                                                                                     No Strategic Investment involving greater
                                                                                     than $25,000,000 shall be included in the
                                                                                     Borrowing Base without the prior written
                                                                                     consent of the Required Lenders.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------

                                  Schedule II-2

-------------------------------------- -------------------------- ------------------ -----------------------------------------------
      BORROWING BASE COMPONENT           ASSET VALUATION METHOD    ADVANCE FORMULA                     LIMITATIONS
-------------------------------------- -------------------------- ------------------ -----------------------------------------------
10.    Land Partnerships               Net Book Value                    30%         The amount included in the Borrowing Base for
                                                                                     Land Partnerships shall not exceed 15% of the
                                                                                     total Borrowing Base.

                                                                                     The amount included in the Borrowing Base
                                                                                     for Strategic Investments, Land Partnerships
                                                                                     and Portfolio/Single Asset Partnerships
                                                                                     shall not exceed 50% of the total Borrowing
                                                                                     Base.

                                                                                     The amount included in the Borrowing Base
                                                                                     for Strategic Investments, Land Partnerships
                                                                                     and Portfolio/Single Asset Partnerships in
                                                                                     which Borrower and its Subsidiaries do not
                                                                                     have a "controlling interest" shall not
                                                                                     exceed the lesser of 25% of the total amount
                                                                                     included in the Borrowing Base for Strategic
                                                                                     Investments, Land Partnerships and
                                                                                     Portfolio/Single Asset Partnerships or
                                                                                     $30,000,000.
-------------------------------------- -------------------------- ------------------ -----------------------------------------------

                                  Schedule II-3